ENTERGY STATISTICAL REPORT

AND INVESTOR GUIDE

2010

Entergy is a point-of-view-driven company with a sustainable approach to business. We use sophisticated analyses to develop informed points of view on key issues that affect our business. Our points of view are dynamic, changing with market conditions, and they determine our strategies. We also consider sustainability when setting our strategies by evaluating and optimizing their safety, economic, environmental and societal impact. We believe we must make progress simultaneously along multiple dimensions to truly succeed for all our stakeholders. We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last five years. This information is available in two electronic files, Excel and PDF in order to facilitate easier access and analysis.

Entergy Investor Relations

Entergy Corporation is an integrated energy company engaged primarily in electric power production and retail distribution operations. Entergy owns and operates power plants with approximately 30,000 megawatts of electric generating capacity, and it is the second-largest nuclear generator in the United States. Entergy delivers electricity to 2.7 million utility customers in Arkansas, Louisiana, Mississippi and Texas. Entergy has annual revenues of more than $11 billion and approximately 15,000 employees.

TABLE OF CONTENTS

Excel Tab
ABOUT THIS PUBLICATION	Page 2
FORWARD-LOOKING INFORMATION	Page 2
FINANCIAL MEASURES	Page 2
ENTERGY AT A GLANCE	Pages 3 – 4
EXECUTIVE PROFILES	Pages 5 – 6

ENTERGY CORPORATION AND SUBSIDIARIES
Selected Financial and Operating Data	Page 7
Selected Financial Data	Page 7
Utility Electric Operating Data	Page 7
Entergy Wholesale Commodities Operating Data	Page 7
Employees	Page 7
Owned and Leased Capability	Page 7
Consolidated Quarterly Financial Metrics	Page 8
Consolidated Annual Financial Metrics	Page 8
Consolidated Financial Results	Page 9
Consolidated Quarterly Results	Page 9
Consolidated Quarterly Special Items	Page 10
Consolidated Annual Results	Page 11
Consolidated Annual Special Items	Page 12
Description of Consolidated Special Items	Page 13
Consolidated Statements of Income	Page 14
Consolidating Income Statement	Page 15
Consolidated Balance Sheets	Pages 16 –17
Consolidating Balance Sheet	Pages 18 –19
Consolidated Statements of Cash Flow	Pages 20 –21
Cash Flow Information by Business	Page 21
Consolidated Statements of Changes in Equity and Comprehensive Income	Page 22
Consolidated Capital Expenditures	Page 23
Entergy Corporation Securities Detail	Page 23
Entergy Corporation Long-Term Debt	Page 23
Securities Ratings (Outlook)	Page 23

UTILITY
Utility Quarterly Financial Metrics	Page 24
Utility Annual Financial Metrics	Page 24
Utility Securities Ratings (Outlook)	Page 24
Utility Historical Capital Expenditures	Page 24
Utility Planned Capital Expenditures	Page 25
Utility Financial Results	Page 25
Utility Consolidating Income Statement	Page 25
Utility Consolidating Balance Sheet	Pages 26 –27
Utility Selected Annual Financial Metrics	Pages 28 –30

Note: The Excel Tab labels correspond to the page numbers in the PDF version of the 2010 Statistical Report.

Excel Tab
UTILITY SECURITIES DETAIL	Page 31
Utility Long-Term Debt and Preferred Stock	Page 31
Entergy Arkansas, Inc.	Page 31
Entergy Gulf States Louisiana, L.L.C.	Page 32
Entergy Louisiana, LLC	Page 33
Entergy Mississippi, Inc.	Page 34
Entergy New Orleans, Inc.	Page 34
Entergy Texas, Inc.	Page 35
System Energy Resources, Inc.	Page 35
UTILITY STATISTICAL INFORMATION	Page 36
Utility Total Capability	Page 36
Utility Selected Operating Data	Page 36
Utility Consolidating Information	Page 37
Entergy Arkansas, Inc.	Pages 38 – 39
Entergy Gulf States Louisiana, L.L.C.	Pages 40 and 42
Entergy Texas, Inc.	Pages 41 and 42
Entergy Louisiana, LLC	Pages 43 – 44
Entergy Mississippi, Inc.	Pages 45 – 46
Entergy New Orleans, Inc.	Pages 47 – 48
System Energy Resources, Inc.	Page 48
Utility Nuclear Plant Statistics	Page 49
UTILITY REGULATORY INFORMATION	Page 50
Regulatory Commissions	Page 50
Commission/Council Members	Page 50
Select Utility Regulatory Mechanisms	Page 51
Utility Electric and Gas Fuel Recovery Mechanisms	Page 52

ENTERGY WHOLESALE COMMODITIES
EWC Quarterly Financial Metrics	Page 53
EWC Annual Financial Metrics	Page 53
EWC Quarterly Operational Metrics	Page 53
EWC Annual Operational Metrics	Page 53
EWC Total Capacity	Page 53
EWC Nuclear Plant Statistics	Page 54
EWC Nuclear Plant Uprates	Page 54
EWC Non-Nuclear Wholesale Assets Plant Statistics	Page 54
EWC Non-Nuclear Wholesale Assets Plant Emissions	Page 54
EWC Nuclear Securities Detail	Page 55
EWC Non-Nuclear Wholesale Assets Securities Detail	Page 55

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES	Page 56

REG G RECONCILIATIONS
Pro Forma Financial Results	Pages 57 – 61
Financial Measures	Pages 62 – 72

2009 RESTATED FINANCIALS	Pages 73 – 75

INVESTOR INFORMATION	Page 76

ABOUT THIS PUBLICATION

This publication is unaudited and should be used in conjunction with Entergy’s 2010 Annual Report to Shareholders and Form 10-K filed with the Securities and Exchange Commission. It has been prepared for information purposes and is not intended for use in connection with any sale or purchase of, or any offer to buy, any securities of Entergy Corporation or its subsidiaries.

FORWARD-LOOKING INFORMATION

In this report and from time to time, Entergy Corporation makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “project,” “believe,” “anticipate,” “intend,” “expect,” “estimate,” “continue,” “potential,” “plan,” “predict,” “forecast,” and other similar words or expressions are intended to identify forward-looking statements but are not the only means to identify these statements. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Any forward-looking statement is based on information current as of the date of this report and speaks only as of the date on which such statement is made. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements involve a number of risks and uncertainties. There are factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including those factors discussed or incorporated by reference in (a) Item 1A. Risk Factors in the 2010 Form 10-K, (b) Management’s Financial Discussion and Analysis in the 2010 Form 10-K, and (c) the following factors (in addition to others described elsewhere in this report and in subsequent securities filings):

• resolution of pending and future rate cases and negotiations, including various performance-based rate discussions, and other regulatory proceedings, including those related to Entergy’s System Agreement or any successor agreement or arrangement, Entergy’s utility supply plan, recovery of storm costs, and recovery of fuel and purchased power costs

• changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, the operations of the independent coordinator of transmission for Entergy’s utility service territory and transition to a successor or alternative arrangement, including possible participation in a regional transmission organization, and the application of more stringent transmission reliability requirements or market power criteria by the Federal Energy Regulatory Commission (FERC)

• changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of nuclear generating facilities, particularly those owned or operated by the Entergy Wholesale Commodities business, and the effects of new or existing safety concerns regarding nuclear power plants and nuclear fuel

• resolution of pending or future applications for license renewals or modifications of nuclear generating facilities

• the performance of and deliverability of power from Entergy’s generation resources, including the capacity factors at its nuclear generating facilities

• Entergy’s ability to develop and execute on a point of view regarding future prices of electricity, natural gas, and other energy-related commodities

• prices for power generated by Entergy’s merchant generating facilities, the ability to hedge, sell power forward or otherwise reduce the market price risk associated with those facilities, including the Entergy Wholesale Commodities nuclear plants

• the prices and availability of fuel and power Entergy must purchase for its Utility customers, and Entergy’s ability to meet credit support requirements for fuel and power supply contracts

• volatility and changes in markets for electricity, natural gas, uranium, and other energy-related commodities

• changes in law resulting from federal or state energy legislation or legislation subjecting energy derivatives used in hedging and risk management transactions to governmental regulation

• changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, mercury, and other substances, and changes in costs of compliance with environmental and other laws and regulations

• uncertainty regarding the establishment of interim or permanent sites for spent nuclear fuel and nuclear waste storage and disposal

• variations in weather and the occurrence of hurricanes and other storms and disasters, including uncertainties associated with efforts to remediate the effects of hurricanes and ice storms and the recovery of costs associated with restoration, including accessing funded storm reserves, federal and local cost recovery mechanisms, securitization, and insurance

• effects of climate change

• Entergy’s ability to manage its capital projects and operation and maintenance costs

• Entergy’s ability to purchase and sell assets at attractive prices and on other attractive terms

• the economic climate, and particularly economic conditions in Entergy’s Utility service territory and the Northeast United States and events that could influence economic conditions in those areas

• the effects of Entergy’s strategies to reduce tax payments

• changes in the financial markets, particularly those affecting the availability of capital and Entergy’s ability to refinance existing debt, execute share repurchase programs, and fund investments and acquisitions

• actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in general corporate ratings, and changes in the rating agencies’ ratings criteria

• changes in inflation and interest rates

• the effect of litigation and government investigations or proceedings

• advances in technology

• the potential effects of threatened or actual terrorism and war or a catastrophic event such as a nuclear accident or a natural gas pipeline explosion

• Entergy’s ability to attract and retain talented management and directors

• changes in accounting standards and corporate governance

• declines in the market prices of marketable securities and resulting funding requirements for Entergy’s defined benefit pension and other postretirement benefit plans

• changes in decommissioning trust fund values or earnings or in the timing of or cost to decommission nuclear plant sites

• factors that could lead to impairment of long-lived assets

• the ability to successfully complete merger, acquisition, or divestiture plans, regulatory or other limitations imposed as a result of merger, acquisition, or divestiture, and the success of the business following a merger, acquisition, or divestiture

FINANCIAL MEASURES

Financial performance measures shown in this report include those calculated and presented in accordance with generally accepted accounting principles (GAAP), as well as those that are considered non-GAAP measures. This report includes non-GAAP measures of operational earnings, operational return on average invested capital, operational return on average common or members’ equity, operational net margin, operational price to earnings ratio and operational common dividend payout ratio, as well as gross liquidity, net debt to net capital, net debt to net capital with off-balance sheet liabilities, pro forma financial results reflecting reconsolidation of Entergy New Orleans, Inc., and pro forma financial results and financial measures (average common equity, return on average common equity, debt to capital ratio, cash flow interest coverage) reflecting the jurisdictional separation of Entergy Gulf States, Inc. into Entergy Gulf States Louisiana, L.L.C. and Entergy Texas, Inc., when describing Entergy’s results of operations and financial performance. We have prepared reconciliations of these measures to the most directly comparable GAAP measures. Reconciliations can be found on pages 9, 11, and 57 – 72.

ENTERGY AT A GLANCE

CORPORATE STRUCTURE

CORPORATE PROFILE

Entergy Corporation is a Fortune 500 integrated energy company engaged primarily in electric power production and retail distribution operations.

•	Approximately 30,000 MW electric generating capacity
•	2nd-largest U.S. nuclear generator
•	2.7 million utility customers
•	More than $11 billion annual revenues
•	Approximately 15,000 employees
•	104 electric generating units operated

BUSINESS SEGMENTS

Entergy’s five year results in this report are presented in three business segments:

•	Utility
•	Entergy Wholesale Commodities
•	Parent and Other

ENTERGY CORPORATION AND SUBSIDIARIES BUSINESS SEGMENTS (CONTINUED)

UTILITY

Entergy’s utility companies generate, transmit, distribute, and sell electric power, and operate a small natural gas distribution business.

•	Six electric utilities with 2.7 million customers
•	Four states – Arkansas, Louisiana, Mississippi, Texas
•	21,000 MW generating capacity
•	Two gas utilities with 191,000 customers

ENTERGY ARKANSAS, INC. (EAI)

Entergy Arkansas generates, transmits, distributes, and sells electric power to 693,000 retail customers in portions of Arkansas.

ENTERGY GULF STATES LOUISIANA, L.L.C. (EGSL)(a)

Entergy Gulf States Louisiana generates, transmits, distributes, and sells electric power to 381,000 retail customers in portions of Louisiana. Entergy Gulf States Louisiana also provides natural gas utility service to 92,000 customers in the Baton Rouge, Louisiana area.

ENTERGY LOUISIANA, LLC (ELL)

Entergy Louisiana generates, transmits, distributes, and sells electric power to 667,000 retail customers in portions of Louisiana.

ENTERGY MISSISSIPPI, INC. (EMI)

Entergy Mississippi generates, transmits, distributes, and sells electric power to 437,000 retail customers in portions of Mississippi.

ENTERGY NEW ORLEANS, INC. (ENOI)(b)

Entergy New Orleans generates, transmits, distributes, and sells electric power to 157,000 retail customers in the city of New Orleans, Louisiana. Entergy New Orleans also provides natural gas utility service to 99,000 customers in the city of New Orleans.

ENTERGY TEXAS, INC. (ETI)(a)

Entergy Texas generates, transmits, distributes, and sells electric power to 408,000 retail customers in portions of Texas.

SYSTEM ENERGY RESOURCES, INC. (SERI)

System Energy owns or leases 90 percent of the Grand Gulf 1 nuclear generating facility. System Energy sells power and capacity from Grand Gulf 1 at wholesale to Entergy Arkansas (36%), Entergy Louisiana (14%), Entergy Mississippi (33%), and Entergy New Orleans (17%).

UTILITY NUCLEAR PLANTS

Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russellville, Arkansas; Grand Gulf Nuclear Station in Port Gibson, Mississippi; River Bend Station in St. Francisville, Louisiana; and Waterford 3 in Taft, Louisiana.

ENTERGY WHOLESALE COMMODITIES

Entergy’s wholesale commodities business owns and operates six nuclear units in the northern United States. This business is primarily focused on selling power produced by those plants to wholesale customers. This business also provides operations and management services to nuclear power plants owned by other utilities.

•	Six units in northern U.S.
•	Pilgrim Nuclear Station in Plymouth, Massachusetts
•	James A. FitzPatrick in Oswego, New York
•	Indian Point Units 2 and 3 in Buchanan, New York
•	Vermont Yankee in Vernon, Vermont
•	Palisades Nuclear Energy Plant in South Haven, Michigan
•	4,998 MW owned generating capacity
•	800 MW under management services contract
•	Cooper Nuclear Station located near Brownville, Nebraska
•	Contracts (ongoing and completed) with other nuclear facility owners to provide decommissioning and license renewal services

Entergy’s wholesale commodities business also owns interests in non-nuclear power plants that sell the electric power produced by those plants to wholesale customers while it focuses on improving operating and financial performance of these plants, consistent with Entergy’s market-based point of view.

•	1,018 net MW generating capacity as of 12/31/2010(c)

(a) Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies, one operating under the sole retail jurisdiction of the PUCT, Entergy Texas, Inc., and the other operating under the sole retail jurisdiction of the LPSC, Entergy Gulf States Louisiana, L.L.C., Entergy Gulf States Louisiana, L.L.C. is the successor for financial reporting purposes to Entergy Gulf States, Inc.

(b) On September 23, 2005, Entergy New Orleans filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code to protect its customers and ensure continued progress in restoring power and gas service to New Orleans after Hurricane Katrina. As a result of the bankruptcy filing, Entergy discontinued the consolidation of Entergy New Orleans retroactive to January 1, 2005. Entergy New Orleans emerged from Chapter 11 bankruptcy effective May 8, 2007, pursuant to the Confirmation Order from the Bankruptcy Court confirming Entergy New Orleans’ Plan of Reorganization. With confirmation of the plan of reorganization, Entergy reconsolidated Entergy New Orleans in the second quarter 2007, retroactive to January 1, 2007.

(c) In fourth quarter 2010, Entergy sold its 61 percent share of the Harrison County 550 MW combined cycle gas-fired power plant.

ENTERGY CORPORATION AND SUBSIDIARIES EXECUTIVE PROFILES

WAYNE LEONARD – CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Wayne Leonard became Entergy’s chairman and chief executive officer on August 1, 2006 after serving as chief executive officer since January 1, 1999. Leonard joined Entergy in April 1998 as president and chief operating officer of the company’s domestic business, and he assumed additional responsibility for international operations in August 1998. At year-end 2010, Entergy’s overall performance, as measured by total shareholder return, has exceeded all but one of the companies in the Philadelphia Utility Index over Leonard’s twelve-year tenure as chief executive officer. In 2010, for the ninth consecutive year, Entergy was named to the Dow Jones Sustainability World Index and the only U.S. utility to be so honored. Institutional Investor magazine ranked Leonard the top CEO in the power industry and Entergy the top electric utility in the country in 2010. In 2008, Entergy received a Platts Award of Excellence for its standout performance year after year over the past decade. In 2002 and 2005 Entergy was honored to receive the electric power industry’s highest honor, the Edison Award, from the Edison Electric Institute. The Platts Global Energy Awards named Leonard 2003 CEO of the Year and Leonard has been a CEO of the Year finalist for an unprecedented ten consecutive years. Prior to joining Entergy, Leonard was president of Cinergy’s Energy Commodities Strategic Business Unit and president of Cinergy Capital Trading.

LEO DENAULT – EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Leo Denault became executive vice president and chief financial officer in February 2004. He is responsible for corporate-wide finance, accounting, tax, treasury, investor relations, corporate development and planning activities, as well as information technology. Denault was named to Institutional Investor magazine’s “2010 All-America Executive Team” and was ranked as the best CFO in the power industry in 2010 and 2009. Denault was previously vice president of corporate development and strategic planning. Denault joined Entergy in March 1999 as vice president, corporate development. Denault assumed responsibility for the areas of strategic planning, the Office of the Chief Risk Officer, and strategic pricing and transmission services in 2002. Prior to joining Entergy, Denault was vice president of corporate development at Cinergy Corporation, where he reviewed every major investment transaction, including the acquisition of generation, distribution and trading businesses in the United States and abroad.

ROD WEST – EXECUTIVE VICE PRESIDENT AND CHIEF ADMINISTRATIVE OFFICER

Rod West became executive vice president and chief administrative officer in June 2010. He is responsible for the legal, human resources and administration, public affairs, federal policy, regulatory and governmental affairs, and corporate communications departments. West previously served as president and chief executive officer of Entergy New Orleans, Inc. after serving as director of electric distribution operations. During his tenure at Entergy New Orleans, West was credited with managing the rebuild of critical aspects of the New Orleans infrastructure after Hurricane Katrina, and for leading Entergy New Orleans out of bankruptcy after the storm. Prior to joining Entergy in April 1999 as senior regulatory counsel, West was senior attorney in the New Orleans office of Vial, Hamilton, Koch and Knox, L.L.P., having previously spent five years with the New Orleans-based firm of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P.

RICK SMITH – PRESIDENT, ENTERGY WHOLESALE COMMODITIES BUSINESS

Rick Smith became president of Entergy’s wholesale commodities business in June 2010. His organization is aimed at strengthening local regulatory presence in the Northeast and consolidating commercial and risk functions for Entergy’s wholesale commodities business associated with non-utility generation. Smith previously served as president and chief operating officer from April 2007 until June 2010. Prior to being named president and COO, Smith was group president of utility operations. Smith joined Entergy in September 1999 as senior vice president, transition management and later served as president of retail operations. Prior to joining Entergy, Smith was president of Cinergy Resources, Inc., a non-regulated retail supply business. Prior to that, he served for three years as vice president of finance for Cinergy’s Energy Services business unit.

GARY TAYLOR – GROUP PRESIDENT, UTILITY OPERATIONS

Gary Taylor became group president, utility operations in April 2007. He is responsible for the regulated utility financial results, along with operational results of electric and natural gas distribution and customer service. In addition, Taylor oversees utility regulatory support and regulated retail activities. He joined Entergy in March 2000 as chief operating officer of Entergy’s Nuclear South region and became chief executive officer of Entergy’s nuclear business in April 2003. Prior to joining Entergy, Taylor had been vice president of nuclear operations at South Carolina Electric & Gas Company, a subsidiary of SCANA Corporation, since 1995.

MARK SAVOFF – EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER

Mark Savoff became chief operating officer in June 2010. He is responsible for nuclear operations as well as the business operations of energy delivery (transmission), fossil generation, supply chain, safety and environment, system planning and operations, critical infrastructure and performance management. Savoff is also responsible for driving five key initiatives within the company: safety, compliance, environmental policy (climate change), generation portfolio transformation and Entergy Continuous Improvement. Prior to being named COO, Savoff served as executive vice president of operations, a position he held since joining the company in December 2003. Prior to joining Entergy, Savoff was vice president and corporate officer at GE Power Systems, Nuclear Energy. Before assuming his role as vice president, Nuclear Energy, he was General Manager of GE’s global nuclear fuel business and led the turnaround of GE’s global nuclear services business. He also served as president, Reuter-Stokes, a GE subsidiary.

JOHN HERRON – PRESIDENT, CEO & CHIEF NUCLEAR OFFICER

John Herron became president, CEO, and chief nuclear officer of Entergy Nuclear in December 2009. He is responsible for all of Entergy’s nuclear plants located throughout New York, Massachusetts, Vermont, Michigan, Louisiana, Mississippi and Arkansas, as well as management of the Cooper Nuclear Station for the State of Nebraska. Herron was previously senior vice president for nuclear operations. Herron joined Entergy in 2001 as vice president, operations at Waterford 3. He then moved to New York as senior vice president of Indian Point in February 2002. Herron began his career in nuclear operations in 1979 at Vermont Yankee. In 1994, he became plant manager at Cooper Nuclear Station. He then joined Tennessee Valley Authority as plant manager at Sequoyah Nuclear Plant and then site vice president at TVA’s Browns Ferry Nuclear Plant.

ENTERGY CORPORATION AND SUBSIDIARIES EXECUTIVE PROFILES (CONTINUED)

BOB SLOAN – EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Bob Sloan became executive vice president, general counsel and secretary in 2003. Before joining Entergy, Sloan was vice president and general counsel at GE Industrial Systems. Prior to his role at GE Industrial Systems, Sloan was a managing partner in the Brussels office of McKenna and Cuneo LLP. Sloan was previously vice president and director of the Sovereign Credit Management Division at the First National Bank of Chicago and later a partner with the Pepper, Hamilton & Sheetz law firm in Washington, D.C. He also was general counsel of the Multinational Force and Observers. Sloan also worked on nuclear non-proliferation and politico-military matters in the U.S. State Department’s Office of Legal Adviser. Prior to this position, he was general counsel to the Minority at the U. S. Senate Permanent Subcommittee on Investigations.

RENAE CONLEY – EXECUTIVE VICE PRESIDENT, HUMAN RESOURCES AND ADMINISTRATION

Renae Conley became executive vice president, human resources and administration in January 2011. She is also Entergy’s chief diversity and inclusion officer and a member of the office of the chief executive. Conley previously served as president and chief executive officer of Entergy’s Louisiana utilities between 2000 and 2010. Entergy Louisiana and Entergy Gulf States Louisiana together serve over one million customers, and comprise the largest electric utility in the state. Prior to joining Entergy in 1999 as vice president of investor relations, Conley was president of Cincinnati Gas & Electric Company, a subsidiary of Cinergy Corp. Conley also served as president and CEO of Cadence, a joint venture of Cinergy and other utilities that provides energy management services.

ENTERGY CORPORATION AND SUBSIDIARIES UTILITY OPERATING COMPANY PRESIDENTS

JOE DOMINO – PRESIDENT & CEO, ENTERGY TEXAS

Joe Domino became president and CEO of Entergy Texas in 1998. He is responsible for Entergy Texas’ electric distribution system, transmission system maintenance and construction, customer service, economic development, regulatory and governmental affairs. Prior to being named president, he served as director of Entergy’s distribution operations in Texas and Southwest Louisiana. Domino joined Gulf States Utilities in 1970 as a planning engineer and was appointed director of Southern Region fossil plants in 1994.

HALEY FISACKERLY – PRESIDENT & CEO, ENTERGY MISSISSIPPI

Haley Fisackerly became president and CEO of Entergy Mississippi in June 2008. He is responsible for Entergy Mississippi’s electric distribution system, transmission system maintenance and construction, customer service, economic development, regulatory and governmental affairs. Prior to being named president, Fisackerly was vice president of governmental and regulatory affairs for Entergy Nuclear. Prior to that, he was Entergy Mississippi’s vice president of customer operations. Fisackerly joined Entergy in 1995 in federal governmental affairs in Washington D.C. and later moved to Little Rock, AR, where he was director of system regulatory strategy. Prior to joining Entergy, Fisackerly served for several years on the staff of U.S. Senator Thad Cochran.

HUGH McDONALD – PRESIDENT & CEO, ENTERGY ARKANSAS

Hugh McDonald became president and CEO of Entergy Arkansas in 2000. He is responsible for Entergy Arkansas’ electric distribution system, transmission system maintenance and construction, customer service, economic development, regulatory and governmental affairs. Prior to becoming Entergy Arkansas’ president, he led Entergy’s Retail Operations. McDonald joined Entergy in 1982 at the Waterford 3 nuclear plant. In 1989, he became executive assistant to the chairman of Entergy Louisiana / Entergy New Orleans and then led Entergy Louisiana’s Total Quality initiative until 1993. During Entergy’s merger with Gulf States Utilities, McDonald served as special projects director for the integration of the transmission, distribution, and customer service organizations. McDonald has also held the positions of division manager, Entergy Mississippi and director of regulatory affairs, Entergy Texas.

BILL MOHL – PRESIDENT & CEO, ENTERGY LOUISIANA LLC AND ENTERGY GULF STATES LOUISIANA L.L.C.

Bill Mohl became president and CEO of Entergy Louisiana and Entergy Gulf States Louisiana in June 2010. He is responsible for the Louisiana utilities’ electric and gas distribution systems, transmission system maintenance and construction, customer service, economic development, regulatory and governmental affairs. Mohl was previously vice president, system planning and operations. Mohl joined Entergy in 2002 where he was responsible for the procurement of all limited- and long-term fuel and generation resources and in 2007 added responsibility for system planning and operations. Mohl began his career at Public Service Company of Colorado, now an affiliate of Xcel Energy, before moving to Koch Industries where he held a number of leadership roles in various gas and power businesses.

CHARLES RICE – PRESIDENT & CEO, ENTERGY NEW ORLEANS

Charles Rice became president and CEO of Entergy New Orleans in June 2010. He is responsible for Entergy New Orleans’ electric and gas distribution system, transmission system maintenance and construction, customer service, economic development, regulatory and governmental affairs. Rice was previously director of regulatory affairs for Entergy New Orleans. After his first legal private practice position in Louisiana with Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P, Rice joined Entergy’s legal department in 2000 as senior counsel and then as manager of labor relations litigation support in human resources. Rice was recruited into New Orleans city government in 2002 as the city attorney and later took the role of chief administrative officer for the City of New Orleans. In 2005, Barrasso, Usdin, Kupperman, Freeman & Sarver, L.L.C. recruited him back to private practice, where he was named partner. Returning to Entergy in 2009, Rice served as director of utility strategy, then moved into the director of regulatory affairs position for Entergy New Orleans before being named to his current role.

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA

(In millions, except percentages, per share amounts, and ratios)	2010	2009	2008	2007	2006(a)
GAAP MEASURES
Operating Revenues	$11,488	$10,746	$13,094	$11,484	$10,932
As-Reported Net Income	$1,250	$1,231	$1,221	$1,135	$1,133
As-Reported Earnings Per Share	$6.66	$6.30	$6.20	$5.60	$5.36
Shares of Common Stock Outstanding:
End of Year	178.7	189.1	189.4	193.1	202.7
Weighted Average – Diluted	187.8	195.8	201.0	202.8	211.5
Return on Average Invested Capital – As-Reported	7.8%	7.7%	8.1%	8.3%	8.5%
Return on Average Common Equity – As-Reported	14.6%	14.9%	15.4%	14.1%	14.2%
Net Cash Flow Provided by Operating Activities	$3,926	$2,933	$3,324	$2,560	$3,448
Year-End Closing Market Price Per Share of Common Stock	$70.83	$81.84	$83.13	$119.52	$92.32
Book Value Per Share at End of Year	$47.53	$45.54	$42.07	$40.71	$40.45
Market Value of Equity at End of Year	$12,661	$15,477	$15,741	$23,082	$18,710
Price to Earnings Ratio – As-Reported	10.64	12.99	13.41	21.34	17.24
Common Dividend Paid Per Share	$3.24	$3.00	$3.00	$2.58	$2.16
Common Dividend Payout Ratio – As-Reported	49%	48%	48%	46%	40%

NON-GAAP MEASURES
Operational Earnings	$1,332	$1,302	$1,276	$1,167	$998
Operational Earnings Per Share	$7.10	$6.67	$6.51	$5.76	$4.72
Special Items Per Share	$(0.44)	$(0.37)	$(0.31)	$(0.16)	$0.64
Return on Average Invested Capital – Operational	8.2%	8.1%	8.4%	8.5%	7.7%
Return on Average Common Equity – Operational	15.6%	15.7%	16.1%	14.5%	12.5%
Price to Earnings Ratio – Operational	9.98	12.27	12.77	20.75	19.56
Common Dividend Payout Ratio – Operational	46%	45%	46%	45%	46%
(a) 2006 reflects deconsolidation of Entergy New Orleans, Inc.

UTILITY ELECTRIC OPERATING DATA
	2010	2009	2008	2007	2006(a)
Retail Kilowatt-Hour Sales (millions)	107,510	99,148	100,609	102,013	100,422
Peak Demand (megawatts)	21,799	21,009	21,241	22,001	20,887
Retail Customers – Year End (thousands)	2,743	2,719	2,689	2,668	2,595
(a) Includes Entergy New Orleans, Inc.

ENTERGY WHOLESALE COMMODITIES OPERATING DATA
	2010	2009	2008	2007	2006
Operating Revenues (millions)(a)	2,566	2,711	2,794	2,247	1,803
Billed Electric Energy Sales (gigawatts)	42,682	43,969	44,747	40,916	38,289
(a) Includes revenue associated with below-market PPA for Palisades of $46,296,187 for 2010, $52,520,249 for 2009, $76,223,175 for 2008, and $50,215,623 for 2007.

EMPLOYEES
	2010	2009	2008	2007	2006
Total Employees – Year End	14,958	15,181	14,669	14,322	13,814

OWNED AND LEASED CAPABILITY (MW)(a)

As of July 2011

	Entergy Arkansas	Entergy Gulf States Louisiana	Entergy Louisiana(g)	Entergy Mississippi	Entergy New Orleans	Entergy Texas	System Energy	EWC Nuclear(c)	EWC Non- Nuclear Wholesale(d) (e) (f)	Total
Gas/Oil	1,669	1,988	5,079	2,809	748	2,274	-	-	757	15,277
Coal	1,209	363	-	420	-	269	-	-	181	2,442

Total Fossil	2,878	2,351	5,079	3,229	748	2,543	-	-	938	17,766

Nuclear	1,835	974	1,168	-	-	-	1,126	4,998	-	10,101
Other(b)	74	-	-	-	-	-	-	-	80	154

Total	4,787	3,325	6,247	3,229	748	2,543	1,126	4,998	1,018	28,021
(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b)	Other includes Hydro (EAI) and Wind (EWC).
(c)	Reflects Net MW in Operation. Net MW in Operation is the installed capacity owned and operated. Excludes management services contract for Cooper Nuclear Station.
(d)	Reflects nameplate rating of generating unit.
(e)	In fourth quarter 2010, Entergy sold its 61 percent share of the Harrison County 550 MW combined cycle gas-fired power plant.
(f)	On May 5, 2011, Entergy filed an application with FERC (Docket No.EC11-76) requesting authorization of a proposed transaction in which EAM Nelson Holding, LLC will acquire 10.9% ownership interest in the Nelson 6 550 MW coal-fired steam electric generating facility.
(g)	In April 2011, Entergy Louisiana completed the purchase of the 580 MW Acadia Energy Center Power Block 2.

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2010					2009					YTD %
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	213.8	315.3	492.9	228.3	1,250.2	235.3	226.8	455.2	313.8	1,231.1	1.6
Return on Average Invested Capital – As-Reported (%)(a)	7.6	8.1	8.2	7.8	7.8	7.6	7.5	7.1	7.7	7.7	1.3
Return on Average Common Equity – As-Reported (%)(a)	13.8	14.8	15.5	14.6	14.6	14.1	13.7	13.2	14.9	14.9	(2.0)
Net Margin – As-Reported (%)(a)	11.3	11.7	11.7	10.9	10.9	8.8	9.0	9.7	11.5	11.5	(5.2)
Cash Flow Interest Coverage (# times)(a)	6.3	6.6	8.0	7.8	7.8	6.5	6.7	5.5	6.1	6.1	27.9
Revolver Capacity ($ millions)	1,417	1,338	2,216	2,354	2,354	725	1,585	1,647	1,464	1,464	60.8
Total Debt ($ millions)	12,152	11,853	12,247	11,816	11,816	12,034	11,510	11,522	12,014	12,014	(1.6)
Debt to Capital Ratio (%)	57.0	56.6	57.5	57.3	57.3	57.4	55.9	56.7	57.4	57.4	(0.2)
Off-Balance Sheet Liabilities ($ millions)	644	641	638	653	653	573	569	567	646	646	1.1

NON-GAAP MEASURES
Operational Earnings ($ millions)	253.7	325.7	518.1	235.0	1,332.5	252.5	244.0	470.7	334.9	1,302.1	2.3
Return on Average Invested Capital – Operational (%)(a)	8.0	8.5	8.7	8.2	8.2	8.0	7.8	7.5	8.1	8.1	1.2
Return on Average Common Equity – Operational (%)(a)	14.9	15.8	16.6	15.6	15.6	15.0	14.6	14.1	15.7	15.7	(0.6)
Net Margin – Operational (%)(a)	12.2	12.5	12.5	11.6	11.6	9.4	9.6	10.3	12.1	12.1	(4.1)
Total Gross Liquidity ($ millions)	3,074	2,674	4,147	3,648	3,648	2,528	2,866	2,778	3,174	3,174	14.9
Debt to Capital Ratio, Excluding Securitization Debt (%)	55.2	54.8	55.6	55.3	55.3	56.7	55.3	56.1	55.6	55.6	(0.5)
Net Debt to Net Capital Ratio, Excluding Securitization Debt (%)	51.3	51.6	50.9	52.1	52.1	52.6	52.2	53.4	51.5	51.5	1.2
Net Debt to Net Capital Ratio Including Off-Balance Sheet Liabilities, Excluding Securitization Debt (%)	52.9	53.2	52.5	53.8	53.8	54.0	53.6	54.8	53.1	53.1	1.3
(a)	Rolling twelve months. Totals may not foot due to rounding.

CONSOLIDATED ANNUAL FINANCIAL METRICS

	2010	2009	2008	2007	2006(a)
GAAP MEASURES
As-Reported Net Income ($ millions)	1,250	1,231	1,221	1,135	1,133
Return on Average Invested Capital – As-Reported (%)	7.8	7.7	8.1	8.3	8.5
Return on Average Common Equity – As-Reported (%)	14.6	14.9	15.4	14.1	14.2
Net Margin – As-Reported (%)	10.9	11.5	9.3	9.9	10.4
Cash Flow Interest Coverage (# times)	7.8	6.1	6.5	5.0	7.2
Revolver Capacity ($ millions)	2,354	1,464	645	1,730	2,770
Total Debt ($ millions)	11,816	12,014	12,279	11,123	9,356
Debt to Capital Ratio (%)	57.3	57.4	59.7	57.6	52.3
Off-Balance Sheet Liabilities ($ millions)
Debt of Joint Ventures – Entergy’s Share	107	116	125	135	146
Leases – Entergy’s Share	546	530	449	523	519
Total	653	646	574	658	665

NON-GAAP MEASURES
Operational Earnings ($ millions)	1,332	1,302	1,276	1,167	998
Return on Average Invested Capital – Operational (%)	8.2	8.1	8.4	8.5	7.7
Return on Average Common Equity – Operational (%)	15.6	15.7	16.1	14.5	12.5
Net Margin – Operational (%)	11.6	12.1	9.7	10.2	9.1
Total Gross Liquidity ($ millions)	3,648	3,174	2,565	2,984	3,786
Debt to Capital Ratio, Excluding Securitization Debt (%)	55.3	55.6	59.1	56.9	52.3
Net Debt to Net Capital Ratio, Excluding Securitization Debt (%)	52.1	51.5	54.8	53.9	49.4
Net Debt to Net Capital Ratio Including Off-Balance Sheet Liabilities, Excluding Securitization Debt (%)	53.8	53.1	56.2	55.5	51.3
(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2010					2009					YTD
($/share)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
AS-REPORTED

Utility	0.73	1.18	1.78	0.63	4.33	0.56	0.74	1.50	0.72	3.53	0.80
Entergy Wholesale Commodities	0.47	0.55	0.76	0.83	2.59	0.86	0.43	0.95	1.04	3.26	(0.67)
Parent & Other	(0.08)	(0.08)	0.08	(0.20)	(0.26)	(0.22)	(0.03)	(0.13)	(0.12)	(0.49)	0.23
CONSOLIDATED AS-REPORTED EARNINGS	1.12	1.65	2.62	1.26	6.66	1.20	1.14	2.32	1.64	6.30	0.36

LESS SPECIAL ITEMS

Utility	-	-	-	-	-	-	-	-	-	-	-
Entergy Wholesale Commodities	(0.29)	(0.08)	(0.14)	(0.04)	(0.54)	(0.04)	(0.08)	(0.05)	(0.06)	(0.23)	(0.31)
Parent & Other	0.08	0.02	-	-	0.10	(0.05)	(0.01)	(0.03)	(0.05)	(0.14)	0.24
TOTAL SPECIAL ITEMS	(0.21)	(0.06)	(0.14)	(0.04)	(0.44)	(0.09)	(0.09)	(0.08)	(0.11)	(0.37)	(0.07)

OPERATIONAL

Utility	0.73	1.18	1.78	0.63	4.33	0.56	0.74	1.50	0.72	3.53	0.80
Entergy Wholesale Commodities	0.76	0.63	0.90	0.87	3.13	0.90	0.51	1.00	1.10	3.49	(0.36)
Parent & Other	(0.16)	(0.10)	0.08	(0.20)	(0.36)	(0.17)	(0.02)	(0.10)	(0.07)	(0.35)	(0.01)
CONSOLIDATED OPERATIONAL EARNINGS	1.33	1.71	2.76	1.30	7.10	1.29	1.23	2.40	1.75	6.67	0.43

Weather Impact	0.17	0.09	0.29	0.06	0.62	(0.02)	(0.01)	0.03	(0.01)	(0.01)	0.63

SHARES OF COMMON STOCK
OUTSTANDING (in millions)
End of Period	189.3	187.5	181.5	178.7	178.7	196.1	196.1	188.9	189.1	189.1	(10.4)
Weighted Average - Diluted	191.3	190.7	187.8	181.6	187.8	198.1	198.2	195.9	191.3	195.8	(8.0)

Totals may not foot due to rounding and dilution effect of the unsuccessful remarketing of the equity units in February 2009.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

	2010					2009					YTD
($/share)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
UTILITY
SPECIAL ITEMS
None	-	-	-	-	-	-	-	-	-	-	-
Total	-	-	-	-	-	-	-	-	-	-	-
ENTERGY WHOLESALE COMMODITIES
SPECIAL ITEMS
Non-utility nuclear spin-off expenses	(0.29)	(0.08)	(0.14)	(0.04)	(0.54)	(0.04)	(0.08)	(0.05)	(0.06)	(0.23)	(0.31)
Total	(0.29)	(0.08)	(0.14)	(0.04)	(0.54)	(0.04)	(0.08)	(0.05)	(0.06)	(0.23)	(0.31)
PARENT & OTHER
SPECIAL ITEMS
Non-utility nuclear spin-off expenses	0.08	0.02	-	-	0.10	(0.05)	(0.01)	(0.03)	(0.05)	(0.14)	0.24
Total	0.08	0.02	-	-	0.10	(0.05)	(0.01)	(0.03)	(0.05)	(0.14)	0.24

TOTAL SPECIAL ITEMS	(0.21)	(0.06)	(0.14)	(0.04)	(0.44)	(0.09)	(0.09)	(0.08)	(0.11)	(0.37)	(0.07)

	2010					2009					YTD
($ millions)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
UTILITY
SPECIAL ITEMS
None	-	-	-	-	-	-	-	-	-	-	-
Total	-	-	-	-	-	-	-	-	-	-	-
ENTERGY WHOLESALE COMMODITIES
SPECIAL ITEMS
Non-utility nuclear spin-off expenses	(54.3)	(14.5)	(25.2)	(6.7)	(100.7)	(6.6)	(15.1)	(10.3)	(12.0)	(44.0)	(56.7)
Total	(54.3)	(14.5)	(25.2)	(6.7)	(100.7)	(6.6)	(15.1)	(10.3)	(12.0)	(44.0)	(56.7)
PARENT & OTHER
SPECIAL ITEMS
Non-utility nuclear spin-off expenses	14.4	4.0	-	-	18.5	(10.6)	(2.1)	(5.2)	(9.1)	(27.0)	45.5
Total	14.4	4.0	-	-	18.5	(10.6)	(2.1)	(5.2)	(9.1)	(27.0)	45.5

TOTAL SPECIAL ITEMS	(39.9)	(10.5)	(25.2)	(6.7)	(82.2)	(17.2)	(17.2)	(15.5)	(21.1)	(71.0)	(11.2)
Totals may not foot due to rounding.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

($/share)	2010	2009	2008	2007	2006
AS-REPORTED

Utility	4.33	3.53	2.92	3.37	3.27
Entergy Wholesale Commodities	2.59	3.26	3.96	2.88	1.57
Parent & Other	(0.26)	(0.49)	(0.68)	(0.65)	0.52
CONSOLIDATED AS-REPORTED EARNINGS	6.66	6.30	6.20	5.60	5.36

LESS SPECIAL ITEMS

Utility	-	-	(0.08)	(0.07)	0.02
Entergy Wholesale Commodities	(0.54)	(0.23)	(0.10)	(0.09)	0.13
Parent & Other	0.10	(0.14)	(0.13)	-	0.49
TOTAL SPECIAL ITEMS	(0.44)	(0.37)	(0.31)	(0.16)	0.64

OPERATIONAL

Utility	4.33	3.53	3.00	3.44	3.25
Entergy Wholesale Commodities	3.13	3.49	4.06	2.97	1.44
Parent & Other	(0.36)	(0.35)	(0.55)	(0.65)	0.03
CONSOLIDATED OPERATIONAL EARNINGS	7.10	6.67	6.51	5.76	4.72

Weather Impact	0.62	(0.01)	(0.02)	0.11	0.07

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

	($ millions)	($ millions)	($ millions)	($ millions)	($ millions)
($/share)	2010	2009	2008	2007	2006
UTILITY SPECIAL ITEMS
Dilution effect - unsuccessful remarketing	-	-	(0.08)	-	-
Nuclear alignment	-	-	-	(0.07)	-
ENOI results	-	-	-	-	0.02
Total	-	-	(0.08)	(0.07)	0.02
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Non-utility nuclear spin-off expenses	(0.54)	(0.23)	-	-	-
Dilution effect - unsuccessful remarketing	-	-	(0.10)	-	-
Nuclear alignment	-	-	-	(0.09)	-
Entergy-Koch, LP gain	-	-	-	-	0.26
Non-Nuclear Wholesale Assets write-off of tax capital losses	-	-	-	-	(0.13)
Total	(0.54)	(0.23)	(0.10)	(0.09)	0.13
PARENT & OTHER SPECIAL ITEMS
Non-utility nuclear spin-off expenses	0.10	(0.14)	(0.28)	-	-
Dilution effect - unsuccessful remarketing	-	-	0.15	-	-
Restructuring - Entergy-Koch, LP distribution	-	-	-	-	0.49
Total	0.10	(0.14)	(0.13)	-	0.49

TOTAL SPECIAL ITEMS	(0.44)	(0.37)	(0.31)	(0.16)	0.64

($ millions)	2010	2009	2008	2007	2006
UTILITY SPECIAL ITEMS
Nuclear alignment	-	-	-	(13.6)	-
ENOI results	-	-	-	-	4.1
Total	-	-	-	(13.6)	4.1
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Non-utility nuclear spin-off expenses	(100.7)	(44.0)	-	-	-
Nuclear alignment	-	-	-	(18.4)	-
Entergy-Koch, LP gain	-	-	-	-	55.0
Non-Nuclear Wholesale Assets write-off of tax capital losses	-	-	-	-	(27.7)
Total	(100.7)	(44.0)	-	(18.4)	27.3
PARENT & OTHER SPECIAL ITEMS
Non-utility nuclear spin-off expenses	18.5	(27.0)	(55.4)	-	-
Restructuring - Entergy-Koch, LP distribution	-	-	-	-	104.0
Retail business discontinued operations	-	-	-	-	(0.5)
Total	18.5	(27.0)	(55.4)	-	103.5

TOTAL SPECIAL ITEMS	(82.2)	(71.0)	(55.4)	(32.0)	134.9

FINANCIAL RESULTS

DESCRIPTION OF ENTERGY CORPORATION CONSOLIDATED SPECIAL ITEMS

MAIN EARNINGS CATEGORY

UTILITY SPECIAL ITEMS
Dilution effect – unsuccessful remarketing(a)	Diluted earnings per share
Nuclear alignment	Operating expenses: Other operation and maintenance
ENOI results	Other income: Equity in earnings (loss) of unconsolidated equity affiliates

ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Non-utility nuclear spin-off expenses	Operating expenses: Other operation and maintenance Operating expenses: Taxes other than income taxes Operating expenses: Depreciation Interest and Other Charges: Other interest
Dilution effect – unsuccessful remarketing(a)	Diluted earnings per share
Nuclear alignment	Operating expenses: Other operation and maintenance
Entergy-Koch, LP gain	Other income: Equity in earnings (loss) of unconsolidated equity affiliates
Non-Nuclear Wholesale Assets write-off of tax capital losses	Income taxes

PARENT & OTHER SPECIAL ITEMS
Non-utility nuclear spin-off expenses	Operating expenses: Other operation and maintenance Income taxes
Dilution effect – unsuccessful remarketing(a)	Diluted earnings per share
Restructuring – Entergy-Koch, LP distribution	Income taxes
Retail business discontinued operations	Discontinued operations

(a)	Entergy had 10,000,000 equity units outstanding as of December 31, 2008, that obligated the holders to purchase a certain number of shares of Entergy common stock for a stated price no later than February 17, 2009. Under the terms of the purchase contracts, Entergy attempted to remarket the notes payable associated with the equity units in February 2009 but was unsuccessful, the note holders put the notes to Entergy, Entergy retired the notes, and Entergy issued 6,598,000 shares of common stock in the settlement of the purchase contracts.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF INCOME (unaudited)

In thousands, except share data, for the years ended December 31,	2010	2009	2008	2007	2006(a)
OPERATING REVENUES:
Electric	$8,740,637	$7,880,016	$10,073,160	$9,046,301	$9,063,135
Natural gas	197,658	172,213	241,856	206,073	84,230
Competitive businesses	2,549,282	2,693,421	2,778,740	2,232,024	1,784,793
Total	11,487,577	10,745,650	13,093,756	11,484,398	10,932,158
OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,518,582	2,309,831	3,577,764	2,934,833	3,144,073
Purchased power	1,659,416	1,395,203	2,491,200	1,986,950	2,138,237
Nuclear refueling outage expenses	256,123	241,310	221,759	180,971	169,567
Other operation and maintenance	2,969,402	2,750,810	2,742,762	2,649,654	2,335,364
Decommissioning	211,736	199,063	189,409	167,898	145,884
Taxes other than income taxes	534,299	503,859	496,952	489,058	428,561
Depreciation and amortization	1,069,894	1,082,775	1,030,860	963,712	887,792
Other regulatory charges (credits)– net	44,921	(21,727)	59,883	54,954	(122,680)
Total	9,264,373	8,461,124	10,810,589	9,428,030	9,126,798
Gain on sale of business	44,173	-	-	-	-
OPERATING INCOME	2,267,377	2,284,526	2,283,167	2,056,368	1,805,360
OTHER INCOME:
Allowance for equity funds used during construction	59,381	59,545	44,523	42,742	39,894
Interest and investment income	185,455	236,628	197,872	238,911	198,835
Other than temporary impairment losses	(1,378)	(86,069)	(49,656)	(4,914)	-
Miscellaneous – net	(48,124)	(40,396)	(23,452)	(21,684)	109,858
Total	195,334	169,708	169,287	255,055	348,587
INTEREST EXPENSE:
Interest expense	610,146	603,679	634,188	662,084	573,953
Allowance for borrowed funds used during construction	(34,979)	(33,235)	(25,267)	(25,032)	(23,931)
Total	575,167	570,444	608,921	637,052	550,022
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,887,544	1,883,790	1,843,533	1,674,371	1,603,925
Income taxes	617,239	632,740	602,998	514,417	443,044
INCOME FROM CONTINUING OPERATIONS	1,270,305	1,251,050	1,240,535	1,159,954	1,160,881
LOSS FROM DISCONTINUED OPERATIONS
(net of income tax expense (benefit) of $67) respectively)	-	-	-	-	(496)
CONSOLIDATED NET INCOME	1,270,305	1,251,050	1,240,535	1,159,954	1,160,385
Preferred dividend requirements of subsidiaries	20,063	19,958	19,969	25,105	27,783
NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$1,250,242	$1,231,092	$1,220,566	$1,134,849	$1,132,602
Basic earnings per average common share	$6.72	$6.39	$6.39	$5.77	$5.46
Diluted earnings per average common share	$6.66	$6.30	$6.20	$5.60	$5.36
Dividends declared per common share	$3.24	$3.00	$3.00	$2.58	$2.16
Average number of common shares outstanding:
Basic	186,010,452	192,772,032	190,925,613	196,572,945	207,456,838
Diluted	187,814,235	195,838,068	201,011,588	202,780,283	211,452,455
(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

2010 CONSOLIDATING INCOME STATEMENT (unaudited)

In thousands, except share data, for the year ended December 31, 2010.	UTILITY	ENTERGY WHOLESALE COMMODITIES	PARENT & OTHER	CONSOLIDATED

OPERATING REVENUES:
Electric	$8,743,674	$-	$(3,037)	$8,740,637
Natural gas	197,658	-	-	197,658
Competitive businesses	-	2,566,156	(16,874)	2,549,282
Total	8,941,332	2,566,156	(19,911)	11,487,577

OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,217,265	302,860	(1,544)	2,518,582
Purchased power	1,628,166	62,513	(31,262)	1,659,416
Nuclear refueling outage expenses	108,199	147,924	-	256,123
Other operation and maintenance	1,948,892	1,047,041	(26,531)	2,969,402
Decommissioning	104,258	107,478	-	211,736
Taxes other than income taxes	431,371	101,878	1,049	534,299
Depreciation and amortization	902,127	163,180	4,588	1,069,894
Other regulatory charges (credits)-net	44,921	-	-	44,921
Total	7,385,199	1,932,874	(53,700)	9,264,373
Gain on sale of investment	-	44,173	-	44,173

OPERATING INCOME	1,556,133	677,455	33,789	2,267,377

OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	59,381	-	-	59,381
Interest and investment income	182,493	171,158	(168,196)	185,455
Other than temporary impairment losses	-	(1,378)	-	(1,378)
Miscellaneous – net	(20,821)	(17,347)	(9,956)	(48,124)
Total	221,053	152,433	(178,152)	195,334

INTEREST EXPENSE:
Interest expense	528,220	71,817	10,109	610,146
Allowance for borrowed funds used during construction	(34,979)	-	-	(34,979)
Total	493,241	71,817	10,109	575,167
INCOME BEFORE INCOME TAXES	1,283,945	758,071	(154,472)	1,887,544
Income taxes	454,227	268,649	(105,637)	617,239
CONSOLIDATED NET INCOME	829,718	489,422	(48,835)	1,270,305
Preferred dividend requirements of subsidiaries	17,331	2,732	-	20,063

NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$812,387	$486,690	$(48,835)	$1,250,242
Earnings Per Average Common Share:
Basic	$4.37	$2.61	$(0.26)	$6.72
Diluted	$4.33	$2.59	$(0.26)	$6.66

Totals may not foot due to rounding.

See page 73 for 2009 Consolidating Income Statement for new segment disclosure adopted as of 12/31/2010.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2010	2009	2008	2007	2006(a)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$76,290	$85,861	$115,876	$126,652	$117,379
Temporary cash investments	1,218,182	1,623,690	1,804,615	1,127,076	898,773
Total cash and cash equivalents	1,294,472	1,709,551	1,920,491	1,253,728	1,016,152
Securitization recovery trust account	43,044	13,098	12,062	19,273	-
Notes receivable – Entergy New Orleans DIP loan	-	-	-	-	51,934
Notes receivable	-	-	-	-	699
Accounts receivable:
Customer	602,796	553,692	734,204	610,724	552,376
Allowance for doubtful accounts	(31,777)	(27,631)	(25,610)	(25,789)	(19,348)
Other	161,662	152,303	206,627	303,060	345,400
Accrued unbilled revenues	302,901	302,463	282,914	288,076	249,165
Total accounts receivable	1,035,582	980,827	1,198,135	1,176,071	1,127,593
Deferred fuel costs	64,659	126,798	167,092	-	-
Accumulated deferred income taxes	8,472	-	7,307	38,117	11,680
Fuel inventory – at average cost	207,520	196,855	216,145	208,584	193,098
Materials and supplies – at average cost	866,908	825,702	776,170	692,376	604,998
Deferred nuclear refueling outage costs	218,423	225,290	221,803	172,936	147,521
System agreement cost equalization	52,160	70,000	394,000	268,000	-
Prepaid taxes	301,807	184,819	-	46,924	-
Prepayments and other	246,036	201,221	247,184	82,238	171,759
Total	4,339,083	4,534,161	5,160,389	3,958,247	3,325,434

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	40,697	39,580	66,247	78,992	229,089
Decommissioning trust funds	3,595,716	3,211,183	2,832,243	3,307,636	2,858,523
Non-utility property – at cost (less accumulated depreciation)	257,847	247,664	231,115	220,204	212,726
Other	405,946	120,273	107,939	82,563	47,115
Total	4,300,206	3,618,700	3,237,544	3,689,395	3,347,453

PROPERTY, PLANT AND EQUIPMENT:
Electric	37,153,061	36,343,772	34,495,406	32,959,022	30,713,284
Property under capital lease	800,078	783,096	745,504	740,095	730,182
Natural gas	330,608	314,256	303,769	300,767	92,787
Construction work in progress	1,661,560	1,547,319	1,712,761	1,054,833	786,147
Nuclear fuel under capital lease	-	527,521	465,374	361,502	336,017
Nuclear fuel	1,377,962	739,827	636,813	665,620	494,759
Total property, plant and equipment	41,323,269	40,255,791	38,359,627	36,081,839	33,153,176
Less – accumulated depreciation and amortization	17,474,914	16,866,389	15,930,513	15,107,569	13,715,099
Property, plant and equipment – net	23,848,355	23,389,402	22,429,114	20,974,270	19,438,077

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	845,725	816,856	581,719	595,743	740,110
Other regulatory assets (includes securitization property of $882,346 as of December 31, 2010)	3,838,237	3,647,154	3,615,104	2,971,399	2,768,352
Deferred fuel costs	172,202	172,202	168,122	168,122	168,122
Long-term receivables	-	-	-	-	19,349
Goodwill	377,172	377,172	377,172	377,172	377,172
Accumulated deferred income taxes	54,523	-	-	-	-
Other	909,773	1,006,306	1,047,654	908,654	898,662
Total	6,197,632	6,019,690	5,789,771	5,021,090	4,971,767

TOTAL ASSETS	$38,685,276	$37,561,953	$36,616,818	$33,643,002	$31,082,731
(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2010	2009	2008	2007	2006(a)
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$299,548	$711,957	$544,460	$996,757	$181,576
Notes payable and commercial paper	154,135	30,031	55,034	25,037	25,039
Accounts payable	1,181,099	998,228	1,475,745	1,031,300	1,122,596
Customer deposits	335,058	323,342	302,303	291,171	248,031
Taxes accrued	-	-	75,210	-	187,324
Accumulated deferred income taxes	49,307	48,584	-	-	-
Interest accrued	217,685	192,283	187,310	187,968	160,831
Deferred fuel costs	166,409	219,639	183,539	54,947	73,031
Obligations under capital leases	3,388	212,496	162,393	152,615	153,246
Pension and other postretirement liabilities	39,862	55,031	46,288	34,795	41,912
System agreement cost equalization	52,160	187,204	460,315	268,000	-
Other	277,598	215,202	273,297	214,164	271,544
Total	2,776,249	3,193,997	3,765,894	3,256,754	2,465,130

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	8,573,646	7,662,798	6,565,770	6,379,679	5,820,700
Accumulated deferred investment tax credits	292,330	308,395	325,570	343,539	358,550
Obligations under capital leases	42,078	354,233	343,093	220,438	188,033
Other regulatory liabilities	539,026	378,862	280,643	490,323	449,237
Decommissioning and asset retirement cost liabilities	3,148,479	2,939,539	2,677,495	2,489,061	2,023,846
Transition to competition	-	-	-	-	79,098
Accumulated provisions	395,250	141,315	147,452	133,406	88,902
Pension and other postretirement liabilities	2,175,364	2,241,039	2,177,993	1,361,326	1,410,433
Long-term debt (includes securitization bonds of $931,131 as of December 31, 2010)	11,317,157	10,705,738	11,174,289	9,728,135	8,798,087
Preferred stock with sinking fund	-	-	-	-	10,500
Other	618,559	711,334	880,998	1,066,508	847,415
Total	27,101,889	25,443,253	24,573,303	22,212,415	20,074,801

Commitments and Contingencies

Subsidiaries preferred stock without sinking fund	216,738	217,343	217,029	217,162	244,913

EQUITY:
Common shareholders’ equity:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 254,752,788 shares in 2010 and 2009, 248,174,087 shares in 2008, 2007, and 2006	2,548	2,548	2,482	2,482	2,482
Paid-in capital	5,367,474	5,370,042	4,869,303	4,850,769	4,827,265
Retained earnings	8,689,401	8,043,122	7,382,719	6,735,965	6,113,042
Accumulated other comprehensive income (loss)	(38,212)	(75,185)	(112,698)	8,320	(100,512)
Less – treasury stock, at cost (76,006,920 shares in 2010;
65,634,580 shares in 2009; 58,815,518 shares in 2008;
55,053,847 shares in 2007; 45,506,311 shares in 2006;)	5,524,811	4,727,167	4,175,214	3,734,865	2,644,390
Total common shareholders’ equity	8,496,400	8,613,360	7,966,592	7,862,671	8,197,887
Subsidiaries preferred stock without sinking fund	94,000	94,000	94,000	94,000	100,000
Total	8,590,400	8,707,360	8,060,592	7,956,671	8,297,887

TOTAL LIABILITIES AND EQUITY	$38,685,276	$37,561,953	$36,616,818	$33,643,002	$31,082,731
(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

2010 CONSOLIDATING BALANCE SHEET (unaudited)

In thousands, as of December 31, 2010.	UTILITY	ENTERGY WHOLESALE COMMODITIES	PARENT & OTHER	CONSOLIDATED
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$70,182	$5,249	$859	$76,290
Temporary cash investments	751,403	448,541	18,238	1,218,182
Total cash and cash equivalents	821,585	453,790	19,097	1,294,472
Securitization recovery trust account	43,044	-	-	43,044
Notes receivable	-	1,065,356	(1,065,356)	-
Accounts receivable:
Customer	385,383	217,413	-	602,796
Allowance for doubtful accounts	(31,575)	(202)	-	(31,777)
Associated companies	20,214	66,807	(87,021)	-
Other	150,369	10,893	400	161,662
Accrued unbilled revenues	302,787	114	-	302,901
Total accounts receivable	827,178	295,025	(86,621)	1,035,582
Deferred fuel costs	64,659	-	-	64,659
Accumulated deferred income taxes	8,472	-	-	8,472
Fuel inventory – at average cost	205,258	2,262	-	207,520
Materials and supplies – at average cost	548,758	318,150	-	866,908
Deferred nuclear refueling outage costs	64,463	153,960	-	218,423
System agreement cost equalization	52,160	-	-	52,160
Prepaid taxes	190,349	111,919	(461)	301,807
Prepayments and other	64,127	174,854	7,055	246,036
Total	2,890,053	2,575,316	(1,126,286)	4,339,083

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	1,147,271	291,453	(1,398,027)	40,697
Decommissioning trust funds	1,542,832	2,052,884	-	3,595,716
Non-utility property – at cost (less accumulated depreciation)	166,671	72,869	18,307	257,847
Other	364,937	11,009	30,000	405,946
Total	3,221,711	2,428,215	(1,349,720)	4,300,206

PROPERTY, PLANT AND EQUIPMENT:
Electric	33,007,394	4,142,255	3,412	37,153,061
Property under capital lease	800,078	-	-	800,078
Natural gas	330,168	440	-	330,608
Construction work in progress	1,300,207	360,689	664	1,661,560
Nuclear fuel under capital lease	-	-	-	-
Nuclear fuel	760,140	617,822	-	1,377,962
Total property, plant and equipment	36,197,987	5,121,206	4,076	41,323,269
Less – accumulated depreciation and amortization	16,669,910	804,695	309	17,474,914
Property, plant and equipment – net	19,528,077	4,316,511	3,767	23,848,355

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	845,725	-	-	845,725
Other regulatory assets (includes securitization property of
$882,346 as of December 31, 2010)	3,838,237	-	-	3,838,237
Deferred fuel costs	172,202	-	-	172,202
Goodwill	374,099	3,073	-	377,172
Accumulated deferred income taxes	4,310	8,450	41,763	54,523
Other	205,826	771,252	(67,305)	909,773
Total	5,440,399	782,775	(25,542)	6,197,632
TOTAL ASSETS	$31,080,240	$10,102,817	$(2,497,781)	$38,685,276

Totals may not foot due to rounding.

FINANCIAL RESULTS

2010 CONSOLIDATING BALANCE SHEET (unaudited)

In thousands, as of December 31, 2010.	UTILITY	ENTERGY WHOLESALE COMMODITIES	PARENT & OTHER	CONSOLIDATED
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$184,291	$29,257	$86,000	$299,548
Notes payable and commercial paper:
Associated companies	-	144,497	(144,497)	-
Other	154,135	-	-	154,135
Accounts payable:
Associated companies	9,696	13,420	(23,116)	-
Other	878,584	300,235	2,280	1,181,099
Customer deposits	335,058	-	-	335,058
Taxes accrued	-	-	-	-
Accumulated deferred income taxes	(8,062)	49,522	7,847	49,307
Interest accrued	201,799	669	15,217	217,685
Deferred fuel costs	166,409	-	-	166,409
Obligations under capital leases	3,388	-	-	3,388
Pension and other postretirement liabilities	34,283	5,579	-	39,862
System agreement cost equalization	52,160	-	-	52,160
Other	78,689	193,497	5,412	277,598

Total	2,090,430	736,676	(50,857)	2,776,249

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	7,514,297	924,485	134,864	8,573,646
Accumulated deferred investment tax credits	292,330	-	-	292,330
Obligations under capital leases	42,078	-	-	42,078
Other regulatory liabilities	539,026	-	-	539,026
Decommissioning and asset retirement cost liabilities	1,728,469	1,420,010	-	3,148,479
Accumulated provisions	388,081	2,595	4,574	395,250
Pension and other postretirement liabilities	1,700,368	474,996	-	2,175,364
Long-term debt (includes securitization bonds of $931,131 as of December 31, 2010)	8,553,358	132,143	2,631,656	11,317,157
Other	712,060	696,049	(789,550)	618,559

Total	21,470,067	3,650,278	1,981,544	27,101,889

Commitments and Contingencies

Subsidiaries preferred stock without sinking fund	186,510	85,985	(55,757)	216,738

EQUITY:
Common shareholders’ equity:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 254,752,788 shares in 2010	2,161,268	398,987	(2,557,707)	2,548
Paid-in capital	2,416,633	1,566,166	1,384,675	5,367,474
Retained earnings	2,889,317	3,594,952	2,205,132	8,689,401
Accumulated other comprehensive income (loss)	(107,985)	69,773	-	(38,212)
Less – treasury stock, at cost (76,006,920 shares in 2010)	120,000	-	5,404,811	5,524,811

Total common shareholders’ equity	7,239,233	5,629,878	(4,372,711)	8,496,400

Subsidiaries preferred stock without sinking fund	94,000	-	-	94,000

Total	7,333,233	5,629,878	(4,372,711)	8,590,400

TOTAL LIABILITIES AND EQUITY	$31,080,240	$10,102,817	$(2,497,781)	$38,685,276

Totals may not foot due to rounding.

See pages 73-74 for 2009 Consolidating Balance Sheet for new segment disclosure adopted as of 12/31/2010.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

In thousands, for the years ended December 31,	2010	2009	2008	2007	2006 (a)

OPERATING ACTIVITIES:
Consolidated net income	$1,270,305	$1,251,050	$1,240,535	$1,159,954	$1,160,385
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Depreciation, amortization, and decommissioning, including nuclear fuel amortization	1,705,331	1,458,861	1,391,689	1,264,727	1,143,082
Deferred income taxes, investment tax credits, and non-current taxes accrued	718,987	864,684	333,948	476,241	738,643
Gain on sale of business	(44,173)	-	-	-	-
Changes in working capital:
Receivables	(99,640)	116,444	78,653	(62,646)	408,042
Fuel inventory	(10,665)	19,291	(7,561)	(10,445)	13,097
Accounts payable	216,635	(14,251)	(23,225)	(103,048)	(83,884)
Prepaid taxes and taxes accrued	(116,988)	(260,029)	122,134	(187,324)	(835)
Interest accrued	17,651	4,974	(652)	11,785	5,975
Deferred fuel	8,909	72,314	(38,500)	912	582,947
Other working capital accounts	(160,326)	(43,391)	(119,296)	(73,269)	64,479
Changes in provisions for estimated losses	265,284	(12,030)	12,462	(59,292)	39,822
Changes in other regulatory assets	339,408	(415,157)	(324,211)	254,736	(454,458)
Changes in pensions and other postretirement liabilities	(80,844)	71,789	828,160	(56,224)	333,381
Other	(103,793)	(181,391)	(169,808)	(56,337)	(502,837)
Net cash flow provided by operating activities	3,926,081	$2,933,158	$3,324,328	$2,559,770	$3,447,839

INVESTING ACTIVITIES:
Construction / capital expenditures	(1,974,286)	(1,931,245)	(2,212,255)	(1,578,030)	(1,633,268)
Allowance for equity funds used during construction	59,381	59,545	44,523	42,742	39,894
Nuclear fuel purchases	(407,711)	(525,474)	(423,951)	(408,732)	(326,248)
Proceeds from sale / leaseback of nuclear fuel	-	284,997	297,097	169,066	135,190
Proceeds from sale of assets and businesses	228,171	39,554	30,725	13,063	77,159
Payment for purchase of plant	-	-	(266,823)	(336,211)	(88,199)
Insurance proceeds received for property damages	7,894	53,760	130,114	83,104	18,828
Changes in transition charge account	(29,945)	(1,036)	7,211	(19,273)	-
NYPA value sharing payment	(72,000)	(72,000)	(72,000)	-	-
Payments to storm reserve escrow account	(296,614)	(6,802)	(248,863)	-	-
Receipts from storm reserve escrow account	9,925	-	249,461	-	-
Increase (decrease) in other investments	24,956	100,956	(73,431)	41,720	(6,353)
Proceeds from nuclear decommissioning trust fund sales	2,606,383	2,570,523	1,652,277	1,583,584	777,584
Investment in nuclear decommissioning trust funds	(2,730,377)	(2,667,172)	(1,704,181)	(1,708,764)	(884,123)
Other regulatory investments	-	-	-	-	(38,037)
Net cash flow used in investing activities	(2,574,223)	(2,094,394)	(2,590,096)	(2,117,731)	(1,927,573)

FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	3,870,694	2,003,469	3,456,695	2,866,136	1,837,713
Preferred equity	-	-	-	10,000	73,354
Common stock and treasury stock	51,163	28,198	34,775	78,830	70,455
Retirement of long-term debt	(4,178,127)	(1,843,169)	(2,486,806)	(1,369,945)	(1,804,373)
Repurchase of common stock	(878,576)	(613,125)	(512,351)	(1,215,578)	(584,193)
Redemption of preferred stock	-	(1,847)	-	(57,827)	(183,881)
Changes in credit borrowings – net	(8,512)	(25,000)	30,000	-	(15,000)
Dividends paid:
Common stock	(603,854)	(576,956)	(573,045)	(507,327)	(448,954)
Preferred equity	(20,063)	(19,958)	(20,025)	(25,875)	(28,848)
Net cash flow provided by (used in) financing activities	(1,767,275)	(1,048,388)	(70,757)	(221,586)	(1,083,727)
Effect of exchange rates on cash and cash equivalents	338	(1,316)	3,288	30	(3,207)
Net increase (decrease) in cash and cash equivalents	(415,079)	(210,940)	666,763	220,483	433,332
Cash and cash equivalents at beginning of period	1,709,551	1,920,491	1,253,728	1,016,152	582,820
Effect of the reconsolidation of Entergy New Orleans on cash and cash equivalents	-	-	-	17,093	-
Cash and cash equivalents at end of period	$1,294,472	$1,709,551	$1,920,491	$1,253,728	$1,016,152
(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

$ thousands, for the years ended December 31,	2010	2009	2008	2007	2006	(a)
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	540,352	568,417	612,288	611,197	514,189
Income taxes	32,144	43,057	137,234	376,808	(147,435)
Noncash financing activities:
Long-tern debt retired (equity unit notes)	-	(500,000)	-	-	-
Common stock issued in settlement of equity unit purchase contracts	-	500,000	-	-	-
(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

CASH FLOW INFORMATION BY BUSINESS

For the years ended December 31, 2010, 2009, 2008, 2007, and 2006.	UTILITY	ENTERGY WHOLESALE COMMODITIES	PARENT & OTHER	CONSOLIDATED
($ thousands)
2010
Net cash flow provided by operating activities	2,941,596	629,787	354,698	3,926,081
Net cash flow provided by (used in) investing activities	(2,500,139)	(399,439)	325,355	(2,574,223)
Net cash flow provided by (used in) financing activities	(859,141)	(230,203)	(677,930)	(1,767,275)

2009
Net cash flow provided by operating activities	1,586,020	2,626,034	(1,278,896)	2,933,158
Net cash flow provided by (used in) investing activities	(1,465,824)	(1,927,120)	1,298,550	(2,094,394)
Net cash flow provided by (used in) financing activities	553,107	(701,801)	(899,694)	(1,048,388)

2008
Net cash flow provided by operating activities	2,379,258	1,258,581	(313,511)	3,324,328
Net cash flow provided by (used in) investing activities	(2,845,157)	(429,859)	684,920	(2,590,096)
Net cash flow provided by (used in) financing activities	250,309	(832,619)	511,553	(70,757)

2007
Net cash flow provided by (used in) operating activities	1,807,769	821,201	(69,200)	2,559,770
Net cash flow provided by (used in) investing activities	(1,238,487)	(846,926)	(32,318)	(2,117,731)
Net cash flow provided by (used in) financing activities	(368,909)	57,766	89,557	(221,586)

2006(a)
Net cash flow provided by (used in) operating activities	2,592,433	838,677	16,729	3,447,839
Net cash flow provided by (used in) investing activities	(1,592,933)	(376,093)	41,453	(1,927,573)
Net cash flow provided by (used in) financing activities	(736,693)	(287,045)	(59,989)	(1,083,727)
(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY AND COMPREHENSIVE INCOME (unaudited)

		Common Shareholders’ Equity
	Subsidiaries’ Preferred Stock	Common Stock	Treasury Stock	Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
	(In Thousands)

Balance at December 31, 2005	$100,000	$2,482	$(2,161,960)	$4,817,637	$5,433,931	$(343,819)	$7,848,271

Consolidated net income (a)	27,783	-	-	-	1,132,602	-	1,160,385

Other comprehensive income:
Cash flow hedges net unrealized gain (net of tax expense of $187,462)	-	-	-	-	-	287,036	287,036
Pension and other postretirement liabilities (net of tax benefit of $92,419)	-	-	-	-	-	(75,805)	(75,805)
Net unrealized investment gains (net of tax expense of $28,428)	-	-	-	-	-	36,628	36,628
Foreign currency translation (net of tax expense of $1,122)	-	-	-	-	-	3,207	3,207
Minimum pension liability (net of tax benefit of $5,911)	-	-	-	-	-	(7,759)	(7,759)

Total comprehensive income							1,403,692

Common stock repurchases	-	-	(584,193)	-	-	-	(584,193)
Common stock issuances related to stock plans	-	-	101,763	9,628	-	-	111,391
Common stock dividends declared	-	-	-	-	(448,572)	-	(448,572)
Preferred dividend requirements of subsidiaries (a)	(27,783)	-	-	-	-	-	(27,783)
Capital stock and other expenses	-	-	-	-	(4,919)	-	(4,919)

Balance at December 31, 2006	100,000	2,482	(2,644,390)	4,827,265	6,113,042	(100,512)	8,297,887

Consolidated net income (a)	25,105	-	-	-	1,134,849	-	1,159,954

Other comprehensive income:
Cash flow hedges net unrealized gain (net of tax expense of $57,185)	-	-	-	-	-	93,038	93,038
Pension and other postretirement liabilities (net of tax expense of $29,994)	-	-	-	-	-	(1,236)	(1,236)
Net unrealized investment gains (net of tax expense of $23,562)	-	-	-	-	-	17,060	17,060
Foreign currency translation (net of tax benefit of $16)	-	-	-	-	-	(30)	(30)

Total comprehensive income							1,268,786

Common stock repurchases	-	-	(1,215,578)	-	-	-	(1,215,578)
Common stock issuances related to stock plans	-	-	125,103	23,504	-	-	148,607
Common stock dividends declared	-	-	-	-	(507,326)	-	(507,326)
Preferred stock issued	10,000	-	-	-	-	-	10,000
Preferred stock repurchased	(16,000)	-	-	-	-	-	(16,000)
Preferred dividend requirements of subsidiaries (a)	(25,105)	-	-	-	-	-	(25,105)
Adjustment related to FIN 48 implementation	-	-	-	-	(4,600)	-	(4,600)

Balance at December 31, 2007	94,000	2,482	(3,734,865)	4,850,769	6,735,965	8,320	7,956,671

Consolidated net income (a)	19,969	-	-	-	1,220,566	-	1,240,535

Other comprehensive income:
Cash flow hedges net unrealized gain (net of tax expense of $78,837)	-	-	-	-	-	133,370	133,370
Pension and other postretirement liabilities (net of tax benefit of $68,076)	-	-	-	-	-	(125,087)	(125,087)
Net unrealized investment losses (net of tax benefit of $108,049)	-	-	-	-	-	(126,013)	(126,013)
Foreign currency translation (net of tax benefit of $1,770)	-	-	-	-	-	(3,288)	(3,288)

Total comprehensive income							1,119,517

Common stock repurchases	-	-	(512,351)	-	-	-	(512,351)
Common stock issuances related to stock plans	-	-	72,002	18,534	-	-	90,536
Common stock dividends declared	-	-	-	-	(573,924)	-	(573,924)
Preferred dividend requirements of subsidiaries (a)	(19,969)	-	-	-	-	-	(19,969)
Capital stock and other expenses	-	-	-	-	112	-	112

Balance at December 31, 2008	94,000	2,482	(4,175,214)	4,869,303	7,382,719	(112,698)	8,060,592

Consolidated net income (a)	19,958	-	-	-	1,231,092	-	1,251,050

Other comprehensive income:
Cash flow hedges net unrealized loss (net of tax expense of $333)	-	-	-	-	-	(2,887)	(2,887)
Pension and other postretirement liabilities (net of tax benefit of $34,415)	-	-	-	-	-	(35,707)	(35,707)
Net unrealized investment gains (net of tax expense of $102,845)	-	-	-	-	-	82,929	82,929
Foreign currency translation (net of tax benefit of $246)	-	-	-	-	-	(457)	(457)

Total comprehensive income							1,294,928

Common stock repurchases	-	-	(613,125)	-	-	-	(613,125)
Common stock issuances in settlement of equity unit purchase contracts	-	66	-	499,934	-	-	500,000
Common stock issuances related to stock plans	-	-	61,172	805	-	-	61,977
Common stock dividends declared	-	-	-	-	(576,913)	-	(576,913)
Preferred dividend requirements of subsidiaries (a)	(19,958)	-	-	-	-	-	(19,958)
Capital stock and other expenses	-	-	-	-	(141)	-	(141)
Adjustment for implementation of new accounting pronouncement
(net of tax benefit of $4,921)	-	-	-	-	6,365	(6,365)	-

Balance at December 31, 2009
	94,000	2,548	(4,727,167)	5,370,042	8,043,122	(75,185)	8,707,360

Consolidated net income (a)	20,063	-	-	-	1,250,242	-	1,270,305

Other comprehensive income:
Cash flow hedges net unrealized loss (net of tax benefit of $7,088)	-	-	-	-	-	(11,685)	(11,685)
Pension and other postretirement liabilities (net of tax benefit of $14,387)	-	-	-	-	-	(8,527)	(8,527)
Net unrealized investment gains (net of tax expense of $51,130)	-	-	-	-	-	57,523	57,523
Foreign currency translation (net of tax benefit of $182)	-	-	-	-	-	(338)	(338)

Total comprehensive income							1,307,278

Common stock repurchases	-	-	(878,576)	-	-	-	(878,576)
Common stock issuances related to stock plans	-	-	80,932	(2,568)	-	-	78,364
Common stock dividends declared	-	-	-	-	(603,963)	-	(603,963)
Preferred dividend requirements of subsidiaries (a)	(20,063)	-	-	-	-	-	(20,063)

Balance at December 31, 2010	$94,000	$2,548	($5,524,811)	$5,367,474	$8,689,401	($38,212)	$8,590,400

Certain prior year data has been reclassified to conform with current year presentation.

(a) Consolidated net income and preferred dividend requirements of subsidiaries for 2010, 2009, 2008, 2007, and 2006 include $13.3 million, $13.3 million, $13.3 million, $14.2 million, and $15.1 million, respectively, of preferred dividends on subsidiaries’ preferred stock without sinking fund that is not presented as equity.

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES

($ millions)	2010	2009	2008	2007	2006
Utility
Entergy New Orleans	80	62	103	94	76
All others	1,495	1,510	2,085	1,222	1,396
Entergy Wholesale Commodities	471	437	357	597	326
Parent & Other	-	(6)	6	1	-

Total Historical Capital Expenditures	2,046	2,003	2,551	1,914	1,798

PLANNED CAPITAL EXPENDITURES

($ millions)	2011	2012	2013
Maintenance Capital:
Utility:
Generation	126	135	123
Transmission	193	209	207
Distribution	440	451	448
Other	89	100	90

Total	848	895	868
Entergy Wholesale Commodities	93	93	111

Total Maintenance Capital	941	988	979

Capital Commitments:
Utility:
Generation	1,098	1,071	628
Transmission	213	252	223
Distribution	30	26	14
Other	44	46	57

Total	1,385	1,395	922
Entergy Wholesale Commodities	273	268	264

Total Capital Commitments	1,658	1,663	1,186

Total Planned Capital Expenditures	2,599	2,651	2,165

ENTERGY CORPORATION SECURITIES DETAIL

ENTERGY CORPORATION LONG-TERM DEBT

					CURRENT OR FIRST CALL PRICE
			MATURITY DATE	FIRST CALL DATE			AS OF DECEMBER 31,
CUSIP		RATE					2010	2009			2008
								($	millions	)
	$3.5B Bank Credit Facility	0.78%	08/12				$1,632		$2,566		$3,237
	Bank Term Loan		06/10				-		60		60
29364GAA1	7.75% Notes	7.75%	12/09	Now	MW	(T+.50%)	-		-		267
29364GAB9	6.58% Notes	6.58%	05/10	Now	MW	(T+.50%)	-		75		75
29364GB@1	6.9% Notes	6.9%	11/10	Now	MW	(T+.50%)	-		140		140
29364G202, 29364G301	7.625% Notes(a)	7.625%	02/11				-		-		500
29364GA@2	7.06% Notes	7.06%	03/11	Now	MW	(T+.50%)	86		86		86
29364GAE3	3.625% Notes	3.625%	09/15	Now	MW	(T+.35%)	550		-		-
29364GAF0	5.125% Notes	5.125%	09/20	Now	MW	(T+.40%)	450		-		-

Total							$2,718		$2,927		$4,365
(a)	In December 2005, Entergy Corporation sold 10 million equity units with a stated amount of $50 each. An equity unit consisted of (1) a note, initially due February 2011 and initially bearing interest at an annual rate of 5.75%, and (2) a purchase contract that obligated the holder of the equity unit to purchase for $50 between 0.5705 and 0.7074 shares of Entergy Corporation common stock on or before February 17, 2009. Entergy paid the holders quarterly contract adjustment payments of 1.875% per year on the stated amount of $50 per equity unit. Under the terms of the purchase contracts, Entergy attempted to remarket the notes in February 2009 but was unsuccessful, the note holders put the notes to Entergy, Entergy retired the notes, and Entergy issued 6,598,000 shares of common stock in the settlement of the purchase contracts.

SECURITIES RATINGS (OUTLOOK)

CORPORATE CREDIT
As of July 2011.	MOODY’S	S&P
Entergy Corporation	Baa3 (stable)	BBB (outlook negative)

UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS

	2010					2009					YTD %
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	138.6	225.8	333.6	114.3	812.4	111.6	147.2	294.8	137.9	691.6	17.5
Return on Average Invested Capital –
As-Reported (%)(a)	6.5	7.1	7.2	6.9	6.9	6.0	5.8	5.9	6.4	6.4	7.8
Return on Average Common Equity –
As-Reported (%)(a)	10.4	11.4	11.8	11.4	11.4	8.8	8.5	8.8	10.1	10.1	12.9
Debt to Capital Ratio (%)	55.8	54.9	55.0	54.3	54.3	53.0	53.5	53.1	55.6	55.6	(2.3)
NON-GAAP MEASURES
Operational Earnings ($ millions)	138.6	225.8	333.6	114.3	812.4	111.6	147.2	294.8	137.9	691.6	17.5
Return on Average Invested Capital –
Operational (%)(a)	6.5	7.1	7.2	6.9	6.9	6.0	5.8	5.9	6.4	6.4	7.8
Return on Average Common Equity –
Operational (%)(a)	10.4	11.4	11.8	11.4	11.4	8.8	8.5	8.8	10.1	10.1	12.9
Debt to Capital Ratio, excluding securitization debt (%)	53.4	52.5	52.3	51.6	51.6	52.0	52.6	52.2	53.2	53.2	(3.0)
Net Debt to Net Capital Ratio, excluding securitization debt (%)	50.1	49.3	48.8	48.9	48.9	50.4	50.5	49.3	49.2	49.2	(0.6)
(a)	Rolling twelve months. Totals may not foot due to rounding.

UTILITY ANNUAL FINANCIAL METRICS

	2010	2009	2008	2007	2006(a)
GAAP MEASURES
As-Reported Net Income ($ millions)	812.4	691.6	587.8	682.7	691.2
Return on Average Invested Capital – As-Reported (%)	6.9	6.4	6.0	6.9	7.2
Return on Average Common Equity – As-Reported (%)	11.4	10.1	8.9	10.6	11.3
Debt to Capital Ratio (%)	54.3	55.6	53.0	51.5	51.3
NON-GAAP MEASURES
Operational Earnings ($ millions)	812.4	691.6	587.8	696.4	687.1
Return on Average Invested Capital – Operational (%)	6.9	6.4	6.0	7.0	7.2
Return on Average Common Equity – Operational (%)	11.4	10.1	8.9	10.8	11.2
Debt to Capital Ratio, excluding securitization debt (%)	51.6	53.2	52.0	50.3	51.3
Net Debt to Net Capital Ratio, excluding securitization debt (%)	48.9	49.2	50.0	47.2	49.1
(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

UTILITY SECURITIES RATINGS (OUTLOOK)

	MORTGAGE BONDS		PREFERRED STOCK
As of July 2011.	MOODY’S	S&P	MOODY’S	S&P
Entergy Arkansas, Inc.	A3 (stable)	A–(outlook negative)	Ba1	BB+
Entergy Gulf States Louisiana, L.L.C.	A3 (stable)	BBB+ (outlook negative)	Ba1	BB+
Entergy Louisiana, LLC	A3 (stable)	A– (outlook negative)	Ba1	BB+
Entergy Mississippi, Inc.	Baa1 (stable)	A– (outlook negative)	Ba2	BB+
Entergy New Orleans, Inc.	Baa3 (stable)	BBB+ (outlook negative)	B1	BB
Entergy Texas, Inc.	Baa2 (stable)	BBB+ (outlook negative)	n/a	n/a
System Energy Resources, Inc.	Baa2 (stable)	BBB+ (outlook negative)	–	–

UTILITY HISTORICAL CAPITAL EXPENDITURES(a)

($ millions)	2010	2009	2008	2007	2006
Entergy Arkansas	291	264	584	305	259
Entergy Gulf States Louisiana	237	274	360	168	159
Entergy Louisiana	428	468	584	322	449
Entergy Mississippi	224	131	156	157	240
Entergy New Orleans	80	62	103	94	76
Entergy Texas	163	188	284	167	217
System Energy Resources	56	91	86	84	34
Other	96	94	31	19	38

Total excluding Entergy New Orleans	1,495	1,510	2,085	1,222	1,396

Total including Entergy New Orleans	1,575	1,572	2,188	1,316	1,472
(a)	Historical capital expenditures include storm capital spending.

Certain prior year data has been reclassified to conform with current year presentation.

UTILITY SELECTED DATA

UTILITY FINANCIAL RESULTS

UTILITY PLANNED CAPITAL EXPENDITURES

	2011
($ millions)	Entergy Arkansas	Entergy Gulf States Louisiana	Entergy Louisiana	Entergy Mississippi	Entergy New Orleans	Entergy Texas	System Energy Resources	Other	Utility
Maintenance Capital:
Generation	35	28	28	7	2	13	12	1	126
Transmission	54	40	45	27	3	24	-	-	193
Distribution	116	57	99	86	21	62	-	-	440
Other	8	9	5	3	7	3	-	54	89

Total Maintenance Capital	213	134	177	123	33	102	12	55	848

Capital Commitments:
Generation	84	49	620	11	39	71	222	2	1,098
Transmission	49	37	68	45	-	12	-	-	213
Distribution	6	-	22	-	2	-	-	-	30
Other	5	8	3	1	13	3	1	11	44

Total Other Capital Commitments	144	94	713	57	54	86	223	13	1,385

Total Planned Capital Expenditures	357	228	890	180	87	188	235	68	2,233

Totals may not foot due to rounding.

	2012
($ millions)	Entergy Arkansas	Entergy Gulf States Louisiana	Entergy Louisiana	Entergy Mississippi	Entergy New Orleans	Entergy Texas	System Energy Resources	Other	Utility
Maintenance Capital:
Generation	33	23	24	20	3	13	19	1	135
Transmission	60	34	58	27	2	28	-	-	209
Distribution	117	61	109	73	24	66	-	-	451
Other	7	8	4	3	8	3	1	67	100

Total Maintenance Capital	217	126	195	123	37	110	20	68	895

Capital Commitments:
Generation	319	41	270	223	2	74	141	-	1,071
Transmission	23	64	100	39	-	25	-	-	252
Distribution	10	-	16	-	1	-	-	-	26
Other	13	1	1	1	12	2	-	15	46

Total Other Capital Commitments	365	106	387	263	15	101	141	15	1,395

Total Planned Capital Expenditures	582	232	582	386	52	211	161	83	2,290

Totals may not foot due to rounding.

	2013
($ millions)	Entergy Arkansas	Entergy Gulf States Louisiana	Entergy Louisiana	Entergy Mississippi	Entergy New Orleans	Entergy Texas	System Energy Resources	Other	Utility
Maintenance Capital:
Generation	34	25	25	13	1	9	13	2	123
Transmission	51	30	62	28	2	33	-	-	207
Distribution	113	56	117	72	23	66	-	-	448
Other	7	10	5	4	9	2	1	54	90
Total Maintenance Capital	205	121	209	117	35	110	14	56	868

Capital Commitments:
Generation	97	61	349	33	2	66	20	-	628
Transmission	18	30	96	21	1	58	-	-	223
Distribution	11	-	2	-	-	-	-	-	14
Other	13	1	3	3	12	3	-	23	57
Total Other Capital Commitments	139	92	450	57	15	127	20	23	922
Total Planned Capital Expenditures	344	213	659	174	50	237	34	79	1,790
Totals may not foot due to rounding.

2010 UTILITY CONSOLIDATING INCOME STATEMENT (unaudited)

In thousands, for the year ending December 31, 2010.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	OTHER/ ELIMINATIONS	UTILITY
OPERATING REVENUES:
Electric	$2,082,447	$2,015,710	$2,538,766	$1,230,185	$542,919	$1,690,431	$558,584	$(1,915,368)	$8,743,674
Natural gas	-	81,311	-	-	116,347	-	-	-	197,658

Total	2,082,447	2,097,021	2,538,766	1,230,185	659,266	1,690,431	558,584	(1,915,368)	8,941,332

OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	378,699	312,960	667,744	277,806	169,644	343,083	69,962	(2,633)	2,217,265
Purchased power	485,447	851,694	847,464	383,769	218,025	743,438	-	(1,901,671)	1,628,166
Nuclear refueling outage expenses	41,800	24,046	24,955	-	-	-	17,398	-	108,199
Other operation and maintenance	495,443	361,329	432,341	217,354	130,917	209,699	124,690	(22,881)	1,948,892
Decommissioning	35,790	13,400	22,960	-	-	-	31,374	734	104,258
Taxes other than income taxes	85,564	77,519	68,687	66,841	44,749	63,897	23,412	702	431,371
Depreciation and amortization	232,085	132,714	198,133	89,875	35,354	76,057	138,641	(732)	902,127
Other regulatory charges (credits) – net	1,603	(1,248)	(20,192)	16,001	(1,072)	63,683	(12,040)	(1,814)	44,921

Total	1,756,431	1,772,414	2,242,092	1,051,646	597,617	1,499,857	393,437	(1,928,295)	7,385,199

OPERATING INCOME	326,016	324,607	296,674	178,539	61,649	190,574	165,147	12,927	1,556,133

OTHER INCOME:
Allowance for equity funds used during construction	4,118	5,513	26,875	6,655	667	5,661	9,892	-	59,381
Interest and investment income	46,363	42,293	80,007	416	544	7,222	12,639	(6,991)	182,493
Miscellaneous – net	(1,743)	(8,016)	(4,043)	(804)	(2,478)	(3,220)	(518)	-	(20,821)

Total	48,738	39,790	102,839	6,267	(1,267)	9,663	22,013	(6,991)	221,053

INTEREST AND OTHER CHARGES:

Interest expense	91,598	101,318	119,484	55,774	13,170	95,272	51,912	(308)	528,220
Allowance for borrowed funds used during construction	(2,406)	(3,537)	(17,952)	(3,719)	(320)	(3,618)	(3,425)	(2)	(34,979)

Total	89,192	97,781	101,532	52,055	12,850	91,654	48,487	(310)	493,241

INCOME BEFORE INCOME TAXES	285,562	266,616	297,981	132,751	47,532	108,583	138,673	6,246	1,283,945

Income taxes	112,944	75,878	66,546	49,064	16,527	42,383	56,049	34,836	454,227

CONSOLIDATED NET INCOME	172,618	190,738	231,435	83,687	31,005	66,200	82,624	(28,590)	829,718

Preferred dividend requirements and other	6,873	827	6,950	2,828	965	-	-	(1,112)	17,331

EARNINGS APPLICABLE TO COMMON STOCK/EQUITY	$165,745	$189,911	$224,485	$80,859	$30,040	$66,200	$82,624	$(27,477)	$812,387

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2010 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

								OTHER/
In thousands, as of December 31, 2010.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS	UTILITY
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$4,250	$231	$708	$1,207	$1,386	$1,719	$903	$59,778	$70,182
Temporary cash investments	101,852	154,942	122,546	9	53,600	33,623	262,869	21,962	751,403
Total cash and cash equivalents	106,102	155,173	123,254	1,216	54,986	35,342	263,772	81,740	821,585
Securitization recovery trust account	2,412	-	-	-	-	40,632	-	-	43,044
Notes receivable	-	-	-	-	-	-	-	-	-
Accounts receivable:
Customer	79,905	60,369	85,799	58,204	38,160	56,358	-	6,588	385,383
Allowance for doubtful accounts	(24,402)	(1,306)	(1,961)	(985)	(734)	(2,185)	-	(2)	(31,575)
Associated companies	82,583	119,252	81,050	41,803	44,842	53,128	147,180	(549,624)	20,214
Other	61,135	27,728	14,594	7,500	1,824	11,605	5,070	20,913	150,369
Accrued unbilled revenues	74,227	56,616	71,659	41,714	19,100	39,471	-	-	302,787
Total account receivable	273,448	262,659	251,141	148,236	103,192	158,377	152,250	(522,125)	827,178
Deferred fuel costs	61,502	-	-	3,157	-	-	-	-	64,659
Accumulated deferred income taxes	-	-	7,072	19,308	15,092	44,752	-	(77,752)	8,472
Fuel inventory - at average cost	37,699	25,827	-	6,878	2,646	53,872	-	78,336	205,258
Materials and supplies - at average cost	140,095	113,302	138,050	34,499	9,896	28,842	84,077	(3)	548,758
Deferred nuclear refueling outage costs	23,099	7,372	11,364	-	-	-	22,627	-	64,463
System agreement cost equalization	52,160	-	-	-	-	-	-	-	52,160
Prepaid taxes	86,693	40,946	-	-	-	-	68,039	(5,329)	190,349
Prepayments and other	7,877	5,127	35,729	4,902	5,375	14,856	1,142	(10,881)	64,127
Total	791,087	610,406	566,610	218,196	191,187	376,673	591,907	(456,014)	2,890,053
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates - at equity	11,200	339,664	807,424	5,535	3,259	812	-	(20,623)	1,147,271
Decommissioning trust funds	520,841	393,580	240,535	-	-	-	387,876	-	1,542,832
Non-utility property - at cost						-	-
less accumulated depreciation)	1,684	156,845	946	4,753	1,016	1,223	-	204	166,671
Storm reserve escrow account	-	90,125	200,972	31,862	5,953	-	-	(328,912)	-
Other	2,976	12,011	-	-	-	17,037	-	332,913	364,937
Total	536,701	992,225	1,249,877	42,150	10,228	19,072	387,876	(16,418)	3,221,711
PROPERTY, PLANT AND EQUIPMENT
Electric	7,787,348	6,907,268	7,216,146	3,174,148	822,003	3,205,566	3,362,422	532,493	33,007,394
Property under capital lease	1,303	-	264,266	13,197	-	-	489,175	32,137	800,078
Natural gas	-	124,020	-	-	206,148	-	-	-	330,168
Construction work in progress	114,324	119,017	521,172	147,169	11,669	80,096	210,536	96,224	1,300,207
Nuclear fuel under capital lease	-	-	-	-	-	-	-	-	-
Nuclear fuel	188,611	202,609	134,528	-	-	-	155,282	79,110	760,140
Total property, plant and equipment	8,091,586	7,352,914	8,136,112	3,334,514	1,039,820	3,285,662	4,217,415	739,964	36,197,987
Less - accumulated depreciation and amortization	3,683,001	3,812,394	3,457,190	1,166,463	531,871	1,245,729	2,417,811	355,451	16,669,910
Property, plant and equipment - net	4,408,585	3,540,520	4,678,922	2,168,051	507,949	2,039,933	1,799,604	384,513	19,528,077
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	98,836	234,406	235,404	63,533	-	127,046	126,642	(40,142)	845,725
Other regulatory assets	892,449	270,883	662,746	253,231	135,282	1,168,960	296,715	157,971	3,838,237
Deferred fuel costs	-	100,124	67,998	-	4,080	-	-	-	172,202
Long-term receivables - associated companies	-	-	-	-	-	32,596	-	(32,596)	-
Goodwill	-	-	-	-	-	-	-	374,099	374,099
Accumulated deferred income taxes	-	-	-	-	-	-	-	4,310	4,310
Other	23,710	14,832	26,866	16,474	4,822	19,584	21,326	78,212	205,826
Total	1,014,995	620,245	993,014	333,238	144,184	1,348,186	444,683	541,854	5,440,399

TOTAL ASSETS	$6,751,368	$5,763,396	$7,488,423	$2,761,635	$853,548	$3,783,864	$3,224,070	$453,936	$31,080,240

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2010 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

								OTHER/
In thousands, as of December 31, 2010.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS	UTILITY
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$35,000	$-	$35,550	$80,000	$-	$-	$33,740	$-	$184,291
Notes payable and commercial paper:
Associated companies	-	-	-	-	-	-	-	-	-
Other	62,777	-	23,066	-	-	-	38,264	30,028	154,135
Accounts payable:
Associated companies	92,627	71,601	148,528	75,128	25,140	69,862	6,520	(479,710)	9,696
Other	114,454	160,246	140,564	53,417	30,093	70,325	38,447	271,038	878,584
Customer deposits	72,535	48,631	84,437	65,873	21,206	38,376	-	4,000	335,058
Taxes accrued	-	-	-	27,739	-	28,551	-	(56,290)	-
Accumulated deferred income taxes	82,820	1,749	-	-	-	-	8,508	(101,139)	(8,062)
Interest accrued	27,020	27,261	31,889	21,094	2,828	33,677	56,081	1,949	201,799
Deferred fuel costs	-	22,301	59,227	-	6,927	77,430	-	524	166,409
Obligations under capital leases	69	-	-	-	-	-	-	3,319	3,388
Pension and other postretirement liabilities	-	7,415	8,632	-	-	1,354	-	16,882	34,283
System agreement cost equalization	-	-	-	36,650	15,510	-	-	-	52,160
Other	21,046	15,049	17,514	9,895	2,655	4,222	2,258	6,050	78,689
Total	508,348	354,253	549,407	369,796	104,359	323,797	183,818	(303,349)	2,090,430

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	1,661,365	1,405,374	1,896,685	680,467	180,290	829,668	617,012	243,436	7,514,297
Accumulated deferred investment tax credits	44,928	84,858	76,453	6,541	1,835	20,936	54,755	2,024	292,330
Obligations under capital leases	1,234	-	-	10,747	-	-	-	30,097	42,078
Regulatory liability for income taxes - net	-	-	-	-	40,142	-	-	(40,142)	-
Other regulatory liabilities	140,801	83,479	88,899	262	-	26,178	201,364	(1,957)	539,026
Decommissioning and asset retirement cost liabilities	602,164	339,925	321,176	5,375	3,396	3,651	452,782	-	1,728,469
Accumulated provisions	7,970	97,680	223,556	39,466	11,206	5,320	-	2,883	388,081
Pension and other postretirement liabilities	415,925	220,432	345,725	104,912	48,815	72,724	105,245	386,590	1,700,368
Long-term debt	1,828,910	1,616,928	1,771,566	745,378	167,215	1,659,230	796,728	(32,597)	8,553,358
Gas system rebuild insurance proceeds	-	-	-	-	75,700	-	-	(75,700)	-
Other	19,467	51,254	78,085	22,086	9,184	18,070	-	513,914	712,060
Total	4,722,764	3,899,930	4,802,145	1,615,234	537,783	2,635,777	2,227,886	1,028,548	21,470,067
Commitments and Contingencies

Subsidiaries preferred stock without sinking fund	116,350	-	-	50,381	19,780	-	-	-	186,510

EQUITY:
Common stock or members’ equity	470	1,539,517	2,061,833	199,326	33,744	49,452	789,350	(2,512,424)	2,161,268
Paid-in capital/capital stock expense and other	588,444	-	-	(690)	36,294	481,994	-	1,310,591	2,416,633
Retained earnings	814,992	-	-	527,588	121,588	292,844	23,016	1,109,289	2,889,317
Accumulated other comprehensive income (loss)	-	(40,304)	(24,962)	-	-	-	-	(42,719)	(107,985)
Less – treasury stock, at cost	-	-	-	-	-	-	-	120,000	120,000
Total	1,403,906	1,499,213	2,036,871	726,224	191,626	824,290	812,366	(255,263)	7,239,233
Subsidiaries preferred stock without sinking fund	-	10,000	100,000	-	-	-	-	(16,000)	94,000
Total	1,403,906	1,509,213	2,136,871	726,224	191,626	824,290	812,366	(271,263)	7,333,233

TOTAL LIABILITIES AND EQUITY	$6,751,368	$5,763,396	$7,488,423	$2,761,635	$853,548	$3,783,864	$3,224,070	$453,936	$31,080,240

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2010	2009	2008	2007	2006
ENTERGY ARKANSAS, INC.
As-Reported Earnings ($ millions)	165.7	60.0	40.3	132.2	165.6
Less Special Items ($ millions)	-	-	-	(5.9)	-
Operational Earnings ($ millions)	165.7	60.0	40.3	138.1	165.6
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	11.8	4.3	2.9	9.4	11.6
Return on Average Invested Capital – As-Reported (%)	6.7	3.7	3.2	6.5	7.6
Cash Flow Interest Coverage (# times)	6.7	5.3	6.3	5.2	7.0
Debt to Capital Ratio (%)	55.9	54.0	53.5	49.0	48.1
Total Debt ($ millions)	1,928	1,793	1,745	1,442	1,436
Total Preferred ($ millions)	116	116	116	116	116
Total Equity ($ millions)	1,404	1,412	1,400	1,385	1,434
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	11.8	4.3	2.9	9.8	11.6
Return on Average Invested Capital – Operational (%)	6.8	3.7	3.2	6.7	7.6
Total Debt, excluding securitization debt ($ millions)	1,804	1,793	1,745	1,442	1,436
Debt to Capital Ratio, excluding securitization debt (%)	54.3	54.0	53.5	49.0	48.1
Net Debt to Net Capital Ratio, excluding securitization debt (%)	52.8	52.8	52.9	49.0	47.5

				2007 PRO FORMA(a)
ENTERGY GULF STATES LOUISIANA, L.L.C.
As-Reported Earnings ($ millions)	189.9	152.2	143.9	129.9
Less Special Items ($ millions)	-	-	-	(3.6)
Operational Earnings ($ millions)	189.9	152.2	143.9	133.5
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	13.0	11.1	11.0	10.4
Return on Average Invested Capital – As-Reported (%)	7.9	6.6	6.1	6.8
Cash Flow Interest Coverage (# times)	8.4	3.1	5.4	3.9 (b)
Debt to Capital Ratio (%)	51.2	55.3	62.2	65.4
Total Debt ($ millions)	1,584	1,783	2,188	2,460	REFER TO PAGE 30
Total Preferred ($ millions)	10	10	10	10
Total Equity ($ millions)	1,499	1,432	1,322	1,290
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	13.0	11.1	11.0	10.6
Return on Average Invested Capital – Operational (%)	8.2	7.7	8.2	8.3
Total Debt, excluding assumption debt ($ millions)	1,584	1,615	1,418	1,381
Debt to Capital Ratio, excluding assumption debt (%)	51.2	52.8	51.6	51.5
Net Debt to Net Capital Ratio, excluding assumption debt (%)	48.6	50.5	50.7	49.5

(a)    Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies: Entergy Texas and Entergy Gulf States Louisiana. The above pro forma metrics for 2007 reflect the results as if the separation had occurred on January 1, 2007.

(b)    See page 69 for Pro Forma calculation.

ENTERGY LOUISIANA, LLC
As-Reported Earnings ($ millions)	224.5	225.9	150.6	136.4	130.7
Less Special Items ($ millions)	-	-	-	(2.2)	-
Operational Earnings ($ millions)	224.5	225.9	150.6	138.6	130.7
GAAP MEASURES
Return on Average Members’ Equity – As-Reported (%)	11.7	13.2	9.8	9.8	10.8
Return on Average Invested Capital – As-Reported (%)	7.6	8.2	7.1	7.1	7.3
Cash Flow Interest Coverage (# times)	10.4	2.3	14.0	5.6	6.1
Debt to Capital Ratio (%)	46.1	49.9	46.1	43.4	46.4
Total Debt ($ millions)	1,830	1,902	1,462	1,192	1,230
Total Preferred ($ millions)	100	100	100	100	100
Total Equity ($ millions)	2,037	1,812	1,608	1,454	1,318
NON-GAAP MEASURES
Return on Average Members’ Equity – Operational (%)	11.7	13.2	9.8	10.0	10.8
Return on Average Invested Capital – Operational (%)	7.6	8.2	7.1	7.2	7.3
Net Debt to Net Capital Ratio (%)	44.4	47.8	43.6	43.4	46.4

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2010	2009	2008	2007	2006
ENTERGY MISSISSIPPI, INC.
As-Reported Earnings ($ millions)	80.9	74.8	56.9	69.3	49.5
Less Special Items ($ millions)	-	-	-	-	-
Operational Earnings ($ millions)	80.9	74.8	56.9	69.3	49.5
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	11.4	11.0	8.6	10.9	8.3
Return on Average Invested Capital – As-Reported (%)	7.2	7.2	6.2	6.9	5.9
Cash Flow Interest Coverage (# times)	3.3	5.4	2.7	4.8	10.1
Debt to Capital Ratio (%)	51.9	53.5	49.6	49.9	54.3
Total Debt ($ millions)	839	852	703	704	795
Total Preferred ($ millions)	50	50	50	50	50
Total Equity ($ millions)	726	689	665	657	618
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	11.4	11.0	8.6	10.9	8.3
Return on Average Invested Capital – Operational (%)	7.2	7.2	6.2	6.9	5.9
Net Debt to Net Capital Ratio (%)	51.9	50.7	49.5	48.4	51.9

ENTERGY NEW ORLEANS, INC.
As-Reported Earnings ($ millions)	30.0	30.0	34.0	23.5	4.1
Less Special Items ($ millions)	-	-	-	-	-
Operational Earnings ($ millions)	30.0	30.0	34.0	23.5	4.1
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	15.0	14.3	17.5	14.2	2.7
Return on Average Invested Capital – As-Reported (%)	8.9	8.2	9.5	7.7	3.3
Cash Flow Interest Coverage (# times)	4.9	9.8	5.3	11.5	5.9
Debt to Capital Ratio (%)	44.2	54.4	54.1	60.6	61.9
Total Debt ($ millions)	167	272	273	304	282
Total Preferred ($ millions)	20	20	20	20	20
Total Equity ($ millions)	192	209	211	177	154
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	15.0	14.3	17.5	14.2	2.7
Return on Average Invested Capital – Operational (%)	8.9	8.2	9.5	7.7	3.3
Net Debt to Net Capital Ratio (%)	34.7	26.2	37.0	51.8	60.4

				2007 PRO FORMA(a)
ENTERGY TEXAS, INC.
As-Reported Net Income ($ millions)	66.2	63.8	57.9	58.9
Less Special Items ($ millions)	-	-	-	-
Operational Net Income ($ millions)	66.2	63.8	57.9	58.9
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	7.9	7.3	6.1	5.9
Return on Average Invested Capital – As-Reported (%)	4.9	5.4	4.5	4.9
Cash Flow Interest Coverage (# times)	1.4	3.7	1.1	3.0
Debt to Capital Ratio (%)	66.8	66.3	59.9	58.5
Total Debt ($ millions)	1,659	1,658	1,345	1,413
Total Preferred ($ millions)	-	-	-	-
Total Equity ($ millions)	824	844	900	1,004	REFER TO PAGE 30
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	7.9	7.3	6.6	7.0
Return on Average Invested Capital – Operational (%)	7.3	7.1	5.5	5.7
Total Debt, excluding securitization debt ($ millions)	852	820	1,035	1,083
Total Equity, excluding equity infusion from parent returned beginning of 08 ($ millions)	824	844	900	854
Debt to Capital Ratio, excluding securitization debt and equity infusion from parent (%)	50.8	49.3	53.5	55.9
Net Debt to Net Capital Ratio, excluding securitization debt and equity infusion from parent (%)	49.8	42.3	53.4	47.9

(a)	Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies: Entergy Texas and Entergy Gulf States Louisiana. The above pro forma metrics for 2007 reflect the results as if the separation had occurred on January 1, 2007.

Certain prior year data has been reclassified to conform with current year presentation.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2010	2009	2008	2007	2006
SYSTEM ENERGY RESOURCES, INC.
As-Reported Net Income ($ millions)	82.6	48.9	91.1	136.1	140.3
Less Special Items ($ millions)	-	-	-	(1.9)	-
Operational Net Income ($ millions)	82.6	48.9	91.1	138.0	140.3
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	10.1	5.8	10.6	15.8	16.0
Return on Average Invested Capital – As-Reported (%)	6.8	4.4	7.1	9.8	9.9
Cash Flow Interest Coverage (# times)	6.0	10.5	4.9	4.9	3.1
Debt to Capital Ratio (%)	51.7	49.7	51.2	50.6	50.6
Total Debt ($ millions)	869	820	899	882	879
Total Preferred ($ millions)	-	-	-	-	-
Total Equity ($ millions)	812	830	856	862	857
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	10.1	5.8	10.6	16.0	16.0
Return on Average Invested Capital – Operational (%)	6.8	4.4	7.1	9.9	9.9
Net Debt to Net Capital Ratio (%)	42.7	40.1	48.2	47.4	46.4

ENTERGY GULF STATES, INC.

As-Reported Earnings ($ millions)	208.0
Less Special Items ($ millions)	-
Operational Earnings ($ millions)	208.0
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	9.4
Return on Average Invested Capital – As-Reported (%)	6.4
Cash Flow Interest Coverage (# times)	6.5
Debt to Capital Ratio (%)	52.0
Total Debt ($ millions)	2,442
Total Preferred ($ millions)	47
Total Equity ($ millions)	2,206
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	9.4
Return on Average Invested Capital – Operational (%)	6.4
Net Debt to Net Capital Ratio (%)	50.1

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, INC.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2010	2009	2008
								(in millions)
29364DAM2	4.50% Series	M	4.50%	06/10	Now	MW (T + .25%)	$-	$100	$100
29364DAN0	5.40% Series	M	5.40%	08/13	Now	MW (T + .35%)	300	300	300
732835AW3	6.3% Series – Pope County(c)	G(b)	6.3%	2016	Now	100%	-	20	20
472712ER5	4.6% Series – Jefferson County(c)	G(b)	4.6%	2017	6/13/11	100%	55	55	55
29364DAE0	5.4% Series	M	5.4%	05/18	Now	100%	-	150	150
29364DAH3	5.0% Series	M	5.0%	07/18	Now	100%	115	115	115
732835BA0	6.3% Series – Pope County	G(b)	6.3%	2020	Now	100%	-	120	120
29364DAQ3	3.75% Series	M	3.75%	02/21	Now	MW (T + .20%)	350	-	-
453424BP	5.0% Series – Independence County(c)	G(b)	5.0%	2021	7/1/10	100%	45	45	45
29364DAL4	5.66% Series	M	5.66%	02/25	Now	MW (T + .20%)	175	175	175
29364D811	6.7% Series	M	6.7%	04/32	Now	100%	-	100	100
29364D795	6.0% Series	M	6.0%	11/32	Now	100%	-	100	100
29364DAJ9	5.9% Series	M	5.9%	06/33	Now	MW (T + .25%)	100	100	100
29364DAK6	6.38% Series	M	6.38%	11/34	Now	100%	60	60	60
29364D779	5.75% Series	M	5.75%	11/40	11/1/15	100%	225	-	-
	Total bonds						1,425	1,439	1,439
OTHER LONG-TERM DEBT:
	5.60% Series G – Variable Interest Entity Note Payable		5.60%	09/11			35	-	-
	9% Series H – Variable Interest Entity Note Payable		9.00%	06/13			30	-	-
	5.69% Series I – Variable Interest Entity Note Payable		5.69%	07/14			70	-	-
	2.30% Series Senior Secured – Securitization Bond		2.30%	08/21			124	-	-
	Long-Term United States Department of Energy Obligation(d)						181	181	180
	Unamortized Premium and Discount – Net						(1)	(1)	(1)
TOTAL LONG-TERM DEBT							1,864	1,619	1,618
Less Amount Due Within One Year							35	100	-
Long-Term Debt Excluding Amount Due Within One Year							$1,829	$1,519	$1,618
Fair Value of Long-Term Debt(a)							$1,713	$1,463	$1,306
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.1%	5.6%	5.6%
(a)	The fair value excludes long-term DOE obligations of $181 million at Entergy Arkansas and includes debt due within one year. Fair values are based on prices derived by independent third parties that use inputs such as benchmark yields, reported trades, broker / dealer quotes, and issuer spreads.
(b)	Consists of pollution control revenue bonds and environmental revenue bonds.
(c)	The bonds are secured by a series of collateral first mortgage bonds.
(d)	Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner / licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.

Totals may not foot due to rounding.

	(in millions)	(in millions)	(in millions)	(in millions)	(in millions)	(in millions)	(in millions)		(in millions)	(in millions)
PREFERRED STOCK:			SHARES AUTHORIZED AND OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,				CALL PRICE PER SHARE AS OF DECEMBER 31,
CUSIP		RATE	2010	2009	2008	2010	2009		2008	2010
	Without sinking fund:						(in millions	)
	Cumulative, $100 par value:
29364D209	4.32% Series	4.32%	70,000	70,000	70,000	$7	$7		$7	$103.65
29364D506	4.72% Series	4.72%	93,500	93,500	93,500	9	9		9	107.00
29364D308	4.56% Series	4.56%	75,000	75,000	75,000	8	8		8	102.83
29364D407	4.56% 1965 Series	4.56%	75,000	75,000	75,000	8	8		8	102.50
29364D605	6.08% Series	6.08%	100,000	100,000	100,000	10	10		10	102.83
	Cumulative, $25 par value:
29364D787	6.45% Series(a)	6.45%	3,000,000	3,000,000	3,000,000	75	75		75	-
	Total without sinking fund		3,413,500	3,413,500	3,413,500	$116	$116		$116
(a)	Series was non-callable until April 2011; thereafter callable at par.

Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY GULF STATES LOUISIANA, L.L.C.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2010	2009	2008
								(in millions )
29364LAN5	Libor + 0.4% Series	M(b)	Libor + 0.4%	12/09	Now	100%	$-	-	$219
29364LAV4	5.12% Series	M(b)	5.12%	08/10	Now	100%	-	-	100
128318BL5	5.45% Series – Calcasieu Parish	G(b,c)	5.45%	2010	Now	100%	-	12	22
29364LAQ5	4.875% Series	M(b)	4.875%	11/11	Now	100%	-	200	200
29364LAF9	6.0% Series	M(b)	6.0%	12/12	Now	100%	-	-	140
128318BH4	6.75% Series – Calcasieu Parish	G(b,c)	6.75%	2012	Now	100%	26	26	48
730816AF9	6.7% Series – Pointe Coupee Parish	G(b,c)	6.7%	2013	Now	100%	9	9	17
29364LAS1	5.6% Series	M(b)	5.6%	12/14	Now	100%	-	-	50
450877AJ	5.7% Series – Iberville Parish	G(b,c)	5.7%	2014	Now	100%	12	12	22
29364LAU6	5.70% Series	M(b)	5.70%	06/15	Now	MW (T +. 30%)	-	200	200
29364LAN2	5.25% Series	M(b)	5.25%	08/15	Now	100%	-	92	200
952789AQ8	5.8% Series – West Feliciana Parish	G(b,c)	5.8%	2015	Now	100%	-	15	28
952789AW5	7.0% Series – West Feliciana Parish	G(b,c)	7.0%	2015	Now	100%	-	17	39
546398K23	2.875% Series – Louisiana Public Facilities Authority	G(c,d)	2.875%	2015	Non-Call Life		32	-	-
952789AR6	5.8% Series – West Feliciana Parish	G(b,c)	5.8%	2016	Now	100%	11	20	20
29365PAM4	6.00% Series	M	6.00%	05/18	Now	MW (T + .40%)	375	375	375
29365PAQ5	3.95% Series	M	3.95%	10/20	Now	MW (T +. 25%)	250	-	-
29365PAP7	5.59% Series	M	5.59%	10/24	Now	MW (T + .40%)	300	300	-
952789BB0	6.6% Series – West Feliciana Parish	G(b,c)	6.6%	2028	Now	100%	-	22	40
546398J90	5.0% Series – Louisiana Public Facilities Authority	G(c,d)	5.0%	2028	9/1/15	100%	84	-	-
29364LAL6	6.2% Series	M(b)	6.2%	07/33	Now	MW (T + .15%)	240	240	240
29364LAT9	6.18% Series	M(b)	6.18%	03/35	Now	MW (T + .30%)	85	85	85
	Total bonds						1,424	1,625	2,045
OTHER LONG-TERM DEBT:
	5.41% Series O – Variable Interest Entity Note Payable		5.41%	07/12			60	-	-
	5.56% Series N – Variable Interest Entity Note Payable		5.56%	05/13			75	-	-
	Credit Facility – weighted average rate 2.125%		2.125%	07/13			24	-	-
	Unamortized Premium and Discount – Net						(2)	(2)	(2)
	Other						4	4	4
TOTAL LONG-TERM DEBT							1,584	1,626	2,047
Less Amount Due Within One Year							-	12	219
Long-Term Debt Excluding Amount Due Within One Year							$1,584	$1,614	$1,828
Fair Value of Long-Term Debt(a)							$1,644	$1,638	$1,871
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.5%	5.8%	5.4%
(a)	The fair value includes debt due within one year. Fair values are based on prices derived by independent third parties that use inputs such as benchmark yields, reported trades, broker / dealer quotes, and issuer spreads.
(b)	Entergy Gulf States Louisiana was primarily liable for all of the long-term debt issued by Entergy Gulf States, Inc. that was outstanding on December 31, 2007. Under a debt assumption agreement with Entergy Gulf States Louisiana, Entergy Texas assumed approximately 46% of this long-term debt. Entergy Gulf States Louisiana recorded an assumption asset on its balance sheet to reflect the long-term debt assumed by Entergy Texas.

By June 2010, Entergy Texas had repaid the outstanding assumed debt and the debt assumption agreement was terminated.

(c)	Consists of pollution control revenue bonds and environmental revenue bonds.
(d)	The bonds are secured by a series of collateral first mortgage bonds.

Totals may not foot due to rounding.

PREFERRED MEMBERSHIP INTERESTS:			SHARES / UNITS AUTHORIZED AND OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,				CALL PRICE PER SHARE /UNIT AS OF DECEMBER 31,
CUSIP		RATE	2010	2009	2008	2010	2009		2008	2010
	Without sinking fund:						(in millions	)
	Cumulative, $100 liquidation value:
29364L763	8.25% Series(a)	8.25%	100,000	100,000	100,000	$10	$10		$10	-
	Authorized 6,000,000 shares, $100 par value, cumulative
	Total without sinking fund		100,000	100,000	100,000	$10	$10		$10
(a)	Series is non-callable until January 2016; thereafter callable at par.

Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, LLC

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2010	2009	2008
								(in millions )
29364WAD0	4.67% Series	M	4.67%	06/10	Now	MW (T + .20%)	$-	$55	$55
29364WAG3	5.83% Series	M	5.83%	11/10	Now	100%	-	150	150
29364WAC2	5.09% Series	M	5.09%	11/14	Now	100%	-	115	115
29364WAE8	5.56% Series	M	5.56%	09/15	Now	MW (T + .25%)	-	100	100
29364WAJ7	6.50% Series	M	6.50%	09/18	Now	MW (T + .40%)	300	300	300
29364WAA6	5.5% Series	M	5.5%	04/19	Now	100%	-	100	100
29364WAK4	5.40% Series	M	5.40%	11/24	Now	MW (T + .35%)	400	400	-
29364WAM0	4.44% Series	M	4.44%	01/26	Now	MW (T + .30%)	250	-	-
546398J82	5.0% Series – Louisiana Public Facilities Authority	G(b,c)	5.0%	2030	12/1/15	100%	115	-	-
29364W207	7.6% Series	M	7.6%	04/32	Now	100%	-	150	150
29364WAB4	6.4% Series	M	6.4%	10/34	Now	100%	70	70	70
29364WAF5	6.3% Series	M	6.3%	09/35	Now	MW (T + .35%)	100	100	100
29364W306	6.0% Series	M	6.0%	03/40	3/15/15	100%	150	-	-
29364W405	5.875% Series	M	5.875%	06/41	11/23/15	100%	150	-	-
	Total bonds						1,535	1,540	1,140
OTHER LONG-TERM DEBT:
	Waterford 3 Lease Obligation 7.45%		7.45%				224	241	248
	5.69% Series E – Variable Interest Entity Note Payable		5.69%	07/14			50	-	-
	Unamortized Premium and Discount – Net						(2)	(2)	-
TOTAL LONG-TERM DEBT							1,807	1,780	1,387
Less Amount Due Within One Year							36	222	-
Long-Term Debt Excluding Amount Due Within One Year							$1,772	$1,557	$1,387
Fair Value of Long-Term Debt(a)							$1,515	$1,566	$1,085
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.9%	6.1%	6.4%
(a)	The fair value excludes lease obligations of $224 million at Entergy Louisiana and includes debt due within one year. Fair values are based on prices derived by independent third parties that use inputs such as benchmark yields, reported trades, broker / dealer quotes, and issuer spreads.
(b)	Consists of pollution control revenue bonds and environmental revenue bonds.
(c)	The bonds are secured by a series of collateral first mortgage bonds.

Totals may not foot due to rounding.

PREFERRED MEMBERSHIP INTERESTS:			UNITS AUTHORIZED AND OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,			CALL PRICE PER UNIT AS OF DECEMBER 31,
CUSIP		RATE	2010	2009	2008	2010	2009	2008	2010
	Without sinking fund:						(in millions)
	Cumulative, $100 liquidation value:
293649208	6.95% Series(a)	6.95%	1,000,000	1,000,000	1,000,000	$100	$100	$100	-
	Total without sinking fund		1,000,000	1,000,000	1,000,000	$100	$100	$100
(a)	Series is callable at par.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, INC.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2010	2009	2008
								(in millions )
29364NAM0	4.65% Series	M	4.65%	05/11	Now	MW (T + .30%)	$80	$80	$80
29364NAH1	5.15% Series	M	5.15%	02/13	Now	MW (T + .20%)	100	100	100
29364NAN8	5.92% Series	M	5.92%	02/16	Now	MW (T + .30%)	100	100	100
29364NAK4	4.95% Series	M	4.95%	06/18	Now	100%	95	95	95
29364NAP3	6.64% Series	M	6.64%	07/19	Now	MW (T + .50%)	150	150	-
605277AF9	4.60% Series – Mississippi Business Finance Corp.	G(b,c)	4.60%	2022	10/1/09	100%	16	16	16
453424BN2	4.90 Series – Independence County(d)	G(b,c)	4.90%	2022	Now	100%	30	30	30
29364N876	6.0% Series	M	6.0%	11/32	Now	100%	75	75	75
29364N868	7.25% Series	M	7.25%	12/32	Now	100%	-	100	100
29364NAL2	6.25% Series	M	6.25%	04/34	Now	MW (T + .25%)	100	100	100
29364N843	6.20% Series	M	6.20%	04/40	4/15/15	100%	80	-	-
	Total bonds						826	846	696
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						(1)	(1)	(1)
TOTAL LONG-TERM DEBT							825	845	695
Less Amount Due Within One Year							80	-	-
Long-Term Debt Excluding Amount Due Within One Year							$745	$845	$695
Fair Value of Long-Term Debt(a)							$802	$874	$629
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.7%	5.9%	5.7%
(a)	The fair value includes debt due within one year. Fair values are based on prices derived by independent third parties that use inputs such as benchmark yields, reported trades, broker / dealer quotes, and issuer spreads.
(b)	Consists of pollution control revenue bonds and environmental revenue bonds.
(c)	The bonds are secured by a series of collateral first mortgage bonds.
(d)	In April 2008, Entergy Mississippi repurchased its $30 million of Auction Rate Independence County Pollution Control Revenue Bonds due July 2022. In June 2008, Entergy Mississippi remarketed the series and fixed the interest rate to maturity at 4.90%.

Totals may not foot due to rounding.

PREFERRED STOCK:			SHARES AUTHORIZED AND OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,				CALL PRICE PER SHARE AS OF DECEMBER 31,
CUSIP		RATE	2010	2009	2008	2010	2009		2008	2010
							(in millions	)
	Without sinking fund:
	Cumulative, $100 par value:
29364N207	4.36% Series	4.36%	59,920	59,920	59,920	$6	$6		$6	$ 103.88
29364N306	4.56% Series	4.56%	43,887	43,887	43,887	4	4		4	107.00
29364N405	4.92% Series	4.92%	100,000	100,000	100,000	10	10		10	102.88
	Cumulative, $25 par value:
29364N850	6.25% Series(a)	6.25%	1,200,000	1,200,000	1,200,000	30	30		30	-
	Total without sinking fund		1,403,807	1,403,807	1,403,807	$50	$50		$50
(a)	Series is callable at par.

Totals may not foot due to rounding.

ENTERGY NEW ORLEANS, INC.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2010	2009		2008
								(in millions	)
29364PAL7	4.98% Series	M	4.98%	07/10	Now	101%	$-	$30		$30
29364PAF0	5.25% Series	M	5.25%	08/13	Now	MW (T + .25%)	70	70		70
29364PAD5	6.75% Series	M	6.75%	10/17	Now	100%	-	25		25
29364PAM5	5.10% Series	M	5.10%	12/20	Now	MW (T + .35%)	25	-		-
29364PAK9	5.6% Series	M	5.60%	09/24	9/1/08	100%	34	34		34
29364PAJ2	5.65% Series	M	5.65%	09/29	9/1/09	100%	39	39		39
	Total bonds						167	198		199
OTHER LONG-TERM DEBT:
	Affiliated Notes Payable(b)						-	74		74
	Unamortized Premium and Discount – Net						-	-		-
TOTAL LONG-TERM DEBT							167	272		273
Less Amount Due Within One Year							-	104		-
Long-Term Debt Excluding Amount Due Within One Year							$167	$168		$273
Fair Value of Long-Term Debt(a)							$171	$198		$179
*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate							5.4%	5.5%		5.5%
(a)	The fair value includes debt due within one year. Fair values are based on prices derived by independent third parties that use inputs such as benchmark yields, reported trades, broker / dealer quotes, and issuer spreads.
(b)	The affiliate note payable at Entergy New Orleans that was due May 2010 was classified as current notes payable—associated companies in 2009.

Totals may not foot due to rounding.

PREFERRED STOCK:			SHARES AUTHORIZED AND OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,				CALL PRICE PER SHARE AS OF DECEMBER 31,
CUSIP		RATE	2010	2009	2008	2010	2009		2008	2010
	Without sinking fund:						(in millions	)
	Cumulative, $100 par value:
29364P301	4.75% Series	4.75%	77,798	77,798	77,798	$8	$8		$8	$ 105.00
29364P202	4.36% Series	4.36%	60,000	60,000	60,000	6	6		6	104.58
29364P400	5.56% Series	5.56%	60,000	60,000	60,000	6	6		6	102.59
	Total without sinking fund		197,798	197,798	197,798	$20	$20		$20

Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY TEXAS, INC.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2010	2009	2008
								(in millions )
29364LAN5	Libor + 0.4% Series	M(c)	Libor + 0.4%	12/09	Now	100%	$-		$101
29364LAV4	5.12% Series	M(c)	5.12%	08/10	Now	100%	-	-	46
128318BL5	5.45% Series – Calcasieu Parish	G(b,c)	5.45%	2010	Now	100%	-	-	10
29364LAQ5	4.875% Series	M(c)	4.875%	11/11	Now	100%	-	28	92
29364LAF9	6.0% Series	M(c)	6.0%	12/12	Now	100%	-	-	64
730816AF9	6.75% Series – Calcasieu Parish	G(b,c)	6.75%	2012	Now	100%	-	-	22
730816AF9	6.7% Series – Pointe Coupee Parish	G(b,c)	6.7%	2013	Now	100%	-	-	8
29364LAS1	5.6% Series	M(c)	5.6%	12/14	Now	100%	-	-	23
450877AJ	5.7% Series – Iberville Parish	G(b,c)	5.7%	2014	Now	100%	-	-	10
29364LAU6	5.70% Series	M(c)	5.70%	06/15	Now	MW (T +. 30%)	-	92	92
29365TAB0	3.60% Series	M	3.60%	06/15	Now	MW (T +. 25%)	200	-	-
952789AQ8	5.8% Series – West Feliciana Parish	G(b,c)	5.8%	2015	Now	100%	-	-	13
952789AW5	7.0% Series – West Feliciana Parish	G(b,c)	7.0%	2015	Now	100%	-	-	22
29364LAN2	5.25% Series	M(c)	5.25%	08/15	Now	100%	-	-	92
952789AR6	5.8% Series – West Feliciana Parish	G(b,c)	5.8%	2016	Now	100%	-	9	9
29365TAA2	7.125% Series	M	7.125%	02/19	Now	MW (T + .50%)	500	500	-
952789BB0	6.6% Series – West Feliciana Parish	G(b,c)	6.6%	2028	Now	100%	-	-	18
29364LAL6	6.2% Series	M(c)	6.2%	07/33	Now	100%	-	-	110
2936LAT9	6.18% Series	M(c)	6.18%	03/35	Now	MW (T + .30%)	-	39	39
29365T203	7.875% Series	M	7.875%	06/39	06/14	100%	150	150	-
	Total bonds						850	818	771
OTHER LONG-TERM DEBT:
	$100M Bank Credit Facility			08/12			-	-	100
29365QAA8	5.51% Series Senior Secured, Series A - Securitization Bond		5.51%	10/13			38	57	74
29365QAB6	5.79% Series Senior Secured, Series A - Securitization Bond		5.79%	10/18			122	122	122
29365QAC4	5.93% Series Senior Secured, Series A - Securitization Bond		5.93%	6/22			114	114	114
29365KAA1	2.12% Series Senior Secured - Securitization Bond		2.12%	02/16			170	183	-
29365KAB9	3.65% Series Senior Secured - Securitization Bond		3.65%	08/19			145	145	-
29365KAC7	4.38% Series Senior Secured - Securitization Bond		4.38%	11/23			219	219	-
	Unamortized Premium and Discount – Net						(3)	(4)	(1)
	Other						5	5	5
TOTAL LONG-TERM DEBT							1,659	1,658	1,185
Less Amount Due Within One Year							-	168	101
Long-Term Debt Excluding Amount Due Within One Year							$1,659	$1,490	$1,084
Fair Value of Long-Term Debt(a)							$1,822	$1,747	$1,085
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.4%	5.6%	5.5%
(a)	The fair value includes debt due within one year. Fair values are based on prices derived by independent third parties that use inputs such as benchmark yields, reported trades, broker / dealer quotes, and issuer spreads.
(b)	Consists of pollution control revenue bonds and environmental revenue bonds.
(c)	Entergy Gulf States Louisiana was primarily liable for all of the long-term debt issued by Entergy Gulf States, Inc. that was outstanding on December 31, 2007. Under a debt assumption agreement with Entergy Gulf States Louisiana, Entergy Texas assumed approximately 46% of this long-term debt. Entergy Gulf States Louisiana recorded an assumption asset on its balance sheet to reflect the long-term debt assumed by Entergy Texas. By June 2010, Entergy Texas had repaid the outstanding assumed debt and the debt assumption agreement was terminated.

Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2010	2009	2008
								(in millions )
871911AR4	6.2% Series	M	6.2%	10/12	Now	MW (T + .35%)	$70	$70	$70
179423AC2	5.875% Series – Mississippi Business Finance Corp.	G(b)	5.875%	2022	Now	100%	216	216	216
605277AC6	5.9% Series – Mississippi Business Finance Corp.	G(b)	5.9%	2022	Now	100%	103	103	103
179423AK4	6.2% Series – Claiborne County	G(b)	6.2%	2026	Now	100%	90	90	90
	Total bonds						479	479	479
OTHER LONG-TERM DEBT:
	Grand Gulf Lease Obligation 5.13%		5.13%				222	267	295
	6.29% Series F – Variable Interest Entity Note Payable		6.29%	09/13			70	-	-
	5.33% Series G – Variable Interest Entity Note Payable		5.33%	04/15			60	-	-
	Unamortized Premium and Discount – Net						(1)	(1)	(1)
TOTAL LONG-TERM DEBT							830	745	773
Less Amount Due Within One Year							34	42	28
Long-Term Debt Excluding Amount Due Within One Year							$797	$703	$745
Fair Value of Long-Term Debt(a)							$612	$480	$364
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.7%	5.7%	5.7%
(a)	The fair value excludes lease obligations of $222 million at System Energy and includes debt due within one year. Fair values are based on prices derived by independent third parties that use inputs such as benchmark yields, reported trades, broker / dealer quotes, and issuer spreads.
(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPABILITY

	OPERATED		OWNED & LEASED	OPERATED
As of December 31, 2010.	PLANTS	UNITS	(MW)(a)	(MW)
Plants that use fuel type:
Gas/Oil	28	77	13,987	14,325
Coal	3	5	2,261	3,887
Petroleum Coke	1	2	-	200
Total Fossil	32	84	16,248	18,412
Hydro	3	7	74	154
Nuclear	4	5	5,103	5,228
Total Capability	39	96	21,425	23,794

All plants that have units with multiple fuel types are in the Gas & Oil plant count.

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY SELECTED OPERATING DATA

	2010	2009	2008	2007	2006
SOURCES OF ENERGY (GWh)(a)
Net Generation:
Gas & Oil	26,637	21,767	24,552	24,131	18,703
Coal	15,616	15,101	15,648	15,035	14,383
Nuclear	42,339	41,851	37,994	40,988	41,687
Hydro	139	233	197	135	74
Total Net Generation	84,731	78,952	78,391	80,289	74,847
Purchased Power:
Affiliated Companies	738	741	817	729	1,428
Non-affiliated Companies	33,155	30,708	32,582	33,978	36,974
Total Purchased Power	33,893	31,449	33,399	34,707	38,402
Total Sources of Energy	118,625	110,401	111,790	114,996	113,249
USES OF ENERGY (GWh)(a)
Electric Energy Sales:
Residential	37,465	33,626	33,047	33,281	31,665
Commercial	28,831	27,476	27,340	27,408	25,079
Industrial	38,751	35,638	37,843	38,985	38,339
Governmental	2,463	2,408	2,379	2,339	1,580
Total Retail	107,510	99,148	100,609	102,013	96,663
Sales for Resale	4,372	4,862	5,401	6,145	10,803
Unbilled Energy	(173)	631	(264)	277	(167)
Total Electric Energy Sales	111,709	104,641	105,746	108,435	107,299
Line Losses and Company Usage	6,916	5,760	6,044	6,561	5,950
Total Uses of Energy	118,625	110,401	111,790	114,996	113,249

Peak Demand (MW)	21,799	21,009	21,241	22,001	20,887
Operational Summer Capacity at Peak (MW)	24,310	23,578	24,844	23,996	22,087
Annual System Load Factor (%)	62	60	59	59	62
Retail Electric Sales Growth Rate (%)(a)	8.4	(1.5)	(1.4)	5.5	1.6
Retail Electric Sales Weather-Adjusted Growth Rate (%)(a)	4.3	(1.5)	(0.5)	6.0	1.9
Regional Gross Domestic Product Rate (%)	2.0	(0.8)	(0.1)	2.4	3.6
National Gross Domestic Product Rate (%)	2.9	(2.6)	0.0	1.9	2.7
Average Fuel Cost (cents/KWh)(a)
Natural Gas	5.39	5.64	10.28	8.05	7.75
Nuclear Fuel	0.78	0.66	0.60	0.57	0.51
Coal	2.00	2.04	2.06	1.86	1.76
Fuel Oil	-	-	19.45	14.13	13.34
Purchased Power	5.28	5.29	7.92	6.27	5.48

(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

2010 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS	TOTAL	%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	773,012	498,319	840,011	508,571	196,391	558,733	-	-	3,375,037	39%
Commercial	441,387	426,342	543,308	405,577	173,536	320,935	-	5,906	2,316,991	27%
Industrial	414,791	488,974	817,454	144,581	35,826	305,455	-	-	2,207,081	25%
Governmental	19,524	20,350	42,124	37,754	70,146	22,527	-	-	212,425	2%
Total Retail	1,648,714	1,433,985	2,242,897	1,096,483	475,899	1,207,650	-	5,906	8,111,534	93%
Sales for Resale	379,894	541,219	225,011	84,933	56,318	449,233	558,567	(1,906,508)	388,667	4%
Other	53,839	40,506	70,858	48,769	10,703	33,548	17	(17,803)	240,436	3%
Total	2,082,447	2,015,710	2,538,766	1,230,185	542,919	1,690,431	558,584	(1,918,405)	8,740,637	100%

FUEL REVENUES (included in above revenues)
Residential	91,412	193,863	360,847	177,354	65,146	228,693	-	-	1,117,315	35%
Commercial	65,809	182,546	231,104	145,950	66,088	164,098	-	-	855,595	26%
Industrial	75,939	292,789	523,895	63,696	17,253	210,357	-	-	1,183,929	37%
Governmental	2,976	7,251	18,067	12,031	28,073	10,333	-	-	78,731	2%
Total Retail	236,136	676,449	1,133,913	399,031	176,560	613,481	-	-	3,235,570	100%

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	984	2,533	9,429	5,469	1,867	6,355	-	-	26,637	22%
Coal	8,233	2,535	-	2,974	-	1,874	-	-	15,616	13%
Nuclear	15,023	8,363	10,276	-	-	-	8,677	-	42,339	36%
Hydro	139	-	-	-	-	-	-	-	139	0%
Total Net Generation	24,379	13,431	19,705	8,443	1,867	8,229	8,677	-	84,731	72%
Purchased Power:
Affiliated Companies	3,887	7,021	5,783	5,467	3,839	7,537	-	(32,796)	738	0%
Non-affiliated Companies	4,508	10,437	9,614	1,607	511	6,478	-	-	33,155	28%
Total Purchased Power	8,395	17,458	15,397	7,074	4,350	14,016	-	(32,796)	33,893	28%
Total Sources of Energy	32,774	30,889	35,102	15,517	6,217	22,245	8,677	(32,796)	118,625	100%

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,501	5,538	9,533	6,077	1,858	5,958	-	-	37,465	35%
Commercial	6,144	5,274	6,164	5,000	1,899	4,271	-	79	28,831	27%
Industrial	7,082	8,801	14,473	2,250	503	5,642	-	-	38,751	36%
Governmental	277	210	479	416	809	271	-	-	2,463	2%
Total Retail	22,004	19,823	30,649	13,743	5,069	16,142	-	79	107,510	100%
Sales for Resale	8,703	10,221	2,961	670	919	5,058	8,692	(32,852)	4,372	-
Unbilled Energy	(123)	(51)	27	(18)	(18)	10			(173)	-
Total Electric Energy Sales	30,584	29,993	33,637	14,395	5,970	21,210	8,692	(32,773)	111,709	-
Line Losses and Company Usage	2,190	896	1,465	1,122	247	1,035	(15)	(24)	6,916	-
Total Uses of Energy	32,774	30,889	35,102	15,517	6,217	22,245	8,677	(32,796)	118,625	-

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.09	9.00	8.81	8.37	10.57	9.38	-	-	9.01	-
Commercial	7.18	8.08	8.81	8.11	9.14	7.51	-	-	8.04	-
Industrial	5.86	5.56	5.65	6.43	7.12	5.41	-	-	5.70	-
Governmental	7.05	9.69	8.79	9.08	8.67	8.31	-	-	8.62	-

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2010)
Residential	582,557	326,497	578,466	366,722	138,659	356,999	-	-	2,349,900	86%
Commercial	88,725	49,886	75,493	62,858	14,079	44,080	-	-	335,121	12%
Industrial	20,605	3,265	6,971	3,450	2,277	4,815	-	-	41,383	2%
Governmental	674	1,627	5,704	4,322	2,079	2,213	-	-	16,619	1%
Total Retail Customers	692,561	381,275	666,634	437,352	157,094	408,107	-	-	2,743,023	100%

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

	2010	2009	2008	2007	2006
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	773,012	768,500	755,780	689,885	705,998
Commercial	441,387	474,543	462,599	408,561	417,914
Industrial	414,791	433,321	461,486	406,984	435,931
Governmental	19,524	21,731	21,043	18,972	19,390
Total Retail	1,648,714	1,698,095	1,700,908	1,524,402	1,579,233
Sales for Resale	379,894	452,424	572,350	458,372	472,509
Other	53,839	60,743	55,091	50,191	40,941
Total Electric Operating Revenues	2,082,447	2,211,263	2,328,349	2,032,965	2,092,683

FUEL REVENUES (included in above revenues)
Residential	91,412	127,137	142,415	124,582	183,931
Commercial	65,809	95,959	111,657	92,056	139,330
Industrial	75,939	104,226	135,772	115,077	179,291
Governmental	2,976	4,416	5,129	4,308	6,521
Total Retail Fuel Revenues	236,136	331,738	394,973	336,023	509,073

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	984	1,003	300	89	54
Coal	8,233	7,955	8,273	7,935	7,226
Nuclear	15,023	15,168	14,168	15,486	15,233
Hydro	139	233	197	135	74
Total Net Generation	24,379	24,359	22,938	23,645	22,587
Purchased Power:
Affiliated Companies	3,887	3,776	3,480	3,636	3,898
Non-affiliated Companies	4,508	4,968	6,164	5,790	7,107
Total Purchased Power	8,395	8,744	9,644	9,426	11,005
Total Sources of Energy	32,774	33,103	32,582	33,071	33,592

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,501	7,464	7,678	7,725	7,655
Commercial	6,144	5,817	5,875	5,945	5,816
Industrial	7,082	6,376	7,211	7,424	7,587
Governmental	277	269	274	277	273
Total Retail	22,004	19,926	21,038	21,371	21,331
Sales for Resale	8,703	11,611	10,049	9,836	10,608
Unbilled Energy	(123)	111	13	35	21
Total Electric Energy Sales	30,584	31,648	31,100	31,242	31,960
Line Losses and Company Usage	2,190	1,455	1,482	1,829	1,632
Total Uses of Energy	32,774	33,103	32,582	33,071	33,592

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.09	10.30	9.84	8.93	9.22
Commercial	7.18	8.16	7.87	6.87	7.19
Industrial	5.86	6.80	6.40	5.48	5.75
Governmental	7.05	8.08	7.68	6.85	7.10

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	582,557	580,672	578,664	576,975	572,865
Commercial	88,725	87,929	87,322	86,532	84,768
Industrial	20,605	20,118	20,922	20,040	21,026
Governmental	674	661	640	618	662
Total Retail Customers	692,561	689,380	687,548	684,165	679,321

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

GENERATION PORTFOLIO

				OWNED & LEASED CAPABILITY (MW)(a)			PLANT AVG BTU PER KWH						TOTAL PLANT – 2010
			COMMER- CIAL OPER- ATION					Emissions					NET	EXPEN- SES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
PLANT	UNIT	OWNER- SHIP			FUEL TYPE	PURPOSE	NET GENER- ATION	SO2 (tons)	NOx (tons)	CO2 (tons)	Hg(b) (lbs)	TECHNOLOGY(c)	GENER- ATION (MWH)
Cecil Lynch	2	100%	1949	–	Gas/Oil	Reserve	16,600	-	-	-	-	-	45,554	132.7	6,044
	3	100%	1954	110	Gas/Oil	Peaking		0.2	79	39,886	0	-
Harvey Couch	1	100%	1943	–	Gas/Oil	Reserve	15,070	-	-	-	-	-	68,773	111.0	7,637
	2	100%	1954	123	Gas/Oil	Peaking		0.3	73	60,022	0	-
Lake Catherine	1	100%	1950	47	Gas/Oil	Peaking	13,840	0	0	7.5	0	-	134,579	138.0	18,566
	2	100%	1950	45	Gas/Oil	Peaking		0	1.5	161	0	-
	3	100%	1953	96	Gas/Oil	Peaking		0	0.3	85	0	-
	4	100%	1970	524	Gas/Oil	Peaking		0.5	151	106,963	0	-
Hamilton Moses	1	100%	1951	67	Gas/Oil	Peaking	0	-	-	-	-	-	-	-	391
	2	100%	1951	67	Gas/Oil	Peaking		-	-	-	-	-
Mabelvale	1	100%	1970	14	Gas/Oil	Peaking	16,710	-	-	-	-	-	15,236	136.6	2,081
	2	100%	1970	14	Gas/Oil	Peaking		-	-	-	-	-
	3	100%	1970	14	Gas/Oil	Peaking		-	-	-	-	-
	4	100%	1970	14	Gas/Oil	Peaking		-	-	-	-	-
Robert Ritchie	1	100%	1961	–	Gas/Oil	Reserve	0	-	-	-	-	-	(168)	(5,071.4)	852
	3	100%	1970	16	Gas/Oil	Peaking	76,700	-	-	-	-	-	1	3,000.0	3
Ouachita	1	100%	2002	250	Gas	Intermediate	7,800	1.0	28	190,558	0	Dry LNB, SCR	720,343	48.6	35,025
	2	100%	2002	263	Gas	Intermediate		0.7	25	140,510	0	Dry LNB, SCR
Independence	1	31.5%	1983	263	Coal	Base	10,210	4,699	2,470	2,104,771	79	OFA, ESP	1,957,391	19.1	37,291
White Bluff	1	57%	1980	465	Coal	Base	10,200	9,084	4,158	3,776,360	141	OFA, ESP	6,275,506	23.8	149,256
	2	57%	1981	481	Coal	Base		7,141	4,491	2,963,230	111	OFA, ESP
Cecil Lynch	Diesel	100%	1967	5	Oil	Peaking	-	-	-	-	-		-	-	7
Carpenter	1	100%	1932	31	Hydro	Peaking	-	-	-	-	-	-	111,782	12.8	1,435
	2	100%	1932	31	Hydro	Peaking		-	-	-	-	-
Remmel	1	100%	1925	4	Hydro	Peaking	-	-	-	-	-	-	26,996	31.5	851
	2	100%	1925	4	Hydro	Peaking		-	-	-	-	-
	3	100%	1925	4	Hydro	Peaking
Arkansas
Nuclear One	1	100%	1974	842	Nuclear PWR(d)	Base	10,325	-	-	-	-	-	15,022,678	19.8	297,525
	2	100%	1980	993	Nuclear PWR(d)	Base		-	-	-	-	-
Total				4,787									24,378,671	22.8	556,965
(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel

(assuming no curtailments) that each station was designed to utilize.

(b)	Mercury emissions calculated using 2010 unit heat input and 3.92 x 10-6 lb hg/MMBtu emissiom rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c)

Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low Nox Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

(d)	PWR = Pressurized Water Reactor.

ENTERGY GULF STATES, INC.

HISTORICAL DATA PRIOR TO SEPARATION(a)

	2007	2006
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	7,669	7,036
Coal	4,074	4,460
Nuclear	7,188	7,461
Hydro	-	-
Total Net Generation	18,931	18,957
Purchased Power:
Affiliated Companies	5,514	4,664
Non-affiliated Companies	17,658	18,690
Total Purchased Power	23,172	23,354
Total Sources of Energy	42,103	42,311

USES OF ENERGY (GWh)
Electric Energy Sales:
Louisiana
Residential	4,934	4,899
Commercial	4,895	4,836
Industrial	9,101	9,150
Governmental	204	199
Texas
Residential	5,281	5,211
Commercial	4,085	4,002
Industrial	5,911	5,915
Governmental	244	255
Total Retail	34,655	34,467
Sales for Resale	5,388	6,155
Unbilled Energy	125	(148)
Total Electric Energy Sales	40,168	40,474
Line Losses and Company Usage	1,935	1,837
Total Uses of Energy	42,103	42,311
(a)	Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies, one operating under the sole retail jurisdiction of the PUCT, Entergy Texas, Inc., and the other operating under the sole retail jurisdiction of the LPSC, Entergy Gulf States Louisiana, L.L.C., Entergy Gulf States Louisiana, L.L.C. is the successor for financial reporting purposes to Entergy Gulf States, Inc. Certain historical data by separate company is unavailable.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES LOUISIANA, L.L.C.(a)

	2010	2009	2008	2007	2006
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	498,319	393,490	553,527	497,782	522,227
Commercial	426,342	354,038	520,214	452,930	476,537
Industrial	488,974	383,272	672,213	620,472	686,295
Governmental	20,350	17,625	24,964	21,710	22,520
Total Retail	1,433,985	1,148,425	1,770,918	1,592,894	1,707,579
Sales for Resale	541,219	579,358	824,404	REFER TO PAGE 39
Other	40,506	48,827	37,630
Total Electric Operating Revenues	2,015,710	1,776,610	2,632,952

FUEL REVENUES (included in above revenues)
Residential	193,863	177,483	345,071	277,105	284,937
Commercial	182,546	175,960	343,938	271,015	280,628
Industrial	292,789	251,212	546,603	476,015	508,048
Governmental	7,251	7,341	14,572	11,120	11,459
Total Retail Fuel Revenues	676,449	611,996	1,250,184	1,035,255	1,085,072

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	2,533	1,705	1,951	REFER TO PAGE 39
Coal	2,535	2,472	2,615
Nuclear	8,363	7,836	6,334
Hydro	-	-	-
Total Net Generation	13,431	12,013	10,900
Purchased Power:
Affiliated Companies	7,021	6,768	7,725
Non-affiliated Companies	10,437	9,720	9,607
Total Purchased Power	17,458	16,488	17,332
Total Sources of Energy	30,889	28,501	28,232

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,538	5,090	4,888	4,934	4,899
Commercial	5,274	5,058	4,973	4,895	4,836
Industrial	8,801	7,601	8,416	9,101	9,150
Governmental	210	213	215	204	199
Total Retail	19,823	17,962	18,492	19,134	19,084
Sales for Resale	10,221	9,630	9,014	REFER TO PAGE 39
Unbilled Energy	(51)	149	(138)
Total Electric Energy Sales	29,993	27,741	27,368
Line Losses and Company Usage	896	760	864
Total Uses of Energy	30,889	28,501	28,232

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.00	7.73	11.32	10.09	10.66
Commercial	8.08	7.00	10.46	9.25	9.85
Industrial	5.56	5.04	7.99	6.82	7.50
Governmental	9.69	8.27	11.61	10.64	11.34

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	326,497	324,285	320,745	317,001	311,739
Commercial	49,886	49,319	48,636	47,749	46,351
Industrial	3,265	3,436	3,761	4,320	4,558
Governmental	1,627	1,652	1,666	1,642	1,528
Total Retail Customers	381,275	378,692	374,808	370,712	364,176
(a)	Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies, one operating under the sole retail jurisdiction of the PUCT, Entergy Texas, Inc., and the other operating under the sole retail jurisdiction of the LPSC, Entergy Gulf States Louisiana, L.L.C., Entergy Gulf States Louisiana, L.L.C. is the successor for financial reporting purposes to Entergy Gulf States, Inc. Certain historical data by separate company is unavailable. Page 39 reflects historical data prior to the separation.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC. (a)

	2010	2009	2008	2007	2006

ELECTRIC OPERATING REVENUES ($ thousands)
Residential	558,733	533,146	606,133	544,254	599,494
Commercial	320,935	336,876	416,798	364,322	406,198
Industrial	305,455	332,303	489,165	414,036	463,640
Governmental	22,527	22,797	26,872	23,583	26,609

Total Retail	1,207,650	1,225,122	1,538,968	1,346,195	1,495,941

Sales for Resale	449,233	303,682	441,314	REFER TO PAGE 39
Other	33,548	35,019	31,976

Total Electric Operating Revenues	1,690,431	1,563,823	2,012,258

FUEL REVENUES (included in above revenues)
Residential	228,693	250,230	328,397	281,118	351,457
Commercial	164,098	186,662	255,759	213,574	266,062
Industrial	210,357	229,164	363,208	298,219	350,788
Governmental	10,333	11,479	15,446	12,946	16,802

Total Retail Fuel Revenues	613,481	677,535	962,810	805,857	985,109

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	6,355	6,184	6,046	REFER TO PAGE 39
Coal	1,874	1,827	1,933
Nuclear	-	-	-
Hydro	-	-	-

Total Net Generation	8,229	8,011	7,979

Purchased Power:
Affiliated Companies	7,537	6,349	5,696
Non-affiliated Companies	6,478	6,034	6,530

Total Purchased Power	14,016	12,383	12,226

Total Sources of Energy	22,245	20,394	20,205

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,958	5,453	5,245	5,280	5,211
Commercial	4,271	4,165	4,092	4,085	4,002
Industrial	5,642	5,570	5,948	5,911	5,915
Governmental	271	258	248	246	255

Total Retail	16,142	15,446	15,533	15,522	15,383

Sales for Resale	5,058	3,861	3,858

Unbilled Energy	10	104	(64)

Total Electric Energy Sales	21,210	19,411	19,327	REFER TO PAGE 39

Line Losses and Company Usage	1,035	983	878

Total Uses of Energy	22,245	20,394	20,205

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.38	9.78	11.56	10.31	11.50
Commercial	7.51	8.09	10.19	8.92	10.15
Industrial	5.41	5.97	8.22	7.00	7.84
Governmental	8.31	8.84	10.84	9.63	10.41

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	356,999	352,682	346,533	344,704	336,652
Commercial	44,080	43,375	42,005	41,963	40,806
Industrial	4,815	4,896	4,532	4,934	5,013
Governmental	2,213	2,159	2,112	2,085	2,052

Total Retail Customers	408,107	403,112	395,182	393,686	384,523
(a)	Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies, one operating under the sole retail jurisdiction of the PUCT, Entergy Texas, Inc., and the other operating under the sole retail jurisdiction of the LPSC, Entergy Gulf States Louisiana, L.L.C., Entergy Gulf States Louisiana, L.L.C. is the successor for financial reporting purposes to Entergy Gulf States, Inc. Certain historical data by separate company is unavailable. Page 39 reflects historical data prior to the separation.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES LOUISIANA, L.L.C.

GENERATION PORTFOLIO

				OWNED & LEASED CAPABILITY (MW)(a)			PLANT AVG BTU PER KWH						TOTAL PLANT – 2010
			COMMER- CIAL OPER- ATION					Emissions					NET	EXPEN- SES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
PLANT	UNIT	OWNER- SHIP			FUEL TYPE	PURPOSE	NET GENER- ATION	SO2 (tons)	NOx (tons)	CO2 (tons)	Hg(b) (lbs)	TECHNOLOGY(c)	GENER- ATION (MWH)
LA Station 2 (d)	10	100%	1950	–	Gas	Reserve	0	-	-	-	-	-	-	-	389
	11	100%	1950	–	Gas	Reserve		-	-	-	-	-
	12	100%	1953	–	Gas	Reserve		-	-	-	-	-
Willow Glen	1	100%	1960	152	Gas/Oil	Peaking	12,000	0.1	31	28,989	0	-	591,422	79.1	46,810
	2	100%	1964	195	Gas/Oil	Peaking		0.2	52	47,234	0	-
	3	100%	1968	–	Gas	Reserve		-	-	-	-	ESP
	4	100%	1973	470	Gas/Oil	Peaking		1.3	607	264,678	0	-
	5	100%	1976	–	Gas/Oil	Reserve		-	-	-	-	-
Roy S. Nelson	3	100%	1960	153	Gas/Oil	Intermediate	12,570	0.5	111	95,449	0	-	1,285,418	63.9	82,193
	4	100%	1970	450	Gas/Oil	Intermediate		4.2	918	841,478	0	-
Calcasieu	1	100%	2000	150	Gas	Peaking	11,170	0.4	42	86,492	0	Dry LNB	248,815	77.1	19,188
	2	100%	2001	160	Gas	Peaking		0.4	55	84,352	0	Dry LNB
Ouachita	3	100%	2002	258	Gas	Intermediate	7,650	0.9	26	168,836	0	Dry LNB, SCR	407,422	45.4	18,495
Roy S. Nelson	6	40%	1982	221	Coal	Base	10,850	5,713	1,520	1,684,314	61	LNB w/ Sep OFA(g), ESP	1,421,400	35.9	50,993
Big Cajun 2	3	24%	1983	142	Coal	Base	10,120	3,178	885	1,170,269	44	LNB w/ OFA, ESP	1,113,382	25.0	27,819
River Bend	1	100%(e)	1986	974	Nuclear BWR(f)	Base	10,741	-	-	-	-	-	8,363,163	23.7	197,936
Total				3,325									13,431,022	33.0	443,823
(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b)	Mercury emissions calculated using 2010 unit heat input and 3.92 x 10-6 lb hg/MMBtu emissiom rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c)

Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low Nox Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

(d)	EGSL also owns and operates LA Station 1 units 1a, 2a, 3a and 4a; these units are under a long-term contract with an external 3rd party, which owns all of the output of these units.
(e)	30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities.
(f)	BWR = Boiling Water Reactor.
(g)	Low Nox Burner w/ Separated Overfire Air began May 19, 2010; Low Nox Burner w/ Closed-coupled Overfire Air retired May 19, 2010.

ENTERGY TEXAS, INC.

GENERATION PORTFOLIO

				OWNED & LEASED			PLANT AVG BTU PER KWH						TOTAL PLANT – 2010
								Emissions					NET	EXPENSES	TOTAL PRODUCTION
PLANT	UNIT	OWNERSHIP	COMMERCIAL OPERATION	CAPABILITY (MW)(a)	FUEL TYPE	PURPOSE	NET GENERATION	SO2 (tons)	NOx (tons)	CO2 (tons)	Hg(b) (lbs)	TECHNOLOGY(c)	GENERATION (MWH)	PER NET MWH	EXPENSE ($000)
Roy S. Nelson	6	30%	1982	164	Coal	Base	10,880	4,223	1,123	1,244,927	45	LNB w/ Sep OFA(d), ESP	1,050,985	37.0	38,847
Big Cajun 2	3	18%	1983	105	Coal	Base	10,120	2,349	654	864,982	32	LNB w/ OFA, ESP	822,934	24.8	20,411
Lewis Creek	1	100%	1970	230	Gas/Oil	Intermediate	11,300	3.2	100	637,186	0	SCR	1,862,073	56.0	104,189
	2	100%	1971	230	Gas/Oil	Intermediate		3.2	116	640,812	0	SCR
Sabine	1	100%	1962	212	Gas/Oil	Intermediate	11,380	2.4	615	471,076	0	-	4,492,803	57.3	257,429
	2	100%	1962	212	Gas/Oil	Intermediate		1.5	408	305,712	0	-
	3	100%	1966	390	Gas/Oil	Intermediate		3.5	572	689,276	0	LNB w/ Sep OFA
	4	100%	1974	530	Gas	Intermediate		4.4	926	877,426	0	Combus Mod / Fuel Reburn
	5	100%	1979	470	Gas/Oil	Intermediate		3.3	455	649,968	0	LNB w/ Closed- coupled OFA
Total				2,543									8,228,795	51.1	420,876
(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b)	Mercury emissions calculated using 2010 unit heat input and 3.92 x 10-6 lb hg/MMBtu emissiom rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c)

Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low Nox Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

(d)	Low Nox Burner w/ Separated Overfire Air began May 19, 2010; Low Nox Burner w/ Closed-coupled Overfire Air retired May 19, 2010.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

	2010	2009	2008	2007	2006

ELECTRIC OPERATING REVENUES ($ thousands)
Residential	840,011	669,084	967,445	853,780	797,197
Commercial	543,308	456,274	659,880	578,025	532,999
Industrial	817,454	664,377	1,061,887	871,853	809,237
Governmental	42,124	35,760	51,064	43,550	40,454
Total Retail	2,242,897	1,825,495	2,740,276	2,347,208	2,179,887
Sales for Resale	225,011	256,596	261,218	318,001	227,391
Other	70,858	101,495	49,800	72,343	43,980

Total Electric Operating Revenues	2,538,766	2,183,586	3,051,294	2,737,552	2,451,258

FUEL REVENUES (included in above revenues)
Residential	360,847	287,909	530,363	415,883	374,595
Commercial	231,104	194,759	358,257	280,200	249,803
Industrial	523,895	435,112	780,147	614,448	545,040
Governmental	18,067	15,388	27,782	21,305	19,313
Total Retail Fuel Revenues	1,133,913	933,168	1,696,549	1,331,836	1,188,751

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	9,429	7,090	8,930	8,784	7,486
Coal	-	-	-	-	-
Nuclear	10,276	8,949	9,037	9,893	9,270
Hydro	-	-	-	-	-
Total Net Generation	19,705	16,039	17,967	18,677	16,756
Purchased Power:
Affiliated Companies	5,783	7,818	5,996	6,025	6,612
Non-affiliated Companies	9,614	7,644	7,511	7,484	7,945
Total Purchased Power	15,397	15,462	13,507	13,509	14,557
Total Sources of Energy	35,102	31,501	31,474	32,186	31,313

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	9,533	8,684	8,487	8,646	8,513
Commercial	6,164	5,867	5,784	5,848	5,680
Industrial	14,473	13,386	13,162	13,209	12,759
Governmental	479	459	459	446	435
Total Retail	30,649	28,396	27,892	28,149	27,387
Sales for Resale	2,961	1,621	2,233	2,411	2,470
Unbilled Energy	27	164	(118)	124	(25)

Total Electric Energy Sales	33,637	30,181	30,007	30,684	29,832
Line Losses and Company Usage	1,465	1,320	1,467	1,502	1,481
Total Uses of Energy	35,102	31,501	31,474	32,186	31,313

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.81	7.70	11.40	9.87	9.32
Commercial	8.81	7.78	11.41	9.88	9.33
Industrial	5.65	4.96	8.07	6.60	6.34
Governmental	8.79	7.79	11.13	9.76	9.18

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	578,466	575,388	571,301	568,893	560,462
Commercial	75,493	74,608	73,617	73,012	71,029
Industrial	6,971	7,247	7,592	8,374	8,563
Governmental	5,704	5,539	5,387	5,229	4,858
Total Retail Customers	666,634	662,782	657,897	655,508	644,912

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

GENERATION PORTFOLIO

			COMMER- CIAL OPER- ATION	OWNED & LEASED CAPABILITY (MW)(a)			PLANT AVG BTU PER KWH NET GENER- ATION						TOTAL PLANT – 2010
								Emissions					NET GENER- ATION (MWH)	EXPEN- SES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
PLANT(e)	UNIT	OWNER- SHIP			FUEL TYPE	PURPOSE		SO2 (tons)	NOx (tons)	CO2 (tons)	Hg(b) (lbs)	TECHNOLOGY(c)
Buras	8	100%	1971	12	Gas/Oil	Peaking	15,950	-	-	-	-	-	1,657	1,790.6	2,967
Little Gypsy	1	100%	1961	238	Gas/Oil	Intermediate	12,240	1.1	443	209,672	0	-	1,765,219	71.4	126,102
	2	100%	1966	410	Gas/Oil	Intermediate		18	194	199,780	0	-
	3	100%	1969	522	Gas/Oil	Intermediate		4.1	2,107	811,632	0	-
Monroe	10	100%	1961	–	Gas	Reserve	0	-	-	-	-	-	-	-	266
	11	100%	1965	–	Gas	Reserve		-	-	-	-	-
	12	100%	1968	–	Gas	Reserve		-	-	-	-	-
Ninemile Point	1	100%	1951	–	Gas/Oil	Reserve	10,930	0	0.1	239	0	-	4,782,116	56.3	269,033
	2	100%	1953	–	Gas/Oil	Reserve		-	-	-	-	-
	3	100%	1955	125	Gas/Oil	Intermediate		0.5	119	96,488	0	-
	4	100%	1971	734	Gas/Oil	Intermediate		6.5	3,536	1,295,205	0	-
	5	100%	1973	740	Gas/Oil	Intermediate		8.7	4,410	1,716,968	0	-
Perryville	1	100%	2002	535	Gas	Intermediate	7,280	4.2	115	843,643	0	Dry LNB, SCR	1,904,012	43.2	82,202
	2	100%	2001	156	Gas	Peaking		0	0.9	3,466	0	Dry LNB
Sterlington	6	100%	1958	–	Gas/Oil	Reserve	17,540	-	-	-	-	-	3,888	814.6	3,167
	7	100%	1974	174	Gas/Oil	Peaking		0	14	4,732	0	-
Waterford	1	100%	1975	411	Gas/Oil	Intermediate	13,090	307	388	383,366	0	-	972,114	78.6	76,448
	2	100%	1975	411	Gas/Oil	Intermediate		221	407	412,957	0	-
	4	100%	2009	31	Oil	Peaking	0	0.2	0.9	705	0	Steam Injection	-	-	-
Waterford	3	100%	1985	1,168	Nuclear PWR(d)	Base	10,798	-	-	-	-	-	10,276,184	20.2	209,230
Total				5,667									19,705,190	39.0	769,415
(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b)	Mercury emissions calculated using 2010 unit heat input and 3.92 x 10-6 lb hg/MMBtu emissiom rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c)

Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low Nox Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

(d)	PWR = Pressurized Water Reactor.
(e)	In April 2011, Entergy Louisiana completed the purchase of the 580 mw Acadia Energy Center Power Block 2.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

	2010	2009	2008	2007	2006
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	508,571	466,632	555,913	500,097	568,435
Commercial	405,577	395,444	481,878	427,545	484,297
Industrial	144,581	146,608	199,453	185,119	235,281
Governmental	37,754	37,740	44,336	40,417	45,433
Total Retail	1,096,483	1,046,424	1,281,580	1,153,178	1,333,446
Sales for Resale	84,933	76,605	128,753	171,710	80,445
Other	48,769	54,275	51,849	47,914	36,117
Total Electric Operating Revenues	1,230,185	1,177,304	1,462,182	1,372,802	1,450,008

FUEL REVENUES (included in above revenues)
Residential	177,354	179,338	281,916	215,446	316,861
Commercial	145,950	158,937	252,867	192,289	280,819
Industrial	63,696	70,679	121,026	100,293	157,157
Governmental	12,031	13,614	21,352	16,605	24,908
Total Retail Fuel Revenues	399,031	422,568	677,161	524,633	779,745

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	5,469	3,583	5,257	5,734	4,127
Coal	2,974	2,847	2,827	3,026	2,697
Nuclear	-	-	-	-	-
Hydro	-	-	-	-	-
Total Net Generation	8,443	6,430	8,084	8,760	6,824
Purchased Power:
Affiliated Companies	5,467	6,127	4,903	4,602	5,327
Non-affiliated Companies	1,607	1,752	2,083	2,706	3,232
Total Purchased Power	7,074	7,879	6,986	7,308	8,559
Total Sources of Energy	15,517	14,309	15,070	16,068	15,383

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	6,077	5,358	5,354	5,474	5,387
Commercial	5,000	4,756	4,841	4,872	4,746
Industrial	2,250	2,178	2,565	2,771	2,927
Governmental	416	405	411	421	417
Total Retail	13,743	12,697	13,171	13,538	13,477
Sales for Resale	670	528	935	1,493	900
Unbilled Energy	(18)	74	23	(22)	(15)
Total Electric Energy Sales	14,395	13,299	14,129	15,009	14,362
Line Losses and Company Usage	1,122	1,010	941	1,059	1,021
Total Uses of Energy	15,517	14,309	15,070	16,068	15,383

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.37	8.71	10.38	9.14	10.55
Commercial	8.11	8.31	9.95	8.78	10.20
Industrial	6.43	6.73	7.78	6.68	8.04
Governmental	9.08	9.32	10.79	9.60	10.90

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	366,722	365,804	362,649	361,725	357,564
Commercial	62,858	62,613	62,556	63,642	62,594
Industrial	3,450	2,749	2,827	3,109	3,014
Governmental	4,322	4,259	4,208	4,096	4,066
Total Retail Customers	437,352	435,425	432,240	432,572	427,238

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

GENERATION PORTFOLIO

				OWNED & LEASED CAPABILITY (MW)(a)			PLANT AVG BTU PER KWH						TOTAL PLANT – 2010
			COMMER- CIAL OPER- ATION					Emissions					NET	EXPEN- SES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
PLANT	UNIT	OWNER- SHIP			FUEL TYPE	PURPOSE	NET GENER- ATION	SO2 (tons)	NOx (tons)	CO2 (tons)	Hg(b) (lbs)	TECHNOLOGY(c)	GENER- ATION (MWH)
Attala	1	100%	2001	455	Gas	Intermediate	7,430	3.3	41	649,844	0	Dry LNB, SCR	1,868,227	42.5	79,313

Baxter Wilson	1	100%	1967	500	Gas/Oil	Intermediate	12,280	129	3,294	1,338,081	0	-	1,844,709	69.0	127,198
	2	100%	1971	676	Gas/Oil	Intermediate		2.3	1,422	449,733	0	Combus Mod / Fuel Reburn

Delta	1	100%	1953	90	Gas/Oil	Peaking	27,240	0	2.0	1,395	0	-	3,073	674.9	2,074
	2	100%	1953	87	Gas/Oil	Peaking		0	4.2	4,412	0	-

Gerald Andrus	1	100%	1975	712	Gas/Oil	Intermediate	11,240	267	2,303	1,079,083	0	OFA	1,619,100	63.0	101,985

Natchez	1	100%	1951	–	Gas/Oil	Reserve	0	-	-	-	-	-	-	-	157

Rex Brown	1	100%	1948	–	Gas	Reserve	15,540	-	-	-	-	-	133,844	104.5	13,983
	3	100%	1951	70	Gas/Oil	Peaking		-	-	-	-	-
	4	100%	1959	209	Gas/Oil	Intermediate		0.8	401	151,100	0	-
	5	100%	1968	10	Oil	Peaking		-	-	-	-	-

Independence	1	25%	1983	209	Coal	Base	10,160	3,729	1,960	1,670,453	62	OFA, ESP	2,974,496	20.0	59,359
	2	25%	1984	211	Coal	Base		3,439	1,694	1,445,158	54	OFA, ESP

Total				3,229									8,443,449	45.5	384,069

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b)	Mercury emissions calculated using 2010 unit heat input and 3.92 x 10-6 lb hg/MMBtu emissiom rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c)

Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low Nox Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

	2010	2009	2008	2007	2006

ELECTRIC OPERATING REVENUES ($ thousands)
Residential	196,391	167,794	171,584	142,497	105,924
Commercial	173,536	166,454	193,552	181,438	165,066
Industrial	35,826	37,225	48,378	46,697	44,582
Governmental	70,146	69,306	79,973	72,467	59,399

Total Retail	475,899	440,779	493,487	443,099	374,971

Sales for Resale	56,318	88,010	162,769	103,843	91,283
Other	10,703	7,196	16,684	10,516	4,812

Total Electric Operating Revenues	542,919	535,985	672,940	557,458	471,066

FUEL REVENUES (included in above revenues)
Residential	65,146	62,017	92,401	71,496	51,865
Commercial	66,088	72,121	117,282	101,932	92,894
Industrial	17,253	19,103	32,171	28,745	28,952
Governmental	28,073	31,866	50,803	42,750	34,839

Total Retail Fuel Revenues	176,560	185,107	292,657	244,923	208,550

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	1,867	2,202	2,068	1,855	773
Coal	-	-	-	-	-
Nuclear	-	-	-	-	-
Hydro	-	-	-	-	-

Total Net Generation	1,867	2,202	2,068	1,855	773

Purchased Power:
Affiliated Companies	3,839	3,760	3,391	3,428	4,445
Non-affiliated Companies	511	590	687	340	41

Total Purchased Power	4,350	4,350	4,078	3,768	4,486

Total Sources of Energy	6,217	6,552	6,146	5,623	5,259

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	1,858	1,577	1,394	1,221	914
Commercial	1,899	1,813	1,774	1,763	1,666
Industrial	503	526	541	568	547
Governmental	809	805	774	747	632

Total Retail	5,069	4,721	4,483	4,299	3,759

Sales for Resale	919	1,543	1,361	1,010	1,298

Unbilled Energy	(18)	29	20	15	(1)

Total Electric Energy Sales	5,970	6,293	5,864	5,324	5,056

Line Losses and Company Usage	247	259	282	299	203

Total Uses of Energy	6,217	6,552	6,146	5,623	5,259

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.57	10.64	12.31	11.67	11.59
Commercial	9.14	9.18	10.91	10.29	9.91
Industrial	7.12	7.08	8.94	8.22	8.15
Governmental	8.67	8.61	10.33	9.70	9.40

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	138,659	132,602	124,432	115,523	83,300
Commercial	14,079	13,064	12,622	12,211	10,000
Industrial	2,277	2,311	2,514	2,765	1,000
Governmental	2,079	1,747	1,381	1,308	700

Total Retail Customers	157,094	149,724	140,949	131,807	95,000

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

GENERATION PORTFOLIO

				OWNED & LEASED CAPABILITY (MW)(a)			PLANT AVG BTU PER KWH						TOTAL PLANT – 2010
			COMMER- CIAL OPER- ATION					Emissions					NET	EXPEN- SES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
PLANT	UNIT	OWNER- SHIP			FUEL TYPE	PURPOSE	NET GENER- ATION	SO2 (tons)	NOx (tons)	CO2 (tons)	Hg(b) (lbs)	TECHNOLOGY(c)	GENER- ATION (MWH)
A. B. Paterson	3	100%	1950	–	Gas/Oil	Retired(b)	0	-	-	-	-	-	-	-	440
	4	100%	1954	–	Gas/Oil	Retired(b)		-	-	-	-	-
Michoud	1	100%	1957	–	Gas/Oil	Reserve	11,230	0	0.1	251	0	-	1,867,273	65.2	121,697
	2	100%	1963	233	Gas/Oil	Intermediate		2.2	800	431,040	0	-
	3	100%	1967	515	Gas/Oil	Intermediate		4.3	874	844,247	0	Combus Mod / Fuel Reburn
A. B. Paterson	5	100%	1967	–	Oil	Retired(d)	0	-	-	-	-	-	-	-	126
Total				748									1,867,273	65.5	122,263

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b)	Mercury emissions calculated using 2010 unit heat input and 3.92 x 10-6 lb hg/MMBtu emissiom rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c)

Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low Nox Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

(d)	A. B. Paterson units were officially retired on September 17, 2010.

SYSTEM ENERGY RESOURCES, INC.

	2010	2009	2008	2007	2006
ELECTRIC OPERATING REVENUES ($ thousands)	558,584	554,007	528,998	553,193	555,459

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	-	-	-	-	-
Coal	-	-	-	-	-
Nuclear	8,677	9,898	8,455	8,421	9,723
Hydro	-	-	-	-	-
Total Net Generation	8,677	9,898	8,455	8,421	9,723
Purchased Power	-	-	-	-	-
Total Sources of Energy	8,677	9,898	8,455	8,421	9,723

USES OF ENERGY (GWh)
Electric Energy Sales	8,692	9,898	8,475	8,440	9,727
Unbilled Energy	-	-	-	-	-
Line Losses and Company Usage	(15)	-	(20)	(19)	(4)
Total Uses of Energy	8,677	9,898	8,455	8,421	9,723

Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO

				OWNED & LEASED CAPABILITY (MW)(a)			PLANT AVG BTU PER KWH						TOTAL PLANT – 2010
			COMMER- CIAL OPER- ATION					Emissions					NET	EXPEN- SES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
PLANT	UNIT	OWNER- SHIP			FUEL TYPE	PURPOSE	NET GENER- ATION	SO2 (tons)	NOx (tons)	CO2 (tons)	Hg(b) (lbs)	TECHNOLOGY(c)	GENER- ATION (MWH)
Grand Gulf	1	90%	1985	1,126	Nuclear BWR(d)	Base	10,553	-	-	-	-	-	8,677,349	20.7	179,570
Total				1,126									8,677,349	20.7	179,570

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b)	Mercury emissions calculated using 2010 unit heat input and 3.92 x 10-6 lb hg/MMBtu emissiom rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c)

Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low Nox Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

(d)	BWR = Boiling Water Reactor.

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS

The following table shows plant performance for 2006 – 2010 based on 18/24 month operating cycle.

CAPABILITY FACTOR (%)	2010	2009	2008	2007	2006
ANO	92.3	90.9	92.6	92.8	88.3
Grand Gulf	92.4	92.1	85.4	89.5	91.9
River Bend	92.7	94.2	81.8	88.1	90.9
Waterford 3	91.4	91.4	90.6	91.5	93.5
Entergy Southeast Average	92.2	91.9	88.6	90.9	90.6
Industry Average	89.3	90.2	90.7	91.1	90.5

The following table shows plant performance for 2010 and averages for four three-year periods.

PRODUCTION COST ($/MWh)(a)	2010	2007–2009	2006–2008	2005–2007	2004–2006
ANO	19.8	17.2	16.3	16.0	15.5
Grand Gulf	20.7	17.7	16.6	15.3	14.2
River Bend	23.7	22.9	22.4	20.1	18.8
Waterford 3	20.2	18.1	16.9	16.7	15.9
Entergy Southeast Average	20.9	18.5	17.5	16.7	15.9
Industry Average	21.4	19.4	18.5	17.6	16.9

(a)	Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh.

INDIVIDUAL PLANT INFORMATION

	ANO UNIT 1		UNIT 2	GRAND GULF	RIVER BEND		WATERFORD 3
Owner	Entergy		Entergy	System Energy-90%	Entergy		Entergy
	Arkansas		Arkansas	South Mississippi	Gulf States		Louisiana
				Electric Power	Louisiana
Association-10%
Commercial Operation Date	December 74		March 80	July 85	June 86		September 85
License Expiration Date	5/20/34		7/17/38	11/1/24	8/29/25		12/18/24
Architect/Engineer	Bechtel Power		Bechtel Power	Bechtel Power	Stone & Webster		Ebasco
Reactor Manufacturer	Babcox &		Combustion	General	General		Combustion
	Wilcox		Engineering	Electric	Electric		Engineering
Reactor Type	PWR		PWR	BWR	BWR		PWR
Turbine Generator Manufacturer	Westinghouse		General Electric	Kraftwerk Union	General Electric		Westinghouse
Owned and Leased Capability (MW)(a)	842		993	1,126	974		1,168
Refueling Data:
Last Date	3/21/10 -		2/21/11 -	4/25/10 -	1/15/11 -		4/5/11 -
	4/25/10		3/26/11	5/27/10	2/12/11		5/12/11
Number of Days	35		34	31	28		36
Next Scheduled Refueling	Fall 11		Fall 12	Spring 12	Winter 13		Fall 12
2010 Capability Factor (%)	92.5		92.1	92.4	92.7		91.4
($ millions as of December 31, 2010)
Net Book Value	1,164	(b)		1,323	1,470		1,360
Decommissioning Trust Fair Values	521	(b)		388	394	(c)	241
Decommissioning Liability	595	(b)		453	331	(c)	309

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b)	ANO Units 1 and 2 are reported together.
(c)	30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, and is included in non-utility property on the balance sheet. The decommissioning trust fund balance and decommissioning liability include amounts for the 30% not subject to rate regulation.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	ARKANSAS	LOUISIANA	MISSISSIPPI	NEW ORLEANS	TEXAS
Commission	Arkansas Public	Louisiana	Mississippi	New Orleans	Public Utility
	Service	Public Service	Public Service	City Council	Commission
	Commission	Commission	Commission		of Texas
Number of Commissioners	3	5	3	7	3
Method of Selection	Appointed by	Elected	Elected	Elected	Appointed by
	Governor				Governor
Term of Office	6 years –	6 years –	4 years –	4 years –	6 years –
	staggered	staggered	concurrent	concurrent	staggered
(2 term limit)
Chair / President	Appointed by	Selected by	Rotates every	Selected by	Appointed by
	Governor	peers – 1 year	1 - 2 years, as	peers from two	Governor
		term	determined by members	at-large seats

COMMISSION/COUNCIL MEMBERS

	PARTY	SERVICE BEGAN	CURRENT TERM ENDS
ARKANSAS
Colette Honorable – Chair	Democrat	10/07	1/17
Olan W. Reeves	unknown	1/09	1/15
Elana C. Wills	unknown	1/11	1/13
LOUISIANA
James M. Field – Chairman	Republican	12/96	12/12
Foster L. Campbell, Jr.	Democrat	1/03	12/14
Lambert C. Boissiere, III	Democrat	1/05	12/16
Eric Skrmetta	Republican	1/09	12/14
Clyde C. Holloway	Republican	4/09	12/16
MISSISSIPPI
Leonard Bentz – Vice-Chairman (2011)	Republican	4/06	12/11
Lynn Posey – Chair (2011)	Republican	1/08	12/11
Brandon Presley	Democrat	1/08	12/11
NEW ORLEANS
Cynthia Hedge-Morrell – Chair of Utility Committee	Democrat	4/05	5/14
Arnie Fielkow – Vice President of City Council	Democrat	5/06	5/14
Stacy S. Head	Democrat	5/06	5/14
Jacquelyn Brechtel Clarkson – President of City Council	Democrat	11/07	5/14
Susan Guidry	Democrat	5/10	5/14
Jon Johnson	Democrat	5/10	5/14
Kristen Palmer	Democrat	5/10	5/14
TEXAS
Barry Smitherman – Chair(a)	Republican	4/04	8/13
Donna L. Nelson	Republican	8/08	8/15
Kenneth W. Anderson Jr.	Republican	9/08	8/11

(a)	On July 8, 2011, vacated his post to accept an appointment to the Texas Railroad Commission.

SELECT UTILITY REGULATORY MECHANISMS

	LAST FILED	ALLOWED
	RATE BASE	ROE
COMPANY	($ billions)	(%)	JURISDICTIONAL REGULATORY MECHANISMS
EAI	4.0	10.2	Rate Case	• No fixed schedule for rate filings. EAI filed its last rate case on September 4, 2009.
	6/30/09 with known and measurable changes through 6/30/10

•      In June 2010, the APSC approved a settlement in the EAI rate case. Key elements of the settlement include: an approximate $63.7 million base rate increase (after removing $10.1 million for securitization of ice storm) and a 10.2% allowed return on equity. New base rates became effective with the first billing cycle of July 2010.

EGSL	2.4 Electric	9.9 – 11.4 Electric	FRP	• Annual filing in May; any change in rates typically effective in September.
	12/31/2010 0.05 Gas 9/30/2010	10.65 midpoint +/- 75 bps 60/40 customer/ company sharing

•      In October 2009, the LPSC approved an uncontested settlement extending the FRP regulatory process for an additional three years. The new FRP was adopted for the 2008-2010 test years and retains the 10.65% electric ROE midpoint with a +/- 75 bp bandwidth and a recovery mechanism for Commission-approved capacity additions. Earnings outside the bandwidth are allocated prospectively, 60% to customers and 40% to the company. As part of the settlement, all parties committed to work together to attempt to develop a transmission rider.

		10.0 - 11.0 Gas 10.5 midpoint +/- 50 bps	RSP

•      In July 2005, the LPSC approved the EGSL gas Rate Stabilization Plan (RSP) which specified a 10.5% gas ROE midpoint with a +/- 50 bp bandwidth. Outside the bandwidth, rate changes are determined as follows: +/- 200 bps, rates changed by 50% of difference necessary to bring earned return to end point of band; if more than +/- 200 bps, rates changed 100% to eliminate differential in excess of 200 bps and then same as if within +/- 200 bps.

ELL	3.2	9.45 – 11.05	FRP	• Annual filing in May; any change in rates typically effective in September.
	12/31/2010	10.25 midpoint +/- 80 bps 60/40 customer/ company sharing

•      In October 2009, the LPSC approved an uncontested settlement extending the FRP regulatory process for an additional three years. The new FRP was adopted for the 2008-2010 test years and retains the 10.25% ROE midpoint with a +/- 80 bp bandwidth and a recovery mechanism for Commission-approved capacity additions. Earnings outside of the bandwidth are allocated prospectively, 60% to customers and 40% to the company. As part of the settlement, all parties committed to work together to attempt to develop a transmission rider.

EMI	1.6 12/31/2010	10.54 – 12.72 11.63 midpoint (subject to review / approval) Formulaic ROE reset Up to ~200 bps on ROE (depends on capital ratios) for price, satisfaction and reliability	FRP

•      Annual filing in March; any change in rates typically effective the first billing cycle of June.

•      On March 4, 2010, the MPSC approved modifications to EMI’s FRP that (1) aligned EMI’s FRP more closely with the FRPs of the other regulated gas and electric utilities in Mississippi; (2) provided the opportunity to reset the ROE and bandwidth based upon performance ratings; (3) rescored the performance adjustment factors; (4) eliminated the $14.5 million revenue adjustment limit and changed the 2 percent of revenues limit to a 4 percent limit, with any adjustment over 2 percent requiring a hearing; and (5) directed EMI to phase-out the summer / winter rate differential in residential rates over two years.

ENOI	0.3 Electric 12/31/2010 0.09 Gas 12/31/2010	10.7 – 11.5 Electric 11.1 midpoint +/- 40 bps 10.25 – 11.25 Gas 10.75 midpoint +/- 50 bps Earnings outside bandwidth reset to midpoint ROE	FRP FRP

•      Annual filing in May; any change in rates typically effective in first billing cycle of October.

•      On April 2, 2009, the City Council of New Orleans approved a comprehensive settlement. A new three-year formula rate plan was adopted, with terms including an 11.1% electric ROE midpoint with a +/- 40 bp bandwidth and a 10.75% gas ROE midpoint with a +/- 50 bp bandwidth. Earnings outside the bandwidth reset to the midpoint ROE, with rates changing on a prospective basis depending on whether ENOI is over or under-earning. The FRP also includes a recovery mechanism for Council-approved capacity additions, plus provisions for extraordinary cost changes and force majeure. The FRP may be extended by the mutual agreement of ENOI and the City Council of New Orleans (CCNO). The settlement also implemented energy conservation and demand programs.

ETI	1.6	10.125	Rate Case	• No fixed schedule for rate filings. ETI filed its last rate case on December 30, 2009.
	6/30/09 adjusted test year

•      ETI implemented a $17.5 million interim rate increase beginning on May 1, 2010, pursuant to a February 2010 unanimous settlement on interim rates and a $59 million base rate increase for usage on and after August 15, 2010, pursuant to its August 2010 stipulation and settlement agreement approved by the PUCT in December 2010. Other key elements of the stipulation and settlement agreement included an additional $9 million rate increase for bills rendered on and after May 2, 2011 (the first billing cycle of the month) and a 10.125 percent allowed return on equity.

SERI	1.1	10.94		• Real-time recovery mechanism.
	monthly filing
TOTAL	14.2

UTILITY ELECTRIC AND GAS FUEL RECOVERY MECHANISMS

	DEFERRED FUEL BALANCE AS OF DECEMBER 31,
COMPANY	2010	2009	2008	2007	2006	FUEL RECOVERY MECHANISM
			($ millions)
EAI	61.5	122.8	119.1	114.8	2.2	Annual reset in April based on prior calendar year fuel and purchased power costs adjusted for nuclear refueling outages and projected sales plus any under- or over-recovered fuel balance for the prior calendar year.
EGSL(a)	77.8	57.8	8.1	105.8	119.5	Electric: Monthly reset based on fuel and purchased power costs from two months prior plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.
						Gas: Monthly reset based on estimated gas costs plus a surcharge with an annual reset calculated by taking the over- or under- recovered balance at the end of June and dividing by the projected sales for the next 12 months.
ELL(a)	8.8	66.4	(23.6)	19.2	114.3	Monthly reset based on fuel and purchased power costs from two months prior plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.
EMI	3.2	(72.9)	5.0	(76.6)	(95.2)	Quarterly reset based on projected fuel and purchased power costs and projected sales plus any under- or over-recovered fuel balance from the second prior quarter.
ENOI(b)	(2.8)	8.1	21.8	17.3	19.0	Electric: On April 2, 2009 the New Orleans City Council approved a new Fuel Adjustment Clause tariff that calculates a monthly rate based on fuel and purchased power costs from two months prior. A surcharge or credit will be calculated on any under- or over-recovered fuel balance based on the most recent 12 months actual kWh sales. Under the new tariff Grand Gulf non-fuel costs are recovered through base rates. Any incremental monthly Grand Gulf non-fuel costs are included in the Fuel Adjustment Clause. Resource Plan non-fuel costs are collected through the Fuel Adjustment Clause. The new tariff became effective on June 1, 2009.
						Gas: Monthly reset based on estimated gas costs plus a surcharge or credit for the under- or over-recovered fuel balance based on the most recent 12 months Mcf sales.
ETI	(77.4)	(102.7)	21.2	(67.3)	(45.6)	Semi-annual reset of fuel factor in March and September based on the market price of natural gas plus surcharge or refund for material under- or over-recoveries based on actual costs.
Total	71.1	79.5	151.6	113.2	114.2
Totals may not foot due to rounding.
(a)	2010, 2009, 2008, 2007 and 2006 include $100.1 million for Entergy Gulf States Louisiana and $68 million for Entergy Louisiana of fuel, purchased power, and capacity costs, which do not currently earn a return on investment and whose recovery periods are indeterminate but are expected to be over a period greater than twelve months.
(b)	2010 and 2009 include $4.1 million for Entergy New Orleans of fuel, purchased power, and capacity costs, which do not currently earn a return on investment and whose recovery periods are indeterminate but are expected to be over a period greater than twelve months.

ENTERGY WHOLESALE COMMODITIES

EWC QUARTERLY FINANCIAL METRICS

	2010					2009
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	% CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	89.9	103.9	143.0	149.9	486.7	170.3	84.6	185.6	197.9	638.5	(24)
Return on Average Invested Capital – As-Reported (%)*	11.5	11.7	10.3	9.3	9.3	15.9	14.8	13.8	13.3	13.3	(30)
Return on Average Common Equity – As-Reported (%)*	11.8	12.1	10.4	9.4	9.4	17.6	16.4	15.2	14.2	14.2	(34)
Debt to Capital Ratio (%)	10.0	8.5	4.9	5.1	5.1	12.5	12.2	11.9	10.5	10.5	(51)
NON-GAAP MEASURES
Operational Earnings ($ millions)	144.2	118.4	168.2	156.6	587.4	176.9	99.7	195.9	209.9	682.5	(14)
Return on Average Invested Capital – Operational (%)*	13.2	13.4	12.2	11.1	11.1	16.0	15.2	14.3	14.1	14.1	(21)
Return on Average Common Equity – Operational (%)*	13.7	14.0	12.4	11.3	11.3	17.8	16.9	15.9	15.1	15.1	(25)
Net Debt to Net Capital Ratio (%)	(0.4)	3.0	(1.2)	(2.7)	(2.7)	3.3	1.7	8.7	2.3	2.3	(217)

*Rolling twelve months.

Totals may not foot due to rounding.

EWC ANNUAL FINANCIAL METRICS

	2010	2009	2008	2007	2006
GAAP MEASURES
As-Reported Net Income ($ millions)	486.7	638.5	795.6	583.2	331.2
Return on Average Invested Capital – As-Reported (%)	9.3	13.3	17.1	13.4	9.5
Return on Average Common Equity – As-Reported (%)	9.4	14.2	19.2	16.4	11.6
Debt to Capital Ratio (%)	5.1	10.5	13.0	18.3	29.6
NON-GAAP MEASURES
Operational Earnings ($ millions)	587.4	682.5	795.6	601.6	303.9
Return on Average Invested Capital – Operational (%)	11.1	14.1	17.1	13.7	8.8
Return on Average Common Equity – Operational (%)	11.3	15.1	19.2	17.0	10.7
Net Debt to Net Capital Ratio (%)	(2.7)	2.3	4.2	10.1	22.2

EWC QUARTERLY OPERATIONAL METRICS

	2010					2009					YTD
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	% CHANGE
Owned Capacity (MW)(a)	6,351	6,351	6,351	6,351	6,351	6,351	6,351	6,351	6,351	6,351	-
Average Realized Revenue/MWh	$58.31	$58.15	$61.51	$58.16	$59.04	$63.47	$58.10	$60.53	$59.62	$60.46	(2)
Non-Fuel O&M Expense/Purchased Power per MWh(b)	$23.90	$26.93	$29.59	$26.74	$26.76	$23.46	$25.94	$23.36	$25.20	$24.45	9
Billed GWh	11,128	10,498	10,736	10,320	42,682	10,704	9,726	11,718	11,821	43,969	(3)
EWC Nuclear
Average Realized Revenue/MWh	$58.72	$57.69	$61.41	$58.80	$59.16	$63.84	$59.22	$61.70	$59.43	$61.07	(3)
Production Cost/MWh(b)	$23.70	$24.40	$27.79	$25.23	$25.27	$23.14	$24.30	$22.57	$23.20	$23.26	9
Non-Fuel O&M Expense/Purchased Power per MWh(b)	$23.63	$25.49	$28.77	$26.06	$25.97	$22.44	$25.33	$22.11	$23.60	$23.30	11
Billed GWh	10,255	9,868	9,888	9,644	39,655	10,074	8,980	10,876	11,052	40,981	(3)
Capacity Factor	94%	90%	91%	86%	90%	92%	81%	100%	99%	93%	(3)

(a) Fourth quarter and year-to-date 2010 owned capacity includes the 335 MW ownership position in the Harrison County power plant, which was sold on December 31, 2010.

(b)	2010 and 2009 exclude the effects of the non-utility nuclear spin-off expenses special items at EWC Nuclear.

Totals may not foot due to rounding.

EWC ANNUAL OPERATIONAL METRICS

	2010	2009	2008	2007	2006
Owned Capacity (MW)(a)	6,351	6,351	6,351	6,576	5,778
Average Realized Revenue/MWh	$59.04	$60.46	$60.73	$53.69	$47.08
Non-Fuel O&M Expense/Purchased Power per MWh(b)(c)	$26.76	$24.45	$22.86	$24.76	$22.55
Billed GWh	42,682	43,969	44,747	40,916	38,289
EWC Nuclear
Net MW in Operation	4,998	4,998	4,998	4,998	4,200
Average Realized Price/MWh	$59.16	$61.07	$59.51	$52.69	$44.33
Production Cost/MWh(b)(c)	$25.27	$23.26	$21.88	$21.19	$19.50
Non-Fuel O&M Expense/Purchased Power per MWh(b)(c)	$25.97	$23.30	$21.95	$22.86	$21.37
Billed GWh	39,655	40,981	41,710	37,570	34,847
Capacity Factor	90%	93%	95%	89%	95%

(a) Fourth quarter and year-to-date 2010 owned capacity includes the 335 MW ownership position in the Harrison County power plant, which was sold on December 31, 2010.

(b)	2010 and 2009 exclude the effects of the non-utility nuclear spin-off expenses special items at EWC Nuclear.
(c)	2007 excludes the effect of the non-utility nuclear alignment special item at EWC Nuclear.

Totals may not foot due to rounding.

TOTAL CAPACITY

	OPERATED			OWNED CAPACITY(c)
As of December 31, 2010.	PLANTS	UNITS	MW	MW	%
Gas/Oil	1	1	544(b)(d)	757(d)	13
Coal	-	-	- (b)	181(f)	3
Total Fossil	1	1	544	938	16
Wind	-	-	-	80	1
Nuclear	6	7	5,798(a)	4,998	83
Total Capacity	7	8	6,342	6,016	100
(a)	Operated capacity includes management services contracts.
(b)	Excludes units operated by Entergy’s utility companies.
(c)	Includes capacity under power purchase agreements.
(d)	In fourth quarter 2010, Entergy sold its 61 percent share of the Harrison County 550 MW combined cycle gas-fired power plant.
(f)	On May 5, 2011, Entergy filed an application with FERC (Docket No.EC11-76) requesting authorization of a proposed transaction in which EAM Nelson Holding, LLC will acquire 10.9% ownership interest in the Nelson 6 550 MW coal-fired steam electric generating facility.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR PLANT STATISTICS

	JAMES A.	INDIAN POINT		PALISADES	PILGRIM	VERMONT
	FITZPATRICK	UNIT 2	UNIT 3	NUCLEAR PLANT	NUCLEAR STATION	YANKEE
Entergy Purchase Date	11/21/00	9/6/01	11/21/00	4/11/07	7/13/99	7/31/02
Commercial Operation Date	July 75	August 74	August 76	December 71	December 72	November 72
License Expiration Date	10/17/34	9/28/13	12/12/15	3/24/31	6/8/12	3/21/32
Architect/Engineer	Stone &	United	United	Combustion	Bechtel	Ebasco
	Webster	Engineers &	Engineers &	Engineering	Power
		Constructors	Constructors
Reactor Manufacturer	General	Westinghouse	Westinghouse	Combustion	General	General
	Electric			Engineering	Electric	Electric
Reactor Type	BWR	PWR	PWR	PWR	BWR	BWR
Turbine Generator Manufacturer	General Electric	Westinghouse	Westinghouse	Westinghouse	General Electric	General Electric
Net MWs in Operation (MW)	838	1,028	1,041	798	688	605
(as of December 31, 2010)
Refueling Data:
Last Date	9/12/10 –	3/10/10 –	3/9/11 –	10/3/10 –	4/18/11 –	4/25/10 –
	10/17/10	4/12/10	4/8/11	10/30/10	5/12/11	5/24/10
Number of Days	35	33	30	26	25	29
Next Scheduled Refueling	Fall 12	Spring 12	Spring 13	Spring 12	Spring 13(e)	Fall 11
2010 Capacity Factor	85%	82%	99%	89%	99%	90%
($ millions as of December 31, 2010)
Net Book Value	483	998	720	786	277	369
Decommissioning Trust Fund Balance	(a)	662(b)	(a)	271	646	474
Decommissioning Liability	(a)	459(b)	(a)	285	335	339
Nearest Market Hub	NYISO	NYISO	NYISO	MISO	NEPOOL	NEPOOL
	Zone A(c)	Zone G(d)	Zone G(d)	Cinergy	Mass Hub	Mass Hub
Capacity Zone (ICAP/UCAP)	NYISO	NYISO	NYISO	n/a	NEPOOL	NEPOOL
	Rest of State	Rest of State	Rest of State
(a)	NYPA retained the decommissioning trusts and decommissioning liability. NYPA and Entergy executed decommissioning agreements, specifying their decommissioning obligations. NYPA has the right to require Entergy to assume the decommissioning liability provided that it assigns the corresponding decommissioning trust, up to a specifiedlevel, to Entergy. If the decommissioning liability is retained by NYPA, Entergy will perform the decommissioning of the plants at a price equal to the lesser of a pre-specified level or the amount in the decommissioning trusts. Entergy believes that the amounts available to it under either scenario are sufficient to cover the future decommissioning costs without any additional contributions to the trusts.
(b)	Includes amount for Indian Point 1. Indian Point 1 has been shut down and in safe storage since the 1970s.
(c)	James A. FitzPatrick physically located in NYISO Zone C.
(d)	Indian Point physically located in NYISO Zone H.
(e)	Contingent on license renewal.

EWC NUCLEAR PLANT UPRATES

(MW)

CAPACITY	FitzPatrick	Indian Point 2	Indian Point 3	Palisades(a)	Pilgrim	Vermont Yankee	Total
At acquisition	825	970	980	798	670	510	4,753
2003	-	14	14	-	18	-	46
2004	13	44	-	-	-	-	57
2005	-	-	47	-	-	-	47
2006	-	-	-	-	-	95	95
2007 - 2010	-	-	-	-	-	-	-
12/31/2010	838	1,028	1,041	798	688	605	4,998
(a)	Acquired April 2007.

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS

		NERC	COMMERCIAL	OWNERSHIP	NET	TOTAL	FUEL TYPE
PLANT	LOCATION	REGION	OPERATION	INTEREST	MW	MW	TECHNOLOGY
Independence – Unit 2	Newark, AR	SERC	1983	14%	121	842	Coal
Nelson 6 (PPA)(b)	Westlake, LA	SERC	1982	11%	60	550	Coal
RS Cogen	Lake Charles, LA	SERC	2002	50%	213	425	CCGT Cogen
Ritchie – Unit 2	Helena, AR	SERC	1968	100%	544	544	Gas/Oil
Top of Iowa	Worth County, IA	MAPP	2001	50%	40	80	Wind
White Deer	Amarillo, TX	SPP	2001	50%	40	80	Wind
Total(a)					1,018	2,521
(a)	In fourth quarter 2010, Entergy sold its 61 percent share of the Harrison County 550 MW combined cycle gas-fired power plant.
(b)	On May 5, 2011, Entergy filed an application with FERC (Docket No.EC11-76) requesting authorization of a proposed transaction in which EAM Nelson Holding, LLC will acquire 10.9% ownership

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT EMISSIONS

			Emissions
	FUEL TYPE		SO2	NOx	CO2	Hg(c)
PLANT	TECHNOLOGY	PURPOSE	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(d)
Independence – Unit 2	Coal	Base	1,977	974	830,677	31	OFA
Nelson 6 (PPA)(b)	Coal	Base	1,547	412	456,125	17	LNB w Sep OFA
RS Cogen	CCGT Cogen	Base QF	4	373	788,661	0	Dry LNB / SCR
Ritchie – Unit 2	Gas/Oil	Peaking	-	-	-	-	-
Top of Iowa	Wind	Renewable	-	-	-	-	-
White Deer	Wind	Renewable	-	-	-	-	-
Total(a)			3,528	1,759	2,075,462	48
(a)	In fourth quarter 2010, Entergy sold its 61 percent share of the Harrison County 550 MW combined cycle gas-fired power plant.
(b)	On May 5, 2011, Entergy filed an application with FERC (Docket No.EC11-76) requesting authorization of a proposed transaction in which EAM Nelson Holding, LLC will acquire 10.9% ownership interest in the Nelson 6 550 MW coal-fired steam electric generating facility.
(c)	Mercury emissions calculated using 2010 unit heat input and 3.92 x 10-6 lb hg/MMBtu emissiom rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(d)

Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low Nox Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

Totals may not foot due to rounding.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR SECURITIES DETAIL

LONG-TERM DEBT:

NOTE TO NEW YORK POWER AUTHORITY (NYPA) RELATING TO THE PURCHASE OF FITZPATRICK AND INDIAN POINT 3

			ADDITIONAL LTD		TOTAL ENDING	TOTAL
		INTEREST	RELATED TO	INTEREST	LONG-TERM	INTEREST
($ thousands)	LONG-TERM DEBT(a)	EXPENSE	PURCHASE OF IP2	EXPENSE	DEBT	EXPENSE
2000	744,405	3,869	-	-	744,405	3,869
2001	682,512	35,392	74,402	1,190	756,914	36,582
2002	604,420	32,540	79,220	3,628	683,640	36,168
2003	441,845	27,387	72,863	3,643	514,708	31,030
2004	379,405	21,275	66,200	3,337	445,605	24,612
2005	313,968	18,277	59,218	3,018	373,186	21,295
2006	245,390	15,137	51,900	2,682	297,289	17,819
2007	173,445	11,845	44,231	2,331	217,676	14,176
2008	161,932	8,412	36,194	1,963	198,127	10,375
2009	149,771	7,839	27,772	1,577	177,543	9,416
2010	137,026	7,255	18,945	1,173	155,971	8,428
2011	123,669	6,643	9,694	750	133,363	7,393
2012	109,681	6,012	-	305	109,681	6,317
2013	95,011	5,331	-	-	95,011	5,331
2014	79,638	4,627	-	-	79,638	4,627
2015	61,027	3,889	-	-	61,027	3,889
2016 – 2035 Average	-	1,755	-	-	-	1,755
(a)	Includes plant, fuel, and license extension payments. Payments for plant and fuel are made annually on 11/21 (anniversary of close). As of 9/30/03, the entire fuel note has been paid off. Life extension payments made on anniversary of license expiration. Entergy will pay NYPA $2.5 million annually per plant, for up to twenty years if FitzPatrick and/or Indian Point 3 operate beyond their original license date.

Totals may not foot due to rounding.

EWC NON-NUCLEAR WHOLESALE ASSETS

EWC NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL

DEBT:

OUTSTANDING AS OF DECEMBER 31,

(ENTERGY’S SHARE)	2010	2009	2008	MATURITY	RATE
		(in millions)
RS Cogen Senior Project Debt
Bank Portion(a)	$46	$51	$55	10/17/18	LIBOR + 1.625%
Institutional Portion	$38	$38	$38	10/15/22	Fixed 8.73%
Debt Service Reserve Letter of Credit(b)	$ -	$ 1	$ -	1 month to 6 months	LIBOR + 1.625%
RS Cogen Subordinated Debt	$13	$13	$13	10/17/17	LIBOR + 4.50%
Top Deer Senior Project Debt	$ 8	$13	$19	06/30/13	Fixed 5.55%
(a)	RS Cogen spread on bank portion increases over time from 1.375% to 2.375%.
(b)	RS Cogen spread on Debt Service Reserve Letter of Credit Loan increases over time from 1.375% to 1.875%. The DSR LC fee was 1.375% in the first term and 1.625% in the second term, including 2009. The DSR LC is borrowed for interest periods of 1 month to 6 months as needed. The DSR LC was repaid on January 29, 2010.

		SHARES OUTSTANDING
PREFERRED STOCK:		AS OF DECEMBER 31,			AS OF DECEMBER 31,
	RATE(a)	2010	2009	2008	2010	2009	2008
						(in millions)
Authorized 1,000,000 shares, $1 par value, cumulative
Without Sinking Fund:
Entergy Asset Management,	8.95%	305,240	305,240	297,376	$29.4	$29.4	$29.7
8.95% rate(a)
Other	-	-	-	-	0.9	1.5	0.8
Total without sinking fund		305,240	305,240	297,376	$30.2	$30.9	$30.5
(a)	Entergy Asset Management’s stockholders’ agreement provides that each December 31 either Entergy Asset Management or the preferred shareholders may request that the preferred dividend rate be reset.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES
ENTERGY WHOLESALE COMMODITIES OPERATIONAL MEASURES
Owned capacity (MW)	Installed capacity owned and operated by Entergy Wholesale Commodities, including investments in wind generation accounted for under the equity method of accounting
Average realized revenue per MWh	As-reported revenue per MWh billed for Entergy Wholesale Commodities plants, excluding revenue from the amortization of the Palisades below-market PPA and investments in wind generation accounted for under the equity method of accounting

Non-fuel O&M expense/purchased power per MWh	Operation, maintenance and refueling expenses and purchased power per MWh billed, excluding fuel and investments in wind generation accounted for under the equity method of accounting
GWh billed	Total number of GWh billed to customers, excluding investments in wind generation accounted for under the equity method of accounting

NUCLEAR OPERATIONAL MEASURES
Net MW in operation	Installed capacity owned or operated by Entergy Wholesale Commodities - Nuclear
Average realized revenue per MWh	As-reported revenue per MWh billed for Entergy Wholesale Commodities nuclear plants, excluding revenue from the amortization of the Palisades below-market PPA
Production cost per MWh	Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation)
Non-fuel O&M expense/purchased power per MWh	Operation, maintenance and refueling expenses and purchased power per MWh billed, excluding fuel
GWh billed	Total number of GWh billed to all customers
Capability factor	The percentage of the maximum energy generation a plant is capable of supplying to the grid, limited only by factors within control of plant management; a high capability factor indicates effective plant programs and practices to minimize unplanned energy losses and to optimize planned outages
Capacity factor	Normalized percentage of the period that the nuclear plants generate power
Refueling outage duration	Number of days lost for scheduled refueling outage during the period

Financial measures defined in the below table include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non-GAAP measures. Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP
Return on average invested capital – as-reported	12-months rolling net income attributable to Entergy Corporation (Net Income) adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity – as-reported	12-months rolling Net Income divided by average common equity
Net margin – as-reported	12-months rolling Net Income divided by 12-months rolling revenue
Cash flow interest coverage	12-months cash flow from operating activities plus 12-months rolling interest paid, divided by interest expense
Book value per share	Common equity divided by end of period shares outstanding
Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers
Total debt	Sum of short-term and long-term debt, notes payable, capital leases, and preferred stock with sinking fund on the balance sheet, less non-recourse debt, if any
Debt of joint ventures (Entergy’s share)	Debt issued by business joint ventures at Entergy Wholesale Commodities assets
Leases (Entergy’s share)	Operating leases held by subsidiaries capitalized at implicit interest rate
Debt to capital ratio	Gross debt divided by total capitalization
Securitization debt	Debt associated with securitization bonds issued to recover storm costs from hurricanes Rita, Ike and Gustav at Entergy Texas and the 2009 ice storm at Entergy Arkansas

FINANCIAL MEASURES – NON-GAAP
Operational earnings	As-reported Net Income adjusted to exclude the impact of special items
Return on average invested capital – operational	12-months rolling operational Net Income adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity – operational	12-months rolling operational Net Income divided by average common equity
Net margin – operational	12-months rolling operational Net Income divided by 12-months rolling revenue
Total gross liquidity	Sum of cash and revolver capacity
Debt to capital ratio, excluding securitization debt	Gross debt divided by total capitalization, excluding securitization debt
Net debt to net capital ratio, excluding securitization debt	Gross debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents, excluding securitization debt
Net debt to net capital ratio, including off-balance sheet liabilities, excluding securitization debt	Sum of gross debt and off-balance sheet debt less cash and cash equivalents divided by sum of total capitalization and off-balance sheet debt less cash and cash equivalents, excluding securitization debt

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP 2006 PRO FORMA INCOME STATEMENT	UTILITY/PARENT/OTHER			CONSOLIDATED
In thousands, for the year ended December 31, 2006.	GAAP	ENOI ADJUSTMENT *	PRO FORMA	GAAP	ENOI ADJUSTMENT *	PRO FORMA
OPERATING REVENUES:
Electric	$9,065,800	$204,989	$9,270,789	$9,063,135	$204,989	$9,268,124
Natural gas	84,230	100,088	184,318	84,230	100,088	184,318
Competitive businesses	39,817	-	39,817	1,784,793	-	1,784,793
Total	9,189,847	305,077	9,494,924	10,932,158	305,077	11,237,235

OPERATING EXPENSES:
Operating and Maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,880,857	157,535	3,038,392	3,144,073	157,535	3,301,608
Purchased power	2,120,770	(43,647)	2,077,123	2,138,237	(43,647)	2,094,590
Nuclear refueling outage expenses	78,110	-	78,110	169,567	-	169,567
Other operation and maintenance	1,614,002	100,094	1,714,096	2,335,364	100,094	2,435,458
Decommissioning	82,912	169	83,081	145,884	169	146,053
Taxes other than income taxes	363,897	34,953	398,850	428,561	34,953	463,514
Depreciation and amortization	808,517	31,465	839,982	887,792	31,465	919,257
Other regulatory charges (credits) – net	(122,680)	4,160	(118,520)	(122,680)	4,160	(118,520)
Total	7,826,385	284,729	8,111,114	9,126,798	284,729	9,411,527

OPERATING INCOME	1,363,462	20,348	1,383,810	1,805,360	20,348	1,825,708

OTHER INCOME:
Allowance for equity funds used during construction	39,894	3,078	42,972	39,894	3,078	42,972
Interest and investment income	163,717	(6,722)	156,995	198,835	(6,722)	192,113
Miscellaneous – net	95,921	(4,600)	91,321	109,858	(4,600)	105,258
Total	299,532	(8,244)	291,288	348,587	(8,244)	340,343

INTEREST EXPENSE:
Interest expense	588,478	8,244	596,722	573,953	8,244	582,197
Allowance for borrowed funds used during construction	(23,931)	(2,477)	(26,408)	(23,931)	(2,477)	(26,408)
Total	564,547	5,767	570,314	550,022	5,767	555,789

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,098,447	6,337	1,104,784	1,603,925	6,337	1,610,262

Income taxes	234,789	5,051	239,840	443,044	5,051	448,095

INCOME FROM CONTINUING OPERATIONS	863,658	1,286	864,944	1,160,881	1,286	1,162,167

LOSS FROM DISCONTINUED OPERATIONS (net of income tax expense of $67)	(496)	-	(496)	(496)	-	(496)

CONSOLIDATED NET INCOME	863,162	1,286	864,448	1,160,385	1,286	1,161,671

Preferred dividend requirements of subsidiaries	24,363	1,286	25,649	27,783	1,286	29,069

NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$838,799	$-	$838,799	$1,132,602	$-	$1,132,602

*Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP 2006 PRO FORMA BALANCE SHEET	UTILITY/PARENT/OTHER			CONSOLIDATED
In thousands, as of December 31, 2006.	GAAP	ENOI ADJUSTMENT *	PRO FORMA	GAAP	ENOI ADJUSTMENT *	PRO FORMA
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$95,468	$3,886	$99,354	$117,379	$3,886	$121,265
Temporary cash investments	499,942	13,207	513,149	898,773	13,207	911,980
Total cash and cash equivalents	595,410	17,093	612,503	1,016,152	17,093	1,033,245
Notes receivable – Entergy New Orleans DIP loan	51,934	(51,934)	-	51,934	(51,934)	-
Notes receivable	266,717	-	266,717	699	-	699
Accounts receivable:
Customer	410,512	58,999	469,511	552,376	58,999	611,375
Allowance for doubtful accounts	(19,348)	(10,563)	(29,911)	(19,348)	(10,563)	(29,911)
Associated companies	(5,099)	-	(5,099)	-	-	-
Other	312,654	(86,258)	226,396	345,400	(86,258)	259,142
Accrued unbilled revenues	249,165	23,758	272,923	249,165	23,758	272,923
Total account receivable	947,884	(14,064)	933,820	1,127,593	(14,064)	1,113,529
Accumulated deferred income taxes	10,498	(2,924)	7,574	11,680	(2,924)	8,756
Fuel inventory – at average cost	189,829	5,041	194,870	193,098	5,041	198,139
Materials and supplies – at average cost	408,279	7,825	416,104	604,998	7,825	612,823
Deferred nuclear refueling outage costs	65,349	-	65,349	147,521	-	147,521
Prepayments and other	150,134	5,640	155,774	171,759	5,640	177,399
Total	2,686,034	(33,323)	2,652,711	3,325,434	(33,323)	3,292,111

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	7,725,189	(153,988)	7,571,201	229,089	(153,988)	75,101
Decommissioning trust funds	1,274,676	-	1,274,676	2,858,523	-	2,858,523
Non-utility property – at cost
(less accumulated depreciation)	208,956	1,107	210,063	212,726	1,107	213,833
Other	39,868	-	39,868	47,115	-	47,115
Total	9,248,689	(152,881)	9,095,808	3,347,453	(152,881)	3,194,572

PROPERTY, PLANT AND EQUIPMENT:
Electric	28,405,556	698,081	29,103,637	30,713,284	698,081	31,411,365
Property under capital lease	730,182	-	730,182	730,182	-	730,182
Natural gas	92,787	186,932	279,719	92,787	186,932	279,719
Construction work in progress	609,431	21,824	631,255	786,147	21,824	807,971
Nuclear fuel under capital lease	336,017	-	336,017	336,017	-	336,017
Nuclear fuel	140,357	-	140,357	494,759	-	494,759
Total property, plant and equipment	30,314,330	906,837	31,221,167	33,153,176	906,837	34,060,013
Less – accumulated depreciation and amortization	13,366,710	446,673	13,813,383	13,715,099	446,673	14,161,772
Property, plant and equipment – net	16,947,620	460,164	17,407,784	19,438,077	460,164	19,898,241

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes—net	740,110	(71,870)	668,240	740,110	(71,870)	668,240
Other regulatory assets	2,768,352	295,440	3,063,792	2,768,352	295,440	3,063,792
Deferred fuel costs	168,122	-	168,122	168,122	-	168,122
Long-term receivables	19,349	936	20,285	19,349	936	20,285
Goodwill	374,099	-	374,099	377,172	-	377,172
Other	736,461	4,824	741,285	898,662	4,824	903,486
Total	4,806,493	229,330	5,035,823	4,971,767	229,330	5,201,097

TOTAL ASSETS	$33,688,836	$503,290	$34,192,126	$31,082,731	$503,290	$31,586,021

*Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP 2006 PRO FORMA BALANCE SHEET	UTILITY/PARENT/OTHER				CONSOLIDATED
In thousands, as of December 31, 2006.	GAAP	ENOI ADJUSTMENT	*	PRO FORMA	GAAP	ENOI ADJUSTMENT	*	PRO FORMA
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$93,335	$-		$93,335	$181,576	$-		$181,576
Notes payable and commercial paper:
Associated companies	979,198	-		979,198	-	-		-
Other	25,039	-		25,039	25,039	-		25,039
Accounts payable:
Associated companies	69,355	-		69,355	-	-		-
Other	901,434	59,034		960,468	1,122,596	59,034		1,181,630
Customer deposits	248,031	14,808		262,839	248,031	14,808		262,839
Taxes accrued	167,060	2,087		169,147	187,324	2,087		189,411
Interest accrued	159,527	18,004		177,531	160,831	18,004		178,835
Deferred fuel costs	73,031	(18,996)		54,035	73,031	(18,996)		54,035
Obligations under capital leases	153,246	-		153,246	153,246	-		153,246
Pension and other postretirement liabilities	39,008	16		39,024	41,912	16		41,928
Other	100,501	6,138		106,639	271,544	6,138		277,682
Total	3,008,765	81,091		3,089,856	2,465,130	81,091		2,546,221

NON–CURRENT LIABILITIES:
Accumulated deferred income taxes
and taxes accrued	5,451,700	98,884		5,550,584	5,820,700	98,884		5,919,584
Accumulated deferred investment tax credits	358,550	3,157		361,707	358,550	3,157		361,707
Obligations under capital leases	188,033	-		188,033	188,033	-		188,033
Other regulatory liabilities	449,237	-		449,237	449,237	-		449,237
Decommissioning and asset retirement cost liabilities	1,249,482	2,591		1,252,073	2,023,846	2,591		2,026,437
Transition to competition	79,098	-		79,098	79,098	-		79,098
Accumulated provisions	81,053	8,384		89,437	88,902	8,384		97,286
Pension and other postretirement liabilities	1,125,707	60,034		1,185,741	1,410,433	60,034		1,470,467
Long-term debt	8,560,534	226,619		8,787,153	8,798,087	226,619		9,024,706
Preferred stock with sinking fund	10,500	-		10,500	10,500	-		10,500
Other	1,173,844	2,750		1,176,594	847,415	2,750		850,165
Total	18,727,738	402,419		19,130,157	20,074,801	402,419		20,477,220

Commitments and Contingencies

Subsidiaries preferred stock without sinking fund	310,751	19,780		330,531	244,913	19,780		264,693

EQUITY:
Common shareholders' equity:
Common stock, $.01 par value,
authorized 500,000,000 shares; issued
248,174,087 shares in 2006	2,228,350	-		2,228,350	2,482	-		2,482
Paid–in capital	6,668,007	-		6,668,007	4,827,265	-		4,827,265
Retained earnings	5,592,532	-		5,592,532	6,113,042	-		6,113,042
Accumulated other comprehensive loss	(82,917)	-		(82,917)	(100,512)	-		(100,512)
Less – treasury stock, at cost
(45,506,311 shares in 2006)	2,764,390	-		2,764,390	2,644,390	-		2,644,390
Total common shareholders' equity	11,641,582	-		11,641,582	8,197,887	-		8,197,887
Subsidiaries preferred stock without sinking fund	-	-		-	100,000	-		100,000
Total	11,641,582	-		11,641,582	8,297,887	-		8,297,887

TOTAL LIABILITIES AND EQUITY	$33,688,836	$503,290		$34,192,126	$31,082,731	$503,290		$31,586,021

*Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP 2006 PRO FORMA STATEMENT OF CASH FLOW	CONSOLIDATED
In thousands, for the year ended December 31, 2006.	GAAP	ENOI ADJUSTMENT*	PRO FORMA
OPERATING ACTIVITIES:
Consolidated net income	$1,160,385	$-	$1,160,385
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Depreciation, amortization, and decommissioning, including nuclear fuel amortization	1,143,082	31,634	1,174,716
Deferred income taxes, investment tax credits, and non-current taxes accrued	738,643	54,395	793,038
Changes in working capital:
Receivables	408,042	(1,817)	406,225
Fuel inventory	13,097	3,007	16,104
Accounts payable	(83,884)	10,855	(73,029)
Prepaid taxes and taxes accrued	(835)	2,464	1,629
Interest accrued	5,975	15,337	21,312
Deferred fuel	582,947	11,597	594,544
Other working capital accounts	64,479	(1,447)	63,032
Changes in provisions for estimated losses	39,822	496	40,318
Changes in other regulatory assets	(454,458)	(55,607)	(510,065)
Changes in pensions and other postretirement liabilities	333,381	34,001	367,382
Other	(502,837)	(11,087)	(513,924)
Net cash flow provided by operating activities	3,447,839	93,828	3,541,667
INVESTING ACTIVITIES:
Construction / capital expenditures	(1,633,268)	(80,792)	(1,714,060)
Allowance for equity funds used during construction	39,894	3,078	42,972
Nuclear fuel purchases	(326,248)	-	(326,248)
Proceeds from sale / leaseback of nuclear fuel	135,190	-	135,190
Proceeds from sale of assets and businesses	77,159	-	77,159
Payment for purchase of plant	(88,199)	-	(88,199)
Insurance proceeds received for property damages	18,828	4,664	23,492
Decrease in other investments	(6,353)	(36,458)	(42,811)
Proceeds from nuclear decommissioning trust fund sales	777,584	-	777,584
Investment in nuclear decommissioning trust funds	(884,123)	-	(884,123)
Other regulatory investments	(38,037)	-	(38,037)
Net cash flow used in investing activities	(1,927,573)	(109,508)	(2,037,081)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	1,837,713	(6)	1,837,707
Preferred equity	73,354	-	73,354
Common stock and treasury stock	70,455	-	70,455
Retirement of long-term debt	(1,804,373)	-	(1,804,373)
Repurchase of common stock	(584,193)	-	(584,193)
Redemption of preferred stock	(183,881)	-	(183,881)
Changes in credit borrowings – net	(15,000)	(15,000)	(30,000)
Dividends paid:			-
Common stock	(448,954)	-	(448,954)
Preferred equity	(28,848)	(277)	(29,125)
Net cash flow used in financing activities	(1,083,727)	(15,283)	(1,099,010)
Effect of exchange rates on cash and cash equivalents	(3,207)	-	(3,207)
Net increase (decrease) in cash and cash equivalents	433,332	(30,963)	402,369
Cash and cash equivalents at beginning of period	582,820	48,056	630,876
Cash and cash equivalents at end of period	$1,016,152	$17,093	$1,033,245
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	$514,189	$-	$514,189
Income taxes	$(147,435)	$(57,193)	$(204,628)

*Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Jurisdictional Split of Entergy Gulf States, Inc.) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP 2007 PRO FORMA INCOME STATEMENT In thousands, for the year ended December 31, 2007.	ENTERGY GULF STATES LOUISIANA GAAP	ADJUSTMENT*	ENTERGY GULF STATES LOUISIANA PRO FORMA

OPERATING REVENUES:
Electric	$ 3,448,008	$(1,238,442)	$ 2,209,566
Natural gas	86,604	-	86,604
Total	3,534,612	(1,238,442)	2,296,170

OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	867,081	(546,413)	320,668
Purchased power	1,339,986	(232,938)	1,107,048
Nuclear refueling outage expenses	12,212	-	12,212
Other operation and maintenance	548,999	(179,119)	369,880
Decommissioning	11,728	(173)	11,555
Taxes other than income taxes	132,489	(50,615)	81,874
Depreciation and amortization	208,648	(68,172)	140,476
Other regulatory charges (credits) – net	29,923	(16,808)	13,115
Total	3,151,066	(1,094,238)	2,056,828

OPERATING INCOME	383,546	(144,204)	239,342

OTHER INCOME:
Allowance for equity funds used during construction	11,666	(3,295)	8,371
Interest and dividend income	75,425	28,715	104,140
Miscellaneous – net	1,724	600	2,324
Total	88,815	26,020	114,835

INTEREST AND OTHER CHARGES:
Interest on long-term debt	149,464	(14,231)	135,233
Other interest – net	13,945	(10,907)	3,038
Allowance for borrowed funds used during construction	(7,528)	2,126	(5,402)
Total	155,881	(23,012)	132,869

INCOME BEFORE INCOME TAXES	316,480	(95,172)	221,308
Income taxes	123,701	(36,249)	87,452

NET INCOME	192,779	(58,923)	133,856
Preferred distribution requirements and other	3,968	-	3,968

EARNINGS APPLICABLE TO COMMON EQUITY	$ 188,811	$ (58,923)	$ 129,888

*Adjustment to reflect as if the transactions implementing the Entergy Gulf States, Inc. jurisdictional split had occurred as of January 1, 2007.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2006-2010

($ millions)	2010	2009	2008	2007	2006(a)
As-Reported Net Income (A)	1,250	1,231	1,221	1,135	1,133
Preferred dividends	20	20	20	25	28
Tax-effected interest expense	354	351	374	392	339
As-Reported Net Income including preferred dividends and tax-effected interest expense (B)	1,624	1,602	1,615	1,552	1,499

Special items (C)	(82)	(71)	(55)	(32)	135
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	1,706	1,673	1,670	1,584	1,364
Operational earnings (A-C)	1,332	1,302	1,276	1,167	998
Average invested capital (D)	20,781	20,748	19,927	18,721	17,688
Average common equity (E)	8,555	8,290	7,915	8,030	7,970
Operating revenues (F)	11,488	10,746	13,094	11,484	10,932

Gross debt (G)	11,816	12,014	12,279	11,123	9,356
Less securitization debt (H)	931	838	310	330	—
Gross debt, excluding securitization debt (G-H)	10,885	11,176	11,969	10,793	9,356
Less cash and cash equivalents (I)	1,294	1,710	1,920	1,254	1,016
Net debt, excluding securitization debt (G-H-I)	9,591	9,466	10,049	9,539	8,340

Total capitalization (J)	20,623	20,939	20,557	19,297	17,899
Less securitization debt (K)	931	838	310	330	—
Total capitalization, excluding securitization debt (J-K)	19,692	20,101	20,247	18,967	17,899
Less cash and cash equivalents (L)	1,294	1,710	1,920	1,254	1,016
Net capitalization, excluding securitization debt (J-K-L)	18,398	18,391	18,327	17,713	16,883
Off-balance sheet liabilities (M)	653	646	574	658	665
Revolver capacity (N)	2,354	1,464	645	1,730	2,770
Gross liquidity (I+N)	3,648	3,174	2,565	2,984	3,786

($ per share)
As-Reported earnings per share (O)	6.66	6.30	6.20	5.60	5.36
Operational earnings per share (P)	7.10	6.67	6.51	5.76	4.72
Common dividend paid per share (Q)	3.24	3.00	3.00	2.58	2.16
Year-end closing market price per share of common stock (R)	70.83	81.84	83.13	119.52	92.32

(%)
Return on average invested capital – As-Reported (B/D)	7.8	7.7	8.1	8.3	8.5
Return on average invested capital – Operational ((B-C)/D)	8.2	8.1	8.4	8.5	7.7
Return on average common equity – As-Reported (A/E)	14.6	14.9	15.4	14.1	14.2
Return on average common equity – Operational ((A-C)/E)	15.6	15.7	16.1	14.5	12.5
Net margin – As-Reported (A/F)	10.9	11.5	9.3	9.9	10.4
Net margin – Operational ((A-C)/F)	11.6	12.1	9.7	10.2	9.1
Debt to capital ratio (G/J)	57.3	57.4	59.7	57.6	52.3
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	55.3	55.6	59.1	56.9	52.3
Net debt to net capital ratio, excluding securitization debt ((G-H-I)/(J-K-L))	52.1	51.5	54.8	53.9	49.4
Net debt to net capital ratio including off-balance sheet liabilities, excluding securitization debt ((G-H-I+M)/(J-K-L+M))	53.8	53.1	56.2	55.5	51.3

Common dividend payout ratio – As-Reported (Q/O)	49	48	48	46	40
Common dividend payout ratio – Operational (Q/P)	46	45	46	45	46

(ratio)
Price to earnings ratio – As-Reported (R/O)	10.64	12.99	13.41	21.34	17.24
Price to earnings ratio – Operational (R/P)	9.98	12.27	12.77	20.75	19.56
(a) 2006 reflects deconsolidation of Entergy New Orleans, Inc.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

1Q09-4Q10

($ millions)	1Q10	2Q10	3Q10	4Q10	1Q09	2Q09	3Q09	4Q09
For the quarter:
As-Reported Net Income (A)	213.8	315.3	492.9	228.3	235.3	226.8	455.2	313.8
Less special items (B)	(39.9)	(10.5)	(25.2)	(6.7)	(17.2)	(17.2)	(15.5)	(21.1)
Operational earnings (A-B)	253.7	325.7	518.1	235.0	252.5	244.0	470.7	334.9
As-Reported Net Income rolling 12 months (C)	1,210	1,298	1,336	1,250	1,147	1,103	1,088	1,231
Preferred dividends	20	20	20	20	20	20	20	20
Tax-effected interest expense	372	368	358	354	366	368	361	351
As-Reported Net Income, rolling 12 months including preferred dividends and tax-effected interest expense (D)	1,602	1,686	1,714	1,624	1,533	1,491	1,469	1,602
Special items in prior quarters	(53)	(76)	(71)	(75)	(55)	(54)	(54)	(49)
Special items in current quarter
Parent & Other
Non-utility nuclear spin-off expenses	14	4	-	-	(11)	(2)	(5)	(9)
Entergy Wholesale Commodities
Non-utility nuclear spin-off dis-synergies	(54)	(15)	(25)	(7)	(7)	(15)	(10)	(12)
Total special items (E)	(94)	(87)	(96)	(82)	(72)	(71)	(69)	(71)
Operational earnings, rolling 12 months including preferred dividends and tax-effected interest expense (D-E)	1,697	1,773	1,810	1,706	1,605	1,562	1,538	1,673
Operational earnings, rolling 12 months (C-E)	1,305	1,385	1,432	1,332	1,219	1,174	1,157	1,302
Average invested capital (F)	21,149	20,761	20,802	20,781	20,126	19,995	20,629	20,748
Average common equity (G)	8,745	8,769	8,608	8,555	8,152	8,045	8,230	8,290
Operating revenues, rolling 12 months (H)	10,716	11,058	11,453	11,488	13,018	12,275	11,248	10,746
Gross debt (I)	12,152	11,853	12,247	11,816	12,034	11,510	11,522	12,014
Less securitization debt (J)	838	829	940	931	310	301	301	838
Gross debt, excluding securitization debt (I-J)	11,314	11,024	11,307	10,885	11,724	11,209	11,221	11,176
Less cash and cash equivalents (K)	1,657	1,336	1,931	1,294	1,803	1,281	1,131	1,710
Net debt, excluding securitization debt (I-J-K)	9,657	9,688	9,376	9,591	9,921	9,928	10,090	9,466
Total capitalization (L)	21,322	20,935	21,290	20,623	20,975	20,588	20,315	20,939
Less securitization debt (M)	838	829	940	931	310	301	301	838
Total capitalization, excluding securitization debt (L-M)	20,484	20,106	20,350	19,692	20,665	20,287	20,014	20,101
Less cash and cash equivalents (N)	1,657	1,336	1,931	1,294	1,803	1,281	1,131	1,710
Net capitalization, excluding securitization debt (L-M-N)	18,827	18,770	18,419	18,398	18,862	19,006	18,883	18,391
Off-balance sheet liabilities (O)	644	641	638	653	573	569	567	646
Revolver capacity (P)	1,417	1,338	2,216	2,354	725	1,585	1,647	1,464
Gross liquidity (K+P)	3,074	2,674	4,147	3,648	2,528	2,866	2,778	3,174
(%)
Return on average invested capital – As-Reported (D/F)	7.6	8.1	8.2	7.8	7.6	7.5	7.1	7.7
Return on average invested capital – Operational ((D-E)/F)	8.0	8.5	8.7	8.2	8.0	7.8	7.5	8.1
Return on average common equity – As-Reported (C/G)	13.8	14.8	15.5	14.6	14.1	13.7	13.2	14.9
Return on average common equity – Operational ((C-E)/G)	14.9	15.8	16.6	15.6	15.0	14.6	14.1	15.7
Net margin – As-Reported (C/H)	11.3	11.7	11.7	10.9	8.8	9.0	9.7	11.5
Net margin – Operational ((C-E)/H)	12.2	12.5	12.5	11.6	9.4	9.6	10.3	12.1
Debt to capital ratio (I/L)	57.0	56.6	57.5	57.3	57.4	55.9	56.7	57.4
Debt to capital ratio, excluding securitization debt ((I-J)/(L-M))	55.2	54.8	55.6	55.3	56.7	55.3	56.1	55.6
Net debt to net capital ratio, excluding securitization debt ((I-J-K)/(L-M-N))	51.3	51.6	50.9	52.1	52.6	52.2	53.4	51.5
Net debt to net capital including off-balance sheet liabilities, excluding securitization debt ((I-J-K+O)/(L-M-N+O))	52.9	53.2	52.5	53.8	54.0	53.6	54.8	53.1

Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2006-2010

($ millions)	2010	2009	2008	2007	2006	(a)
As-Reported Net Income (A)	812.4	691.6	587.8	682.7	691.2
Preferred dividends	17.3	17.3	17.3	21.7	24.4
Tax-effected interest expense	303.4	284.3	261.6	259.8	246.8
As-Reported Net Income including preferred dividends and tax-effected interest expense (B)	1,133.2	993.3	866.7	964.2	962.3

Utility special items
Nuclear alignment	-	-	-	(13.7)	-
ENOI Results	-	-	-	-	4.1
Total special items (C)	-	-	-	(13.7)	4.1

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	1,133.2	993.3	866.7	977.9	958.2
Operational earnings (A-C)	812.4	691.6	587.8	696.4	687.1
Average invested capital (D)	16,412	15,580	14,441	13,903	13,254
Average common equity (E)	7,109	6,828	6,618	6,440	6,132

Gross debt (F)	8,937	9,107	7,836	7,249	6,786
Less securitization debt (G)	931	838	310	330	-
Gross debt, excluding securitization debt (F-G)	8,006	8,269	7,526	6,919	6,786
Less cash and cash equivalents (H)	822	1,239	566	801	564
Net debt, excluding securitization debt (F-G-H)	7,185	7,030	6,960	6,118	6,222

Total capitalization (I)	16,457	16,367	14,794	14,088	13,266
Less securitization debt (J)	931	838	310	330	-
Total capitalization, excluding securitization debt (I-J)	15,526	15,529	14,484	13,758	13,266
Less cash and cash equivalents (K)	822	1,239	566	801	564
Net capitalization, excluding securitization debt (I-J-K)	14,704	14,290	13,918	12,957	12,702

(%)
Return on average invested capital – As-Reported (B/D)	6.9	6.4	6.0	6.9	7.2
Return on average invested capital – Operational ((B-C)/D)	6.9	6.4	6.0	7.0	7.2
Return on average common equity – As-Reported (A/E)	11.4	10.1	8.9	10.6	11.3
Return on average common equity – Operational ((A-C)/E)	11.4	10.1	8.9	10.8	11.2
Debt to capital ratio (F/I)	54.3	55.6	53.0	51.5	51.3
Debt to capital ratio, excluding securitization debt ((F-G)/(I-J))	51.6	53.2	52.0	50.3	51.3
Net debt to net capital ratio, excluding securitization debt ((F-G-H)/(I-J-K))	48.9	49.2	50.0	47.2	49.1

(a) 2006 reflects deconsolidation of Entergy New Orleans, Inc.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

1Q09-4Q10

($ millions)	1Q10	2Q10	3Q10	4Q10	1Q09	2Q09	3Q09	4Q09
As-Reported Net Income (A)	138.6	225.8	333.6	114.3	111.6	147.2	294.8	137.9
Less special items (B)	-	-	-	-	-	-	-	-
Operational earnings (A-B)	138.6	225.8	333.6	114.3	111.6	147.2	294.8	137.9

As-Reported Net Income-rolling 12 months (C)	718.6	797.2	836.0	812.4	582.3	569.9	606.8	691.6
Preferred dividends	17.3	17.3	17.3	17.3	17.3	17.3	17.3	17.3
Tax-effected interest expense	294.2	304.0	303.6	303.4	265.0	273.7	278.7	284.3
As-Reported Net Income, rolling 12 months including preferred dividends and tax-effected interest expense (D)	1,030.1	1,118.5	1,157.0	1,133.2	864.6	860.9	902.8	993.3

Special items in prior quarters	-	-	-	-	-	-	-	-
Special items in current quarter	-	-	-	-	-	-	-	-
Total special items (E)	-	-	-	-	-	-	-	-

Operational earnings, rolling 12 months including preferred dividends and tax-effected interest expense (D-E)	1,030.1	1,118.5	1,157.0	1,133.2	864.6	860.9	902.8	993.3
Operational earnings, rolling 12 months (C-E)	718.6	797.2	836.0	812.4	582.3	569.9	606.8	691.6
Average invested capital (F)	15,730	15,858	16,040	16,412	14,500	14,835	15,391	15,580
Average common equity (G)	6,880	6,977	7,080	7,109	6,609	6,718	6,931	6,828

Gross debt (H)	9,197	8,984	9,071	8,937	7,943	8,216	8,289	9,107
Less securitization debt (I)	838	829	940	931	310	301	301	838
Gross debt, excluding securitization debt (H-I)	8,358	8,155	8,131	8,006	7,633	7,915	7,988	8,269
Less cash and cash equivalents (J)	1,039	990	1,055	822	490	621	881	1,239
Net debt, excluding securitization debt (H-I-J)	7,320	7,166	7,075	7,185	7,143	7,294	7,107	7,030

Total capitalization (K)	16,481	16,360	16,481	16,457	14,980	15,355	15,599	16,367
Less securitization debt (L)	838	829	940	931	310	301	301	838
Total capitalization, excluding securitization debt (K-L)	15,642	15,531	15,541	15,526	14,670	15,054	15,298	15,529
Less cash and cash equivalents (M)	1,039	990	1,055	822	490	621	881	1,239
Net capitalization, excluding securitization debt (K-L-M)	14,603	14,542	14,486	14,704	14,180	14,433	14,417	14,290
(%)
Return on average invested capital –
As-Reported (D/F)	6.5	7.1	7.2	6.9	6.0	5.8	5.9	6.4
Return on average invested capital –
Operational ((D-E)/F)	6.5	7.1	7.2	6.9	6.0	5.8	5.9	6.4
Return on average common equity –
As-Reported (C/G)	10.4	11.4	11.8	11.4	8.8	8.5	8.8	10.1
Return on average common equity –
Operational ((C-E)/G)	10.4	11.4	11.8	11.4	8.8	8.5	8.8	10.1
Debt to capital ratio (H/K)	55.8	54.9	55.0	54.3	53.0	53.5	53.1	55.6
Debt to capital ratio, excluding securitization debt ((H-I)/(K-L))	53.4	52.5	52.3	51.6	52.0	52.6	52.2	53.2
Net debt to net capital ratio, excluding securitization debt ((H-I-J)/(K-L-M))	50.1	49.3	48.8	48.9	50.4	50.5	49.3	49.2

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2006-2010

($ millions)	2010	2009	2008	2007	2006
As-Reported Earnings (A)	165.7	60.0	40.3	132.2	165.6
Preferred dividends	6.9	6.9	6.9	6.9	7.6
Tax-effected interest expense	54.9	54.9	52.0	53.4	50.8

As-Reported Earnings including preferred dividends and tax-effected interest expense (B)	227.6	121.8	99.2	192.5	224.0

Special items
Nuclear Alignment	-	-	-	(5.9)	-
Total special items (C)	-	-	-	(5.9)	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	227.6	121.8	99.2	198.4	224.0
Operational earnings (A-C)	165.7	60.0	40.3	138.1	165.6
Average invested capital (D)	3,385	3,291	3,102	2,965	2,967
Average invested capital, excluding securitization (E)	3,323	3,291	3,102	2,965	2,967
Average common equity (F)	1,408	1,406	1,392	1,409	1,432

Gross debt (G)	1,928	1,793	1,745	1,442	1,436
Less securitization debt (H)	124	-	-	-	-
Gross debt, excluding securitization debt (G-H)	1,804	1,793	1,745	1,442	1,436
Less cash and cash equivalents (I)	106	86	40	0.2	35
Net debt, excluding securitization debt (G-H-I)	1,698	1,707	1,705	1,441	1,401

Total capitalization (J)	3,448	3,321	3,261	2,942	2,987
Less securitization debt (K)	124	-	-	-	-
Total capitalization, excluding securitization debt (J-K)	3,324	3,321	3,261	2,942	2,987
Less cash and cash equivalents (L)	106	86	40	0.2	35
Net capitalization, excluding securitization debt (J-K-L)	3,218	3,235	3,221	2,942	2,952

(%)
Return on average invested capital – As-Reported (B/D)	6.7	3.7	3.2	6.5	7.6
Return on average invested capital – Operational ((B-C)/E)	6.8	3.7	3.2	6.7	7.6
Return on average common equity – As-Reported (A/F)	11.8	4.3	2.9	9.4	11.6
Return on average common equity – Operational ((A-C)/F)	11.8	4.3	2.9	9.8	11.6
Debt to capital ratio (G/J)	55.9	54.0	53.5	49.0	48.1
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	54.3	54.0	53.5	49.0	48.1
Net debt to net capital ratio, excluding securitization debt ((G-H-I)/(J-K-L))	52.8	52.8	52.9	49.0	47.5

ENTERGY GULF STATES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2006

($ millions)	2006
As-Reported Earnings (A)	208.0
Preferred dividends	4.0
Tax-effected interest expense	88.0
As-Reported Earnings including preferred dividends and tax-effected interest expense (B)	300.0

Special items
-

Total special items (C)	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	300.0
Operational earnings (A-C)	208.0
Average invested capital (D)	4,699
Average common equity (E)	2,217

Gross debt (F)	2,442
Less cash and cash equivalents (G)	180
Net debt (F-G)	2,262

Total capitalization (H)	4,695
Less cash and cash equivalents (I)	180
Net capitalization (H-I)	4,515

(%)
Return on average invested capital – As-Reported (B/D)	6.4
Return on average invested capital – Operational ((B-C)/D)	6.4
Return on average common equity – As-Reported (A/E)	9.4
Return on average common equity – Operational ((A-C)/E)	9.4
Debt to capital ratio (F/H)	52.0
Net debt to net capital ratio ((F-G)/(H-I))	50.1
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY GULF STATES LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2007-2010

($ millions)	2010	2009	2008	2007	2006
As-Reported Earnings (A)	189.9	152.2	143.9	129.9(a)	REFER TO PAGE 66
Preferred dividends	0.8	0.8	0.8	4.0(a)
Tax-effected interest expense	60.2	70.7	78.1	81.8(a)
As-Reported Earnings including preferred dividends and tax-effected interest expense (B)	251.0	223.8	222.8	215.7
Special items
Nuclear Alignment	-	-	-	(3.6)
Total special items (C)	-	-	-	(3.6)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	251.0	223.8	222.8	219.3
Operational earnings (A-C)	189.9	152.2	143.9	133.5
Average invested capital (D)	3,159	3,372	3,640	3,186
Average invested capital, excluding assumption debt (E)	3,075	2,904	2,715	2,646
Average common equity (F)	1,465	1,377	1,306	1,254(b)
Gross debt (G)	1,584	1,783	2,188	2,460
Less assumption debt (H)	-	168	770	1,079
Gross debt, excluding assumption debt (G-H)	1,584	1,615	1,418	1,381
Less cash and cash equivalents (I)	155	144	49	108
Net debt, excluding assumption debt (G-H-I)	1,429	1,471	1,369	1,273
Total capitalization (J)	3,094	3,225	3,520	3,760
Less assumption debt (K)	-	168	770	1,079
Total capitalization, excluding assumption debt (J-K)	3,094	3,057	2,750	2,681
Less cash and cash equivalents (L)	155	144	49	108
Net capitalization, excluding assumption debt (J-K-L)	2,938	2,913	2,701	2,573
(%)
Return on average invested capital – As-Reported (B/D)	7.9	6.6	6.1	6.8
Return on average invested capital – Operational ((B-C)/E)	8.2	7.7	8.2	8.3
Return on average common equity – As-Reported (A/F)	13.0	11.1	11.0	10.4
Return on average common equity – Operational ((A-C)/F)	13.0	11.1	11.0	10.6
Debt to capital ratio (G/J)	51.2	55.3	62.2	65.4
Debt to capital ratio, excluding assumption debt ((G-H)/(J-K))	51.2	52.8	51.6	51.5
Net debt to net capital ratio, excluding assumption debt ((G-H-I)/(J-K-L))	48.6	50.5	50.7	49.5

ENTERGY TEXAS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2007-2010

($ millions)	2010	2009	2008	2007	2006
As-Reported Net Income (A)	66.2	63.8	57.9	58.9	REFER TO PAGE 66
Preferred dividends	-	-	-	-
Tax-effected interest expense	56.5	63.9	48.0	51.2
As-Reported Net Income including preferred dividends and tax-effected interest expense (B)	122.7	127.7	105.9	110.1
Special items	-	-	-	-
Total special items (C)	-	-	-	-
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	122.7	127.7	105.9	110.1
Operational earnings (A-C)	66.2	63.8	57.9	58.9
Average invested capital (D)	2,493	2,374	2,331	2,245
Average invested capital, excluding securitization and equity infusion from parent (E)	1,670	1,799	1,936	1,931
Average common equity (F)	834	872	952	996
Average common equity, excluding equity infusion from parent returned beginning of 08 (G)	834	872	877	846
Gross debt (H)	1,659	1,658	1,345	1,413
Less securitization debt (I)	807	838	310	330
Gross debt, excluding securitization debt (H-I)	852	820	1,035	1,083
Less cash and cash equivalents (J)	35	201	2	297
Net debt, excluding securitization debt (H-I-J)	817	619	1,033	786
Total capitalization (K)	2,484	2,503	2,245	2,417
Less securitization debt (L)	807	838	310	330
Less equity infusion from parent returned beginning of 08 (M)	-	-	-	150
Total capitalization, excluding securitization and equity infusion from parent (K-L-M)	1,676	1,664	1,935	1,937
Less cash and cash equivalents (N)	35	201	2	297
Net capitalization, excluding securitization and equity infusion from parent (K-L-M-N)	1,641	1,463	1,933	1,640
(%)
Return on average invested capital – As-Reported (B/D)	4.9	5.4	4.5	4.9
Return on average invested capital – Operational ((B-C)/E)	7.3	7.1	5.5	5.7
Return on average common equity – As-Reported (A/F)	7.9	7.3	6.1	5.9
Return on average common equity – Operational ((A-C)/G)	7.9	7.3	6.6	7.0
Debt to capital ratio (H/K)	66.8	66.3	59.9	58.5
Debt to capital ratio, excluding securitization and equity infusion from parent ((H-I)/(K-L-M))	50.8	49.3	53.5	55.9
Net debt to net capital ratio, excluding securitization and equity infusion from parent ((H-I-J)/(K-L-M-N))	49.8	42.3	53.4	47.9

(a) See page 61 for the Pro Forma EGSL Income Statement.

(b) See page 68 for the Pro Forma EGSL Average Common Equity.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY GULF STATES AND ENTERGY TEXAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

EGSL PRO FORMA AVERAGE COMMON EQUITY 2007 ($ millions)	(D) EGSI 2006 PER 10-K	(E) ADJUSTMENTS	(D-E) EGSL 2006 PRO FORMA
Shareholders Equity:
Preferred membership interests without sinking fund (A)	47	(1)	48
Members’ equity	2,225	988	1,238
Accumulated other comprehensive loss	(20)	-	(20)
Total Equity (B)	2,253	987	1,266

2006 Pro Forma Total Common Equity (B–A)			1,218
2007 Total Common Equity (C)			1,290
2007 Average Common Equity ((C)+(B–A))/2			1,254

EGSL / ETI AVERAGE INVESTED CAPITAL AND RETURN ON AVERAGE INVESTED CAPITAL	2007 PRO FORMA
($ millions)	ETI	EGSL

As-Reported Net Income (A)	58.9	129.9	(a)
Preferred dividends	-	4.0	(a)
Tax-effected interest expense	51.2	81.8	(a)
As-Reported Net Income including preferred dividends and tax-effected interest expense (B)	110.1	215.7
Total Special Items (C)	-	(3.6)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	110.1	219.3

Average Invested Capital (D)	2,245	3,186
Less Average Securitization Debt (E)	165	-
Less Average Equity Infusion from Parent (F)	150	-
Less Average Assumption Debt (G)	-	540
Adjusted Average Invested Capital (D-E-F-G)	1,931	2,646

ROIC – As-Reported (B/D)	4.9%	6.8%
ROIC – Operational ((B-C)/(D-E-F-G)	5.7%	8.3%

ETI AVERAGE COMMON EQUITY AND RETURN ON AVERAGE COMMON EQUITY
($ millions)	2008	2007 PRO FORMA
As-Reported Net Income (A)	57.9	58.9
Total Special Items (B)	-	-
Operational Earnings (A–B)	57.9	58.9

Average Common Equity (C)	952.2	996.1
Less Average Equity Infusion from Parent	75.0	150.0
Adjusted Average Common Equity (D)	877.2	846.1

ROE – As-Reported (A/C)	6.1%	5.9%
ROE – Operational ((A–B)/D)	6.6%	7.0%

EGSL / ETI DEBT TO CAPITAL RATIO	2007 PRO FORMA
($ millions)	ETI	EGSL
Currently maturing long-term debt	309	675
Notes Payable	-	-
Obligations under capital leases – current	-	29
Obligations under capital leases – non-current	-	82
Long-term debt	1,104	1,674
Total debt before adjustments (A)	1,413	2,460
Less debt assumption by ETI (EGSL) (B)	-	1,079
Less securitization debt (ETI) (C)	330	-
Adjusted total debt (A-B-C)	1,083	1,381
Shareholders’ equity (D)	1,004	1,290
Less return of parent equity infusion in beginning of 08	150	-
Adjusted Common Equity (E)	854	1,290
Preferred membership interests without sinking fund (F)	-	10
Adjusted total capital (A-B-C)+(E+F)	1,937	2,681
Adjusted Debt / Capital Ratio (A-B-C)/((A-B-C)+(E+F))	55.9%	51.5%

EGSL / ETI NET DEBT TO NET CAPITAL RATIO	2007 PRO FORMA
($ millions)	ETI	EGSL

Currently maturing long-term debt	309	675
Notes Payable	-	-
Obligations under capital leases – current	-	29
Obligations under capital leases – non-current	-	82
Long-term debt	1,104	1,674
Total debt before adjustments (A)	1,413	2,460
Less debt assumption by ETI (EGSL) (B)	-	1,079
Less securitization debt (ETI) (C)	330	-
Adjusted total debt (A-B-C)	1,083	1,381
Less cash and cash equivalents (D)	297	108
Net Debt (A-B-C-D)	786	1,273
Shareholders’ equity (E)	1,004	1,290
Less return of parent equity infusion in beginning of 08	150	-
Adjusted Common Equity (F)	854	1,290
Preferred membership interests without sinking fund (G)	-	10
Adjusted total capital (A-B-C)+(F+G)	1,937	2,681
Less cash and cash equivalents (D)	297	108
Net Capitalization (A-B-C)+(F+G)-(D)	1,640	2,573
Adjusted Net Debt / Net Capital Ratio (A-B-C-D)/((A-B-C)+(F+G)-(D))	47.9%	49.5%

(a) See page 61 for the Pro Forma EGSL Income Statement.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY GULF STATES AND ENTERGY TEXAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES (continued)

EGSL PRO FORMA CASH FLOW INTEREST COVERAGE

2007

	(A)	(B)	(A-B)
	EGSL(a)	ETI	EGSL
($ thousands)	PER 2007 10-K	PER FORM 10	PRO FORMA
Net Income	192,779	58,921	133,858
Adjustments to reconcile net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	363	(363)	726
Other regulatory charges (credits) – net	29,923	16,808	13,115
Depreciation, amortization, and decommissioning	220,376	68,345	152,031
Deferred income taxes, investment tax credits, and non-current taxes accrued	98,734	218,873	(120,139)
Changes in working capital:
Receivables	(261,538)	(230,481)	(31,057)
Fuel inventory	(18,377)	(10,939)	(7,438)
Accounts payable	38,685	(1,328)	40,013
Taxes accrued	(27,781)	4,936	(32,717)
Interest accrued	22,963	10,030	12,933
Deferred fuel costs	35,363	21,619	13,744
Other working capital accounts	197,802	86,598	111,204
Provision for estimated losses and reserves	(91,241)	(568)	(90,673)
Changes in other regulatory assets	116,317	(21,038)	137,355
Other	6,372	(45,422)	51,794
Net Cash Flow from Operating Activities	560,740	175,991	384,749
EGSL Pro Forma Net Cash Flow from Operating Activities		(C )	384,749
Cash Paid During Period for Interest – net of amount capitalized		(D )	131,280
Operating Cash Flow before Interest Payments		(C+D )	516,029
Interest and Other Charges		(E )	132,869 (a)
Pro Forma Cash Flow Interest Coverage		((C+D)/E )	3.9
(a)	Entergy Gulf States Louisiana, L.L.C. (EGSL) is the successor for financial reporting purposes to Entergy Gulf States, Inc. EGSL’s Cash Flow Statement for the year ended 2007 includes the operations of Entergy Texas, Inc.

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2006-2010

($ millions)	2010	2009	2008	2007	2006
As-Reported Earnings (A)	224.5	225.9	150.6	136.4	130.7
Preferred dividends	7.0	7.0	7.0	7.0	7.0
Tax-effected interest expense	62.5	52.7	51.1	48.2	50.5
As-Reported Earnings including preferred dividends and tax-effected interest expense (B)	294.0	285.6	208.7	191.5	188.2

Special items
Nuclear alignment	-	-	-	(2.2)	-
Total special items (C)	-	-	-	(2.2)	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	294.0	285.6	208.7	193.7	188.2
Operational earnings (A-C)	224.5	225.9	150.6	138.6	130.7
Average invested capital (D)	3,890	3,491	2,958	2,697	2,562
Average members’ equity (E)	1,924	1,710	1,531	1,386	1,212

Gross debt (F)	1,830	1,902	1,462	1,192	1,230
Less cash and cash equivalents (G)	123	152	139	0.3	3
Net debt (F-G)	1,707	1,750	1,323	1,192	1,227

Total capitalization (H)	3,967	3,813	3,170	2,746	2,648
Less cash and cash equivalents (I)	123	152	139	0.3	3
Net capitalization (H-I)	3,844	3,662	3,031	2,745	2,645

(%)
Return on average invested capital – As-Reported (B/D)	7.6	8.2	7.1	7.1	7.3
Return on average invested capital – Operational ((B-C)/D)	7.6	8.2	7.1	7.2	7.3
Return on average members’ equity – As-Reported (A/E)	11.7	13.2	9.8	9.8	10.8
Return on average members’ equity – Operational ((A-C)/E)	11.7	13.2	9.8	10.0	10.8
Debt to capital ratio (F/H)	46.1	49.9	46.1	43.4	46.4
Net debt to net capital ratio ((F-G)/(H-I))	44.4	47.8	43.6	43.4	46.4

Calculations	may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2006-2010

($ millions)	2010	2009	2008	2007	2006
As-Reported Earnings (A)	80.9	74.8	56.9	69.3	49.5
Preferred dividends	2.8	2.8	2.8	2.8	2.8
Tax-effected interest expense	32.1	30.5	27.7	27.4	29.9
As-Reported Earnings including preferred dividends and tax-effected interest expense (B)	115.8	108.1	87.4	99.5	82.2

Special items

Total special items (C)	-	-	-	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	115.8	108.1	87.4	99.5	82.2
Operational earnings (A-C)	80.9	74.8	56.9	69.3	49.5
Average invested capital (D)	1,603	1,505	1,415	1,437	1,391
Average common equity (E)	707	677	661	637	595
Gross debt (F)	839	852	703	704	795
Less cash and cash equivalents (G)	1	91	1	41	73
Net debt (F-G)	837	760	702	664	722

Total capitalization (H)	1,615	1,591	1,419	1,411	1,463
Less cash and cash equivalents (I)	1	91	1	41	73
Net capitalization (H-I)	1,614	1,499	1,418	1,371	1,390

(%)
Return on average invested capital – As-Reported (B/D)	7.2	7.2	6.2	6.9	5.9
Return on average invested capital – Operational ((B-C)/D)	7.2	7.2	6.2	6.9	5.9
Return on average common equity – As-Reported (A/E)	11.4	11.0	8.6	10.9	8.3
Return on average common equity – Operational ((A-C)/E)	11.4	11.0	8.6	10.9	8.3
Debt to capital ratio (F/H)	51.9	53.5	49.6	49.9	54.3
Net debt to net capital ratio ((F-G)/(H-I))	51.9	50.7	49.5	48.4	51.9

ENTERGY NEW ORLEANS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2006-2010

($ millions)	2010	2009	2008	2007	2006
As-Reported Earnings (A)	30.0	30.0	34.0	23.5	4.1
Preferred dividends	1.0	1.0	1.0	1.1	1.3
Tax-effected interest expense	7.9	10.4	12.7	12.4	10.4
As-Reported Earnings including preferred dividends and tax-effected interest expense (B)	38.9	41.4	47.7	37.0	15.8

Special items

Total special items (C)	-	-	-	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	38.9	41.4	47.7	37.0	15.8
Operational earnings (A-C)	30.0	30.0	34.0	23.5	4.1
Average invested capital (D)	440	502	503	478	480
Average common equity (E)	200	210	194	166	152

Gross debt (F)	167	272	273	304	282
Less cash and cash equivalents (G)	55	191	137	92	17
Net debt (F-G)	112	81	136	212	265

Total capitalization (H)	379	501	504	501	456
Less cash and cash equivalents (I)	55	191	137	92	17
Net capitalization (H-I)	324	309	367	409	438

(%)
Return on average invested capital – As-Reported (B/D)	8.9	8.2	9.5	7.7	3.3
Return on average invested capital – Operational ((B-C)/D)	8.9	8.2	9.5	7.7	3.3
Return on average common equity – As-Reported (A/E)	15.0	14.3	17.5	14.2	2.7
Return on average common equity – Operational ((A-C)/E)	15.0	14.3	17.5	14.2	2.7
Debt to capital ratio (F/H)	44.2	54.4	54.1	60.6	61.9
Net debt to net capital ratio ((F-G)/(H-I))	34.7	26.2	37.0	51.8	60.4

Calculations may differ due to rounding.

REG G RECONCILIATIONS

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2006-2010

($ millions)	2010	2009	2008	2007	2006
As-Reported Net Income (A)	82.6	48.9	91.1	136.1	140.3
Preferred dividends	-	-	-	-	-
Tax-effected interest expense	29.9	26.7	33.9	34.5	36.5
As-Reported Net Income including preferred dividends and tax-effected interest expense (B)	112.5	75.6	125.0	170.6	176.8
Special items
Nuclear Alignment	-	-	-	(1.9)	-
Total special items (C)	-	-	-	(1.9)	-
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	112.5	75.6	125.0	172.5	176.8
Operational earnings (A-C)	82.6	48.9	91.1	138.0	140.3
Average invested capital (D)	1,666	1,703	1,750	1,740	1,782
Average common equity (E)	821	843	859	860	876
Gross debt (F)	869	820	899	882	879
Less cash and cash equivalents (G)	264	264	103	105	135
Net debt (F-G)	605	556	796	777	744
Total capitalization (H)	1,681	1,650	1,755	1,744	1,736
Less cash and cash equivalents (I)	264	264	103	105	135
Net capitalization (H-I)	1,417	1,386	1,652	1,639	1,601
(%)
Return on average invested capital – As-Reported (B/D)	6.8	4.4	7.1	9.8	9.9
Return on average invested capital – Operational ((B-C)/D)	6.8	4.4	7.1	9.9	9.9
Return on average common equity – As-Reported (A/E)	10.1	5.8	10.6	15.8	16.0
Return on average common equity – Operational ((A-C)/E)	10.1	5.8	10.6	16.0	16.0
Debt to capital ratio (F/H)	51.7	49.7	51.2	50.6	50.6
Net debt to net capital ratio ((F-G)/(H-I))	42.7	40.1	48.2	47.4	46.4

ENTERGY WHOLESALE COMMODITIES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2006-2010

($ millions)	2010	2009	2008	2007	2006
As-Reported Net Income (A)	486.7	638.5	795.6	583.2	331.2
Preferred dividends	2.7	2.6	2.7	3.4	3.5
Tax-effected interest expense	44.2	48.2	62.0	48.6	66.6
As-Reported Net Income including preferred dividends and tax-effected interest expense (B)	533.6	689.3	860.2	635.2	401.3
Special items
Nuclear alignment	-	-	-	(18.4)	-
Non-utility nuclear spin-off expenses	(100.7)	(44.0)	-	-	-
Entergy-Koch, LP gain					55.0
Non-Nuclear Wholesale Assets write-off of tax capital losses					(27.7)
Total special items (C)	(100.7)	(44.0)	-	(18.4)	27.3
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	634.3	733.3	860.2	653.6	374.0
Operational earnings (A-C)	587.4	682.5	795.6	601.6	303.9
Average invested capital (D)	5,720	5,201	5,023	4,754	4,238
Average common equity (E)	5,197	4,506	4,150	3,549	2,850
Gross debt (F)	306	568	650	924	1,318
Less cash and cash equivalents (G)	454	453	459	458	425
Net debt (F-G)	(148)	115	191	466	893
Total capitalization (H)	6,022	5,419	4,983	5,062	4,445
Less cash and cash equivalents (I)	454	453	459	458	425
Net capitalization (H-I)	5,568	4,965	4,524	4,604	4,020
(%)
Return on average invested capital – As-Reported (B/D)	9.3	13.3	17.1	13.4	9.5
Return on average invested capital – Operational ((B-C)/D)	11.1	14.1	17.1	13.7	8.8
Return on average common equity – As-Reported (A/E)	9.4	14.2	19.2	16.4	11.6
Return on average common equity – Operational ((A-C)/E)	11.3	15.1	19.2	17.0	10.7
Debt to capital ratio (F/H)	5.1	10.5	13.0	18.3	29.6
Net debt to net capital ratio ((F-G)/(H-I))	(2.7)	2.3	4.2	10.1	22.2

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

1Q09-4Q10

($ millions)	1Q10	2Q10	3Q10	4Q10	1Q09	2Q09	3Q09	4Q09
For the quarter:
As-Reported Net Income (A)	89.9	103.9	143.0	149.9	170.3	84.6	185.6	197.9
Less special items (B)	(54.3)	(14.5)	(25.2)	(6.7)	(6.6)	(15.1)	(10.3)	(12.0)
Operational earnings (A-B)	144.2	118.4	168.2	156.6	176.9	99.7	195.9	209.9
As-Reported Net Income, rolling 12 months (C)	558.0	577.3	534.7	486.7	752.5	694.4	698.5	638.5
Preferred dividends	2.6	2.7	2.7	2.7	2.7	2.7	2.7	2.6
Tax-effected interest expense	67.7	57.6	51.7	44.2	57.1	53.1	48.1	48.2
As-Reported Net Income, rolling
12 months including preferred dividends and tax-effected interest expense (D)	628.3	637.5	589.0	533.6	812.2	750.3	749.3	689.3
Special items in prior quarters	(37.4)	(76.6)	(80.8)	(94.0)	-	(6.6)	(21.7)	(32.0)
Special items in current quarter	(54.3)	(14.5)	(25.2)	(6.7)	(6.6)	(15.1)	(10.3)	(12.0)
Total special items (E)	(91.7)	(91.1)	(106.0)	(100.7)	(6.6)	(21.7)	(32.0)	(44.0)
Operational earnings, rolling
12 months including preferred dividends and tax-effected interest expense (D-E)	720.0	728.6	695.0	634.3	818.8	771.9	781.2	733.3
Operational earnings, rolling
12 months (C-E)	649.7	668.4	640.7	587.4	759.1	716.1	730.5	682.5
Average invested capital (F)	5,440	5,433	5,703	5,720	5,113	5,064	5,447	5,201
Average common equity (G)	4,743	4,789	5,148	5,197	4,271	4,238	4,590	4,506
Gross debt (H)	570	475	298	306	652	641	642	568
Less cash and cash equivalents (I)	588	317	363	454	497	559	193	453
Net debt (H-I)	(18)	158	(65)	(148)	154	82	449	115
Total capitalization (J)	5,680	5,603	6,028	6,022	5,200	5,262	5,379	5,419
Less cash and cash equivalents (K)	588	317	363	454	497	559	193	453
Net capital (J-K)	5,092	5,286	5,665	5,568	4,702	4,702	5,186	4,965
(%)
Return on average invested capital –
As-Reported (D/F)	11.5	11.7	10.3	9.3	15.9	14.8	13.8	13.3
Return on average invested capital –
Operational ((D-E)/F)	13.2	13.4	12.2	11.1	16.0	15.2	14.3	14.1
Return on average common equity –
As-Reported (C/G)	11.8	12.1	10.4	9.4	17.6	16.4	15.2	14.2
Return on average common equity –
Operational ((C-E)/G)	13.7	14.0	12.4	11.3	17.8	16.9	15.9	15.1
Debt to capital ratio (H/J)	10.0	8.5	4.9	5.1	12.5	12.2	11.9	10.5
Net debt to net capital ratio ((H-I)/(J-K))	(0.4)	3.0	(1.2)	(2.7)	3.3	1.7	8.7	2.3
Calculations may differ due to rounding.

Entergy Corporation

Consolidating Income Statement Year to Date December 31, 2009
(Dollars in thousands) (Unaudited)

	Utility	Entergy Wholesale Commodities	Parent & Other	Consolidated
OPERATING REVENUES
Electric	$7,883,140	$-	$(3,124)	$7,880,016
Natural gas	172,213	-	-	172,213
Competitive businesses	-	2,711,078	(17,657)	2,693,421

Total	8,055,353	2,711,078	(20,781)	10,745,650

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	2,026,893	284,191	(1,253)	2,309,831
Purchased power	1,356,418	62,586	(23,801)	1,395,203
Nuclear refueling outage expenses	105,016	136,293	-	241,310
Other operation and maintenance	1,836,507	922,283	(7,979)	2,750,810
Decommissioning	99,683	99,380	-	199,063
Taxes other than income taxes	402,499	99,161	2,200	503,859
Depreciation and amortization	926,239	151,767	4,769	1,082,775
Other regulatory charges (credits) - net	(21,727)	-	-	(21,727)

Total	6,731,528	1,755,661	(26,064)	8,461,124

Gain on sale of investment	-	-	-	-

OPERATING INCOME	1,323,825	955,417	5,283	2,284,526

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	59,545	-	-	59,545
Interest and investment income	180,505	196,492	(140,369)	236,628
Other than temporary impairment losses	-	(86,069)	-	(86,069)
Miscellaneous - net	(4,082)	(24,213)	(12,101)	(40,396)

Total	235,968	86,210	(152,470)	169,708

INTEREST EXPENSE
Interest expense	495,441	78,278	29,960	603,679
Allowance for borrowed funds used during construction	(33,235)	-	-	(33,235)

Total	462,206	78,278	29,960	570,444

INCOME BEFORE INCOME TAXES	1,097,587	963,349	(177,147)	1,883,790
Income taxes	388,682	322,255	(78,198)	632,740

CONSOLIDATED NET INCOME	708,905	641,094	(98,949)	1,251,050
Preferred dividend requirements of subsidiaries	17,329	2,629	-	19,958

NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$691,576	$638,465	$(98,949)	$1,231,092

EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$3.59	$3.31	($0.51)	$6.39
DILUTED	$3.53	$3.26	($0.49)	$6.30
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				192,772,032
DILUTED				195,838,068

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet December 31, 2009
(Dollars in thousands) (Unaudited)

	Utility	Entergy Wholesale Commodities	Parent & Other	Consolidated
ASSETS
CURRENT ASSETS
Cash and cash equivalents:
Cash	$81,255	$3,706	$900	$85,861
Temporary cash investments	1,158,014	449,598	16,078	1,623,690

Total cash and cash equivalents	1,239,269	453,304	16,978	1,709,551

Securitization recovery trust account	13,098	-	-	13,098
Notes receivable	-	1,574,012	(1,574,012)	-
Accounts receivable:
Customer	331,936	221,756	-	553,692
Allowance for doubtful accounts	(27,428)	(203)	-	(27,631)
Associated companies	27,783	39,954	(67,737)	-
Other	135,307	16,176	820	152,303
Accrued unbilled revenues	302,293	170	-	302,463

Total accounts receivable	769,891	277,853	(66,917)	980,827
Deferred fuel costs	126,798	-	-	126,798
Accumulated deferred income taxes	-	-	-	-
Fuel inventory - at average cost	194,826	2,029	-	196,855
Materials and supplies - at average cost	526,543	299,159	-	825,702
Deferred nuclear refueling outage costs	106,428	118,862	-	225,290
System agreement cost equalization	70,000	-	-	70,000
Prepaid taxes	-	259,446	(74,627)	184,819
Prepayments and other	68,406	112,378	20,437	201,221

TOTAL	3,115,259	3,097,043	(1,678,141)	4,534,161

OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity	734,578	1,047,161	(1,742,159)	39,580
Decommissioning trust funds	1,325,863	1,885,320	-	3,211,183
Non-utility property - at cost (less accumulated depreciation)	156,333	69,204	22,127	247,664
Other	77,418	12,855	30,000	120,273

TOTAL	2,294,192	3,014,540	(1,690,032)	3,618,700

PROPERTY, PLANT, AND EQUIPMENT

Electric	32,426,732	3,909,264	7,776	36,343,772
Property under capital lease	783,096	-	-	783,096
Natural gas	313,817	439	-	314,256
Construction work in progress	1,134,194	414,170	(1,045)	1,547,319
Nuclear fuel under capital lease	527,521	-	-	527,521
Nuclear fuel	219,317	520,510	-	739,827

TOTAL PROPERTY, PLANT AND EQUIPMENT	35,404,677	4,844,383	6,731	40,255,791
Less - accumulated depreciation and amortization	16,150,763	710,870	4,756	16,866,389

PROPERTY, PLANT AND EQUIPMENT - NET	19,253,914	4,133,513	1,975	23,389,402

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
Regulatory asset for income taxes - net	816,856	-	-	816,856
Other regulatory assets	3,647,154	-	-	3,647,154
Deferred fuel costs	172,202	-	-	172,202
Goodwill	374,099	3,073	-	377,172
Accumulated deferred income taxes	-	-	-	-
Other	231,156	886,622	(111,472)	1,006,306

TOTAL	5,241,467	889,695	(111,472)	6,019,690

		-
TOTAL ASSETS	$29,904,832	$11,134,791	$(3,477,670)	$37,561,953

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet December 31, 2009
(Dollars in thousands) (Unaudited)

	Utility	Entergy Wholesale Commodities	Parent & Other	Consolidated
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Currently maturing long-term debt	$406,016	$30,941	$275,000	$711,957
Notes payable and commercial paper:
Associated companies	207,161	380,540	(587,701)	-
Other	30,031	-	-	30,031
Account payable:
Associated companies	6,920	24,160	(31,080)	-
Other	758,886	245,764	(6,422)	998,228
Customer deposits	323,092	250	-	323,342
Taxes accrued	12,742	-	(12,742)	-
Accumulated deferred income taxes	41,125	-	7,459	48,584
Interest accrued	187,154	908	4,221	192,283
Deferred fuel costs	219,639	-	-	219,639
Obligations under capital leases	212,496	-	-	212,496
Pension and other postretirement liabilities	49,912	5,119	-	55,031
System agreement cost equalization	187,204	-	-	187,204
Other	48,643	164,029	2,530	215,202

TOTAL	2,691,021	851,711	(348,735)	3,193,997

NON-CURRENT LIABILITIES
Accumulated deferred income taxes and taxes accrued	6,747,453	2,727,452	(1,812,107)	7,662,798
Accumulated deferred investment tax credits	308,395	-	-	308,395
Obligations under capital leases	354,233	-	-	354,233
Other regulatory liabilities	378,862	-	-	378,862
Decommissioning and retirement cost liabilities	1,618,844	1,320,695	-	2,939,539
Accumulated provisions	127,634	9,090	4,591	141,315
Pension and other postretirement liabilities	1,771,351	469,688	-	2,241,039
Long-term debt	7,897,032	156,556	2,652,150	10,705,738
Other	750,024	748,945	(787,635)	711,334

TOTAL	19,953,828	5,432,426	56,999	25,443,253

Subsidiaries’ preferred stock without sinking fund	186,510	86,590	(55,757)	217,343

EQUITY
Common Shareholders’ Equity:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 254,752,788 shares in 2009	2,161,268	398,987	(2,557,707)	2,548
Paid-in capital	2,416,633	1,347,836	1,605,573	5,370,042
Retained earnings	2,651,629	2,975,069	2,416,424	8,043,122
Accumulated other comprehensive income (loss)	(130,057)	54,872	-	(75,185)
Less - treasury stock, at cost (65,634,580 shares in 2009)	120,000	12,700	4,594,467	4,727,167

Total common shareholders’ equity	6,979,473	4,764,064	(3,130,177)	8,613,360

Subsidiaries' preferred stock without sinking fund	94,000	-	-	94,000

TOTAL	7,073,473	4,764,064	(3,130,177)	8,707,360

TOTAL LIABILITIES AND EQUITY	$29,904,832	$11,134,791	$(3,477,670)	$37,561,953

*Totals may not foot due to rounding.

ENTERGY CORPORATION AND SUBSIDIARIES

INVESTOR NEWS

Entergy’s quarterly earnings results, webcasts, presentations, and other news and information of investor interest may be obtained by visiting the investor information page on Entergy’s corporate website at entergy.com or calling Entergy's Investor Relations information line at 1-888-ENTERGY (368-3749).

INVESTOR RELATIONS

Security analysts, portfolio managers, and other members of the financial community may contact:

Paula Waters

Vice President, Investor Relations

Telephone: 504-576-4380

E–mail: pwater1@entergy.com

SHAREHOLDER ACCOUNT INFORMATION

BNY Mellon Shareowner Services is Entergy’s transfer agent, registrar, dividend disbursing agent, and dividend reinvestment and stock purchase plan agent. Shareholders of record with questions about lost certificates, lost or missing dividend checks or notifications of change of address should contact:

BNY Mellon Shareowner Services

480 Washington Boulevard

Jersey City, NJ 07310

Telephone: 1-800-333-4368

Internet address: https://m1.melloninvestor.com/mellonone/index.jsp

CORPORATE GOVERNANCE

Entergy’s Corporate Governance Guidelines, Board Committee Charters or the Corporate Governance, Audit, and Personnel Committees, and Entergy’s Code of Conduct may be accessed electronically by selecting the investor information page on Entergy’s corporate website at entergy.com.

ADDITIONAL INFORMATION

For copies of the above Corporate Governance documents, Entergy’s 10-K and 10-Q reports filed with the Securities and Exchange Commission, or for other investor information, call 1-888-ENTERGY or write to:

Entergy Corporation

Investor Relations

P.O. Box 61000

New Orleans, LA 70161

COMMON STOCK INFORMATION

The company’s common stock is listed on the New York and Chicago exchanges under the symbol “ETR” (CUSIP 29364G10). The Entergy share price is reported daily in the financial press under “Entergy” in most listings of New York Stock Exchange securities. Entergy common stock is a component of the following indices: S&P 500, S&P Utilities Index, Philadelphia Utility Index and the NYSE Composite Index, among others.

As of January 31, 2011, there were 179,037,924 shares of Entergy common stock outstanding. Shareholders of record totaled 36,598, and approximately 82,000 investors held Entergy stock in “street name” through a broker.

CERTIFICATIONS

In June 2010, Entergy’s Chief Executive Officer certified to the New YorkStock Exchange that he was not aware of any violation of the NYSE corporate governance listing standards. Also, Entergy filed certifications regarding the quality of the company’s public disclosure, required by Section 302 of the Sarbanes-Oxley Act of 2002, as exhibits to its Report on Form 10-K for the fiscal year ended December 31, 2010.

ENTERGY COMMON STOCK PRICES

The high and low trading prices for each quarterly period in 2010 and 2009 were as follows (in dollars):

	2010		2009
QUARTER	HIGH	LOW	HIGH	LOW
1	83.09	75.25	86.61	59.87
2	84.33	71.28	78.78	63.39
3	80.80	70.35	82.39	71.76
4	77.90	68.65	84.44	76.10

DIVIDEND PAYMENTS

The Board of Directors declares dividends quarterly and sets the record and payment dates. Subject to Board discretion, those dates for 2011 are:

DECLARATION DATE	RECORD DATE	PAYMENT DATE
January 28	February 10	March 1
April 6	May 12	June 1
July 29	August 11	September 1
October 28	November 10	December 1

Quarterly dividend payments (in cents-per-share):

QUARTER	2011	2010	2009	2008	2007
1	83	75	75	75	54
2	83	83	75	75	54
3		83	75	75	75
4		83	75	75	75

PREFERRED STOCK DIVIDEND PAYMENTS

The board of directors for each preferred stock issuer declares preferred dividends quarterly and sets the record and payment dates. Subject to their discretion, those dates for 2011 and 2012 are:

OPERATING COMPANIES	RECORD DATE	PAYMENT DATE
Entergy Arkansas, Inc.	12/23/10	1/1/11
	3/21/11	4/1/11
	6/20/11	7/1/11
	9/20/11	10/1/11
	12/20/11	1/1/12
	3/20/12	4/1/12
	6/20/12	7/1/12
	9/20/12	10/1/12
Entergy Gulf States Louisiana, L.L.C.	2/28/11	3/15/11
	5/31/11	6/15/11
	8/31/11	9/15/11
	11/30/11	12/15/11
	2/29/12	3/15/12
	5/31/12	6/15/12
	8/31/12	9/15/12
	11/30/12	12/15/12
Entergy Louisiana, LLC	2/28/11	3/15/11
	5/31/11	6/15/11
	8/31/11	9/15/11
	11/30/11	12/15/11
	2/29/12	3/15/12
	5/31/12	6/15/12
	8/31/12	9/15/12
	11/30/12	12/15/12
Entergy Mississippi, Inc.	1/21/11	2/1/11
	4/22/11	5/1/11
	7/20/11	8/1/11
	10/20/11	11/1/11
	1/20/12	2/1/12
	4/20/12	5/1/12
	7/20/12	8/1/12
	10/22/12	11/1/12
Entergy New Orleans, Inc.	12/23/10	1/1/11
	3/21/11	4/1/11
	6/20/11	7/1/11
	9/20/11	10/1/11
	12/20/11	1/1/12
	3/20/12	4/1/12
	6/20/12	7/1/12
	9/20/12	10/1/12